UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

APPYEA, INC.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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APPYEA, INC.

777 Main Street, Suite 600

Fort Worth, Texas 76102

(817) 887-8142

September [ ], 2019

Dear Stockholder:

The board of directors and officers of AppYea, Inc., a South Dakota corporation, join me in extending to you a cordial invitation to attend a special meeting of our stockholders, which we refer to as the special meeting. This meeting will be held on September [ ], 2019 at [_____] [ ].m. local time at [________________].

Details regarding the business to be conducted are more fully described in the accompanying Notice of Special Meeting of Stockholders.

If you are unable to attend the special meeting in person, it is very important that your shares be represented and voted at the meeting. You may authorize your proxy to vote your shares as described in the Proxy Statement, by phone, fax or Internet. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. If you authorize your proxy to vote your shares over the Internet, return your proxy card by mail or vote by telephone prior to the special meeting, you may nevertheless revoke your proxy and cast your vote personally at the meeting.

We look forward to seeing you on September___, 2019. Your vote and participation in our governance is very important to us.

Sincerely,

/s/ Keri Williams

Keri Williams,

Director and Secretary

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APPYEA, INC.

777 Main Street, Suite 600

Fort Worth, Texas 76102

Telephone: (817) 887-8142

___________________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER___, 2019

___________________________

To the Stockholders of AppYea, Inc.:

We are pleased to provide you notice of, and to invite you to attend, a special meeting of the stockholders of AppYea, Inc., a South Dakota corporation, which will be held on September___, 2019 at [_____] [ ].m. local time at [________________], for the following purposes:

1. To consider and vote upon a Proposal to file an Application for Amended Articles of Incorporation to change the Company’s name to “Righteous Hemp, Inc.” (the “Name Change Amendment”);

2. To consider and vote upon a Proposal to authorize our board of directors, without further stockholder approval, to effect a reverse stock split of all of the outstanding Class A Common Stock of the Company, by the filing of an Application for Amended Articles of Incorporation of the Company with the Secretary of State of South Dakota (or if the Reincorporation (defined below) is approved and occurs prior to the Reverse Stock Split, the filing of a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of Nevada), in a ratio of between one-for-two hundred and fifty and one-for-ten thousand, with the Company’s board of directors having the discretion as to whether or not the reverse split is to be effected, and with the exact exchange ratio of any reverse split to be set at a whole number within the above range as determined by the board of directors in its sole discretion, at any time before September[ ], 2020 (the “Reverse Split Approval”);

3. To consider and vote upon the adoption of the AppYea, Inc. 2019 Equity Incentive Plan (the “Equity Plan Proposal”); and

4. To consider and vote upon a Proposal to affect a reincorporation of the Company from a South Dakota corporation to a Nevada corporation pursuant to an Agreement and Plan of Merger to Redomicile dated September [ ], 2019, with a simultaneous name change to “Righteous Hemp, Inc.” (the “Reincorporation” and the “Reincorporation Proposal”).

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF PROPOSALS ONE THROUGH THREE.

We will not transact any other business at the special meeting other than as discussed above. Our board of directors has fixed the close of business on September [ ], 2019 as the record date for determining those stockholders entitled to vote at the special meeting and any adjournment or postponement thereof. Accordingly, only stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the special meeting. A complete list of our stockholders will be available for examination at our offices in Fort Worth, Texas, during ordinary business hours for a period of 10 days prior to the special meeting.

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We cordially invite you to attend the special meeting in person. However, to ensure your representation at the special meeting, please authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number, faxing your proxy card or by using the Internet as described in the instructions included with your proxy card or voting instruction card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. This will not prevent you from voting in person, but will help to secure a quorum and avoid added solicitation costs. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares and the vote cannot be cast unless you provide instructions to your broker. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your proxy may be revoked at any time before it is voted. Please review the proxy statement accompanying this notice for more complete information regarding the matters to be voted on at the meeting.

The enclosed proxy statement is first being mailed to stockholders on September [ ], 2019. Stockholders may also request a copy of the proxy statement by contacting our main office at (817) 887-8142.

Even if you plan to attend the special meeting in person, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the special meeting if you are unable to attend.

BY ORDER OF THE BOARD OF DIRECTORS:

Fort Worth, Texas	/s/ Keri Williams
September [ ], 2019	Keri Williams,
Director and Secretary

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS ON THE PROXY CARD.

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TABLE OF APPENDIXES

Unless the context requires otherwise, references to the “Company,” “we,” “us,” “our,” “AppYea” and “AppYea, Inc.” refer specifically to AppYea, Inc.

In addition, unless the context otherwise requires and for the purposes of this Proxy Statement only:

●	“Code” means the Internal Revenue Code of 1986, as amended from time to time;
●	“common stock” refers to the Class A Common Stock of the Company;
●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;
●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and
●	“Securities Act” refers to the Securities Act of 1933, as amended.

FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth from time to time in our SEC filings.

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PROXY STATEMENT

FOR A SPECIAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

AppYea, Inc. has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our special meeting of stockholders, which we refer to as our special meeting, to be held on September[ ], 2019 at [_____] [ ].m. local time at [________________], and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on September [ ], 2019. You are invited to attend the special meeting and are requested to vote on the proposals described in this Proxy Statement.

Information Contained In This Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the special meeting, the voting process, and certain other required information.

Record Date and Shares Entitled to Vote

Our board of directors has fixed the close of business on September [ ], 2019 as the record date for determining the holders of shares of our voting stock entitled to receive notice of and to vote at our special meeting and any adjournments or postponements thereof. Only holders of record of shares of Class A Common Stock and Series A Preferred Shares at the close of business on that date will be entitled to vote at our special meeting and at any adjournment or postponement of that meeting.

Each share of common stock is entitled to one vote, and each share of Series A Preferred Stock is entitled to 1,000 votes, on each Proposal presented at our special meeting and at any adjournment or postponement thereof, and as of the record date, there were an aggregate of 14,675,222,774 total voting shares.

In order for us to satisfy our quorum requirements, the holders of a majority of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

If your proxy is properly executed and received by us in time to be voted at our special meeting, the shares represented by your proxy (including those given through the mail, by fax or by telephone or the Internet) will be voted in accordance with your instructions. If you execute your proxy but do not provide us with any instructions, your shares will be voted “FOR” the proposals set forth in the notice of special meeting.

The only matters to be presented at our special meeting are set forth in the notice of special meeting.

Voting Process

If you are a stockholder of record, there are five ways to vote:

•	In person. You may vote in person at the special meeting. The Company will give you a ballot when you arrive.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

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Revocability of Proxies

The presence of a stockholder at our special meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:

•	submitting a written revocation prior to the special meeting to the Corporate Secretary, AppYea, Inc., 777 Main Street, Suite 600, Fort Worth, Texas 76102;

•	submitting another signed and later dated proxy card and returning it by mail in time to be received before our special meeting or by submitting a later dated proxy by the Internet or telephone prior to the special meeting; or

•	attending our special meeting and voting in person.

Attendance at the Special meeting

Attendance at the special meeting is limited to holders of record of our common stock and Series A Preferred Stock at the close of business on the record date, September [ ], 2019 and our guests. Admission will be on a first-come, first-served basis. You will be asked to present valid government-issued picture identification, such as a driver’s license or passport, in order to be admitted into the special meeting. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the special meeting, you must present proof of your ownership of common stock or Series A Preferred Stock, such as a bank or brokerage account statement indicating that you owned shares of common stock or Series A Preferred Stock at the close of business on the record date, in order to be admitted. For safety and security reasons, no cameras, recording equipment or other electronic devices will be permitted in the special meeting.

Conduct at the Meeting

The Chairman of the meeting has broad responsibility and legal authority to conduct the special meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. The Chairman may exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on the agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure you that every stockholder who wishes to speak on an item of business will be able to do so.

Quorum

If you vote in person or by proxy at our special meeting, you will be counted for purposes of determining whether there is a quorum at the meeting. Shares of our capital stock present in person or by proxy at our special meeting that are entitled to vote will be counted for the purpose of determining whether there is a quorum for the transaction of business at our special meeting. In order for us to satisfy our quorum requirements, the holders of a majority of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, must be present.

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Votes Required To Approve Each Proposal

The following table sets forth the voting requirement with respect to each of the Proposals:

Proposal 1 - Name Change Amendment	To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares outstanding, and entitled to vote.
Proposal 2 - Reverse Split Approval	To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares outstanding, and entitled to vote.
Proposal 3 - Approval of Equity Plan Proposal

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote, provided that a quorum exists.

PROPOSAL 4 - Approval of the Reincorporation of the Company from the State of South Dakota to the State of Nevada	To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares outstanding, and entitled to vote.

Broker Non-Votes and Abstentions

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular Proposal because the nominee does not have discretionary voting power with respect to that item, and the broker has not received voting instructions from the beneficial owner. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter or proposal.

A broker is entitled to vote shares held for a beneficial owner on “routine” matters, such as the ratification of the appointment of an independent auditor, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on certain “non-routine” matters, which include all of the proposals up for vote at the special meeting.

As such broker non-votes and abstentions could prevent the proposals from receiving the required affirmative vote of a majority of the (a) shares entitled to vote at the meeting (Proposals 1, 2 and 4); or (b) shares present in person or represented by proxy at the special meeting (Proposal 3).

Abstaining shares will be considered present at the special meeting and “entitled to vote” on the applicable provisions so that the effect of abstentions will be the equivalent of a vote “AGAINST” each applicable proposal. With respect to broker non-votes, the shares subject to a broker non-vote will not be considered present at the special meeting for each proposal, since they are not “entitled to vote” on such proposals, so broker non-votes will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote of the shares present in person or represented by proxy at the special meeting and entitled to vote on such applicable proposals, by reducing the total number of shares from which the majority is calculated.

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Board of Directors Voting Recommendations

Our board of directors recommends that you vote your shares:

•	“FOR” approval to file an Application for Amended Articles of Incorporation of the Company to change the Company’s name to “Righteous Hemp, Inc.” (Proposal 1);

•

“FOR” authorization of our board of directors, without further stockholder approval, to effect a reverse stock split of all of the outstanding common stock of the Company, by the filing of An Application for Amended Articles of Incorporation of the Company with the Secretary of State of South Dakota (or if the Reincorporation (defined below) is approved and occurs prior to the Reverse Stock Split, the filing of a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of Nevada), in a ratio of between one-for-two hundred and fifty and one-for-ten thousand, with the Company’s board of directors having the discretion as to whether or not the reverse split is to be effected, and with the exact exchange ratio of any reverse split to be set at a whole number within the above range as determined by the board of directors in its sole discretion, at any time before September [ ], 2020 (Proposal 2); and

•	“FOR” adoption of AppYea, Inc. 2019 Equity Incentive Plan (Proposal 3).

•

“FOR” ratification of a reincorporation of the Company from a South Dakota corporation to a Nevada corporation pursuant to an Agreement and Plan of Merger to Redomicile dated September [ ], 2019, with a simultaneous name change to “Righteous Hemp, Inc.” (Proposal 4).

Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. We have not and do not anticipate retaining a third-party proxy solicitation firm to solicit proxies on behalf of the board of directors. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the record date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

It is anticipated that representatives of Broadridge will tabulate the votes and act as inspector of election at the Special meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the special meeting will be available to view during the special meeting. You may also access this list at our principal executive offices, for any purpose germane to the special meeting, during ordinary business hours, for a period of ten days prior to the special meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the special meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions you received in the mail, or your enclosed proxy card.

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Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the record date your shares were registered in your name with our transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by us. If on the record date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy statement is required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Multiple Stockholders Sharing the Same Address

In some cases, one copy of this proxy statement and the accompanying notice of special meeting of stockholders is being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement or the accompanying notice of special meeting of stockholders, to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this proxy statement or the accompanying notice of special meeting of stockholders, but in such event will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Corporate Secretary, at our principal executive offices at 777 Main Street, Suite 600, Fort Worth, Texas 76102, or a stockholder may make a request by calling our Corporate Secretary, at (817) 887-8142.

 If you receive more than one notice, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process”, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The final voting results will be tallied by the inspector of voting and published in our Current Report on Form 8-K, which we are required to file with the SEC within four business days following the special meeting.

Company Mailing Address

The mailing address of our principal executive offices is 777 Main Street, Suite 600, Fort Worth, Texas 76102.

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Each share of common stock is entitled to one vote, and each share of Series A Preferred Stock is entitled to 1,000 votes, on each Proposal presented at our special meeting and at any adjournment or postponement thereof, for an aggregate of 14,675,222,774 total voting shares. At the close of business on the record date, September [ ], 2019, there were 4,925,222,774 shares of common stock and 9,750,000 shares of Series A Preferred Stock outstanding and entitled to vote at our special meeting, each of which vote 1,000 voting shares, for 14,675,222,774 total voting shares.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein.

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Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth, as of the record date, September [ ], 2019, the number and percentage of outstanding shares of our common stock and Series A Preferred Stock beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock and Series A Preferred Stock; (b) each of our directors; (c) our executive officers; and (d) all current directors and executive officers.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or upon conversion of a convertible security) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 777 Main Street, Suite 600, Fort Worth TX 76102.

Name	Number of Shares of Common Stock(a)	Percent of Common Stock	Number of Shares of Series A Preferred Stock(b)	Percent of Series A Preferred Stock	Total Voting Shares(b)	Percent of Total Voting Shares(c)
Douglas O. McKinnon	-	-	6,416,667	65.8%	6,416,667,000	43.7%
Keri Williams	24,000,000	*	-	-	24,000,000	*
Devin Beavers	5,000,000	*	-	-	5,000,000	*
Directors and Executive Officers as a Group (3 persons)	29,000,000	*	6,416,667	65.8%	6,445,667,000	43.9%

5% Stockholders
BBBY, Ltd(1)		*	1,666,667	17.1%	1,777,667,000	12.1%

___________

*	Represents an amount less than 1%.

(a)	Includes (i) options, warrants and convertible securities exercisable or convertible for common stock, and (ii) shares of common stock issuable upon conversion of preferred stock, which shares are also provided separately in the table above where applicable, each within 60 days of the record date. the shares in the column “Number of Common Stock Shares” includes all shares which could be issued upon exercise or conversion of outstanding exercisable or convertible securities held by such stockholder.

(b)	Each share of Series A Preferred Stock converts into common stock at the option of each holder on a one-for-1,500 basis and votes 1,000 voting shares on all stockholder matters.

(c)	Based on 14,675,222,774 total voting shares as of the record date.

(1)	Address: 777 Main Street, Suite 600, Fort Worth Texas 76102. The beneficial owner of the shares held by BBBY, Ltd. is Byron Young, its Manager.

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Changes in Control

The Company is not currently aware of any arrangements which may at a subsequent date result in a change of control of the Company.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table includes information regarding the compensation paid to the following persons for the years ended June 30, 2019 and 2018:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended June 30, 2019 and 2018;

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended June 30, 2019 and 2018, who we will collectively refer to as the named executive officers of our company, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year; and

(d)	each non-executive director of the Company.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa-tion ($)	Change in Pension Value and Nonqualified Deferred Compensa-tion Earnings ($)	All Other Compensa-tion ($)	Total ($)
Douglas O. McKinnon(1) CEO and CFO	2019 2018	96,000 96,000	- -	- -	- -	- -	- -	- -	96,000 96,000

Keri Williams(2) Secretary and Director	2019 2018	- -	- -	- -	- -	- -	- -	- -	- -

Devin Beavers(3) Director	2019 2018	- -	- -	- -	- -	- -	- -	- -	- -

Note:

________

(1)	Mr. McKinnon was appointed as our chief executive officer and chief financial officer on March 7, 2016. Salary has been accrued but not paid in cash as of the filing of this Proxy Statement.

(2)	Mrs. Williams was appointed as secretary on January 8, 2014.

(3)

Mr. Beavers was appointed director, interim chief executive officer and interim chief financial officer on February 16, 2016 and resigned as interim chief executive officer and interim chief financial officer on March 7, 2016.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive share options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that share options may be granted at the discretion of our board of directors.

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Grants of Plan-Based Awards

During the fiscal year ended June 30, 2019 we did not grant any stock options.

Option Exercises and Stock Vested

During our fiscal year ended June 30, 2019 there were no options exercised by our named officers.

Compensation of Directors

We do not have any agreements for compensating our non-executive directors for their services in their capacity as directors, although such non-executive directors are expected in the future to receive stock options to purchase shares of our common stock as awarded by our board of directors, provided that the amount of such grants are not determinable at this time.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years, is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

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PROPOSAL 1

NAME CHANGE AMENDMENT

On September [ ], 2019, the board of directors unanimously approved an Application for Amended Articles of Incorporation to amend our Articles of Incorporation, as amended, to change our corporate name from “AppYea, Inc.” to “Righteous Hemp, Inc.” The board of directors believes it is in the Company’s and our stockholders’ best interests to effect the name change and recommends to our stockholders the approval and adoption of the Name Change Amendment.

Reason for the Amendment

The change in our corporate name is deemed necessary to more accurately reflect the Company’s current and future business activities.

During the quarter ended March 31, 2019, the Company entered into a management and advisory agreement with Hempori, Inc. to assist the Company in identifying and managing the Company’s overall business strategy and opportunities to enter the hemp based Cannabidiol (CBD) industry. Additionally, the Company entered into an exclusive CBD infused beverage licensing agreement with the Prouty Company to market flavored and non-flavored beverages in various formulas infused with CBD to achieve the following “mood enhancing” affects: Energy, Calm, Focus, and Sleep.

The board of directors believes that it is in the Company’s and our stockholders’ best interests to change our corporate name to “Righteous Hemp, Inc.” to better communicate to the public the current and future nature of our business operations.

Effects of the Amendment

The board of directors has adopted resolutions setting forth the proposed amendment in the form of an amendment to Article I of our Articles of Incorporation, as amended, and recommends that the stockholders approve (and vote “FOR”) such amendment. The resolutions also provide that the amendment be submitted to the stockholders entitled to vote thereon for consideration at the special meeting in accordance with the South Dakota Business Corporation Act. The following is the text of the proposed amendment to Article I of our Articles of Incorporation, as amended:

“The name of the company is: Righteous Hemp, Inc.”

If approved, the amendment to our Articles of Incorporation, as amended, will become effective upon the filing of the Application for Amended Articles of Incorporation with the Secretary of State of the State of South Dakota, which will occur as soon as reasonably practicable following the special meeting.

If the Name Change Amendment becomes effective, the rights of stockholders holding certificated shares under currently outstanding stock certificates and the number of shares represented by those certificates will remain unchanged. The name change will not affect the validity or transferability of any currently outstanding stock certificates nor will it be necessary for stockholders with certificated shares to surrender or exchange any stock certificates they currently hold as a result of the name change. Any new stock certificates that are issued after the name change becomes effective will bear the name “Righteous Hemp, Inc.”

If the Name Change Amendment is not approved by the stockholders, the proposed amendment to our Articles of Incorporation, as amended, will not be made and our name will remain unchanged.

In the event the stockholders approve the Reincorporation described in Proposal 4, the Company will affect the name change in connection with the reincorporation of the Company from a South Dakota corporation to a Nevada corporation and not through the filing of an amendment to Article I of our Articles of Incorporation, as amended. In that case the outcome of this vote will have no effect on the Reincorporation Proposal or the name change contemplated in connection with such Reincorporation Proposal and the Company will affect the name change in connection with such Reincorporation Proposal regardless of the outcome on this Proposal 1.

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Vote Required

Approval of the Application for Amended Articles of Incorporation amending our Articles of Incorporation, as amended, requires the affirmative vote of the holders of a majority of the outstanding voting shares of the Company, as of the record date, voting as a single class. Because brokers do not have discretionary authority to vote on this Proposal, broker non-votes will not affect the outcome of the vote on this Proposal. For the approval of this Proposal, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

Our board of directors recommends that you vote “FOR” this Proposal 1.

PROPOSAL 2

REVERSE SPLIT APPROVAL

Our board of directors has approved and has recommended that our stockholders approve a Proposal to authorize our board of directors to file an Application for Amended Articles of Incorporation to amend our Articles of Incorporation, as amended (or if the Reincorporation is approved and occurs prior to the Reverse Stock Split, to file a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of Nevada), to effect a reverse stock split of all of our outstanding common stock at a ratio of between one-for-two hundred and fifty and one-for-ten thousand (the “Exchange Ratio”), with our board of directors having the discretion as to whether or not the reverse split is to be effected, and with the exact Exchange Ratio of any reverse split to be set at a whole number within the above range as determined by our board of directors in its sole discretion, provided that all fractional shares as a result of the split shall be automatically rounded up to the next whole share and in the discretion of the board of directors, all or some shareholders holdings may be rounded up to a minimum of 100 shares following the reverse stock split (the “Reverse Stock Split”). The Proposal provides that our board of directors will have sole discretion to elect, at any time before the one year anniversary of this special meeting, as it determines to be in our best interest, whether or not to effect the Reverse Stock Split, and, if so, the number of our shares of common stock within the Exchange Ratio which will be combined into one share of our common stock, and whether or not the Reverse Stock Split will include “round lot” rounding (as discussed below).

The determination as to whether the Reverse Stock Split will be effected and, if so, pursuant to which Exchange Ratio, and whether or not the split will include “round lot” rounding, will be based upon those market or business factors deemed relevant by the board of directors at that time, including, but not limited to:

•	listing standards of OTC Markets;

•	existing and expected marketability and liquidity of the Company’s common stock;

•	prevailing stock market conditions;

•	the historical trading price and trading volume of our common stock;

•	the then prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse split on the trading market for our common stock;

•	the anticipated impact of the reverse split on our ability to raise additional financing;

•	business developments affecting the Company;

•	the Company’s actual or forecasted results of operations; and

•	the likely effect on the market price of the Company’s common stock.

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Our board of directors believes that stockholder approval granting us discretion to set the actual exchange ratio within the range of the Exchange Ratio, rather than stockholder approval of a specified exchange ratio, provides us with maximum flexibility to react to then-current market conditions and volatility in the market price of our common stock and therefore is in the best interests of the Company and its stockholders. If the board of directors determines to implement the Reverse Stock Split, we intend to issue a press release announcing the terms and effective date of the Reverse Stock Split before we file the amendment to our Articles of Incorporation with the Secretary of State of the State of South Dakota.

If our board of directors determines that effecting the Reverse Stock Split is in our best interest, the Reverse Stock Split will become effective upon the filing of an Application for Amended Articles of Incorporation with the Secretary of State of the State of South Dakota (or if the Reincorporation is approved and occurs prior to the Reverse Stock Split, the filing of a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of Nevada). The form of the Application for Amended Articles of Incorporation to effect the Reverse Stock Split, assuming the Reincorporation is not approved, will be in substantially the form as attached to this proxy statement as Appendix B-1 (which assumes the amendment set forth in Proposal 1 is approved); and the form of the Certificate of Amendment to our Articles of Incorporation to effect the Reverse Stock Split, assuming the Reincorporation is approved and occurs prior to the Reverse Stock Split, will be in substantially the form as attached to this proxy statement as Appendix B-2 (as applicable, the “Amendment”). The Amendment filed thereby will set forth the number of shares to be combined into one share of our common stock within the limits set forth in this Proposal, but will not have any effect on the number of shares of common stock or preferred stock currently authorized, the ability of our board of directors to designate preferred stock, the par value of our common or preferred stock, or any series of preferred stock previously authorized (except to the extent such Reverse Stock Split adjusts the conversion ratio of such previously designated preferred stock).

Purpose of the Reverse Stock Split

The primary purpose of the Reverse Stock Split will be to increase proportionately the per share trading price of our common stock. We believe that the increased market price of our common stock expected as a result of implementing a Reverse Stock Split may improve the marketability and liquidity of our common stock and encourage interest and trading in our common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. Although it should be noted that the liquidity of our common stock may be harmed by a Reverse Stock Split given the reduced number of shares that would be outstanding after a Reverse Stock Split, our board of directors is hopeful that the anticipated higher market price will offset, to some extent, the negative effects on the liquidity and marketability of our common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

Board of Directors Discretion to Implement the Reverse Stock Split

If Proposal 2 is approved by our stockholders, the Reverse Stock Split will be affected, if at all, only upon a determination by the board of directors that the Reverse Stock Split is in the best interests of the Company and its stockholders. The board of directors’ determination as to whether the Reverse Stock Split will be affected and, if so, at which Exchange Ratio, will be based upon certain factors, including existing and expected marketability and liquidity of our common stock, prevailing stock market conditions, business developments affecting us, actual or forecasted results of operations and the likely effect on the market price of our common stock, and the listing standards of the OTC Markets. If the board of directors does not act to implement the Reverse Stock Split prior to the one-year anniversary of this special meeting, the authorization granted by stockholders pursuant to this Proposal 2 would be deemed abandoned and without any further effect. In that case, the board of directors may again seek stockholder approval at a future date for the Reverse Stock Split if it deems it to be advisable.

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Effect of the Reverse Stock Split

If approved by our stockholders and implemented by the board of directors, as of the effective time of the Amendment, each issued and outstanding share of our common stock would immediately and automatically be reclassified and reduced into a fewer number of shares of our common stock, depending upon the Exchange Ratio selected by the board of directors, which could range between one-for-two hundred and fifty and one-for-ten thousand, provided that all fractional shares as a result of the split shall be automatically rounded up to the next whole share, and if implemented by the board of directors in connection with the “round lot” rounding, the Reverse Stock Split may result in some or all shareholders holding no less than 100 shares.

Except to the extent that the Reverse Stock Split would result in any stockholder receiving an additional whole share of common stock in connection with the rounding of fractional shares (or up to 99 shares in the event the “round lot” rounding is implemented) or any dilution to other stockholder in connection therewith, as described below, the Reverse Stock Split will not:

•	affect any stockholder’s percentage ownership interest in us;

•	affect any stockholder’s proportionate voting power;

•	substantially affect the voting rights or other privileges of any stockholder; or

•	alter the relative rights of common stockholders, preferred stockholders, warrant holders or holders of equity compensation plan awards and options.

Depending upon the Exchange Ratio selected by the board of directors, the principal effects of the Reverse Stock Split are:

•	the number of shares of common stock issued and outstanding will be reduced by a factor ranging between two hundred and fifty and ten thousand, notwithstanding any rounding;

•

the per share exercise price will be increased by a factor between two hundred and fifty and ten thousand, and the number of shares issuable upon exercise shall be decreased by the same factor, for all outstanding options;

•

warrants and other convertible or exercisable equity instruments entitling the holders to purchase shares of our common stock, except warrants to purchase 5,000,000 shares of common stock at $0.03 per share held by Greentree Financial Group, Inc. which are not subject to any adjustment in connection with reverse splits;

•	the number of shares authorized and reserved for issuance under our existing equity compensation plans will be reduced proportionately; and

•	the conversion rates for holders of our preferred stock and other outstanding securities will be adjusted proportionately, subject to their terms.

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The following table contains approximate information relating to our outstanding common stock, Series A Preferred Stock (which converts into common stock prior to the Reverse Stock Split in a ratio of 1,500 for 1 and votes 1,000 voting shares on each stockholder matter), our outstanding warrants and outstanding options under our stock plans (not taking into account the plan proposed to be approved pursuant to Proposal 3), and convertible notes, under various proposed exchange ratio options, based on our current authorized shares of common stock and the number of authorized shares assuming Proposal 2 above is approved:

Assuming a Reverse Split of*:
	Pre-Reverse	1 for 250	1 for 1,000	1 for 5,000	1 for 7,500	1 for 10,000
Outstanding Common Stock (1)	4,925,222,774	19,700,891	4,925,223	985,045	656,696	492,522
Issuable upon the exercise of outstanding warrants to purchase shares of common stock *	587,916,818	2,351,667	587,917	117,583	78,389	58,792
Issuable upon conversion of our outstanding Series A Preferred Stock	14,625,000,000	58,500,000	14,625,000	2,925,000	1,950,000	1,462,500
Issuable upon conversion of outstanding convertible promissory notes	3,885,000,000	15,540,000	3,885,000	777,000	518,000	388,500
Reserved for issuance under Equity Incentive Plans (not taking into account Proposal 3 herein)	1,000,000,000	4,000,000	1,000,000	200,000	133,333	100,000
Total shares outstanding and reserved and required for issuance upon conversion of outstanding convertible securities	25,023,139,592	100,092,558	25,023,140	5,004,628	3,336,419	2,502,314
Current Authorized Common Stock	6,000,000,000	6,000,000,000	6,000,000,000	6,000,000,000	6,000,000,000	6,000,000,000
Shares available for future issuance with current authorized shares of common stock	(19,023,139,592)	5,899,907,442	5,974,976,860	5,994,995,372	5,996,663,581	5,997,497,686

(1)	Does not take into account the effect of the reverse stock split, approval for which is being requested at the meeting (see proposal 2).

(2)	Does not include warrants to purchase 5,000,000 shares of common stock with an exercise price of $0.03 per share, and cashless exercise rights, which expire on November 15, 2019, which are not subject to adjustment in connection with the reverse split.

*	Does not take into account the rounding of fractional shares described below under “Fractional Shares” and “round lot” rounding as described below.

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Additionally, the below table sets forth the weighted average exercise price of (i) outstanding warrants; (ii) the conversion ratio of our outstanding convertible notes; and (ii) the conversion ratio of our Series A Preferred Stock, under various reverse split ratios:

	Pre-Reverse	1 for 250	1 for 1,000	1 for 5,000	1 for 7,500	1 for 10,000
Weighted Average Exercise Price of Outstanding Warrants (1)	$0.0002	$0.0500	$0.2000	$1.0000	$1.5000	$2.0000
Weighted Average Conversion Price of Outstanding Convertible Notes	$0.0001	$0.0250	$0.1000	$0.5000	$0.7500	$1.0000
Conversion Ratio of Series A Preferred Stock into Common Stock (X for 1)	1,500	6.00	1.50	0.30	0.20	0.15

(1)	Does not include warrants to purchase 5,000,000 shares of common stock with an exercise price of $0.03 per share, and cashless exercise rights, which expire on November 15, 2019, which are not subject to adjustment in connection with the reverse split.

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If the Reverse Stock Split is implemented, the Amendment will not reduce the number of shares of our common stock or preferred stock authorized under our Articles of Incorporation, as amended, the right of our board of directors to designate preferred stock, the par value of our common or preferred stock, or otherwise effect our designated series of preferred stock, except to affect the exchange ratio thereof (as shown in the table above).

Our common stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the periodic reporting and other requirements thereof. We presently do not have any intent to seek any change in our status as a reporting company under the Exchange Act either before or after the Reverse Stock Split.

Additionally, as of the date of this proxy statement, we do not have any current plans, agreements, or understandings with respect to the additional authorized shares that will become available for issuance after the Reverse Stock Split has been implemented.

Fractional Shares

Stockholders will not receive fractional shares in connection with the Reverse Stock Split. Instead, stockholders otherwise entitled to fractional shares will receive an additional whole share of our common stock. For example, if the board of directors’ effects a one-for-five hundred split, and you held 450 shares of our common stock immediately prior to the effective date of the Amendment, you would hold one share of the Company’s common stock following the Reverse Stock Split. Additionally, the board of directors reserves the right to round each stockholder’s total shares up to a minimum of 100 shares, also called a “round lot” (“round lot” rounding). As a result, following the Reverse Stock Split, if “round lot” rounding is implemented by the board of directors, no stockholder will hold less than 100 shares, no matter how many total shares of common stock that they held prior to the Reverse Stock Split.

Effective Time and Implementation of the Reverse Stock Split

The effective time for the Reverse Stock Split will be the date on which we file the Amendment (a) with the office of the Secretary of State of the State of South Dakota, if the Reincorporation is not approved, or the Reverse Stock Split occurs prior to the effective date of the Reincorporation; or (b) with the office of the Secretary of State of Nevada, if the Reincorporation is approved and occurs prior to the Reverse Stock Split, or such later date and time as specified in the Amendment, provided that the effective date must occur prior to the one-year anniversary of this special meeting.

Holders of pre-reverse split shares (“Old Shares”), after the effective date, may, but are not required to, contact our transfer agent regarding the procedure for surrendering to our transfer agent, certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares (“New Shares”). No new certificates will be issued to a stockholder until or unless such stockholder has surrendered such stockholder’s outstanding certificate(s) together with such information, fees and documentation as the transfer agent may require, to the transfer agent for reissuance. Stockholders should not destroy any stock certificate. We and the transfer agent will adjust record stockholder’s shareholdings in our records regardless of whether any certificates evidencing Old Shares are returned for reissuance in order to evidence New Shares and therefore, stockholders are not required to return their certificates for reissuance unless they want to. In the event stockholders do not have their certificates representing Old Shares reissued for certificates evidencing New Shares, such certificates will still only provide rights and ownership of the adjusted number of New Shares in connection with the Reverse Stock Split, when presented for voting or transfer, even if the certificates still list the number of Old Shares prior to the Reverse Stock Split.

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Stockholders whose shares are held in book-entry form or by their stockbroker do not need to submit old share certificates for exchange. These stockholders’ book-entry records or brokerage accounts will automatically reflect the new quantity of shares based on the selected Reverse Stock Split ratio.

Beginning on the effective date of the Reverse Stock Split, each certificate or other share ownership record representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares, subject to the rounding up of fractional shares to the next whole share.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNLESS REQUESTED TO DO SO

No Going-Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our board or directors does not intend for the Reverse Stock Split to be the first step in a “going-private transaction” within the meaning of Rule 13e-3 of the Exchange Act. In fact, since all fractional shares of common stock resulting from the Reverse Stock Split will be rounded up to the nearest whole share, there will be no reduction in the number of stockholders of record that could provide the basis for a going-private transaction.

Accounting Matters

The Reverse Stock Split will not affect the par value of our common stock. However, at the effective time of the Reverse Stock Split, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Exchange Ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss would be expected to be proportionally higher because there will be fewer shares of our common stock outstanding.

No Appraisal Rights

Under the South Dakota Business Corporation Act (and the Nevada Revised Statues, in the event the Reincorporation is approved and occurs prior to the Reverse Stock Split), our stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split.

Certain Risks Associated with the Reverse Stock Split

Before voting on this Proposal 2, you should consider the following risks associated with the implementation of the Reverse Stock Split:

•	The price per share of our common stock after the Reverse Stock Split may not reflect the Exchange Ratio implemented by the board of directors and the price per share following the effective time of the Reverse Stock Split may not be maintained for any period of time following the Reverse Stock Split. For example, based on the closing price of our common stock on September [ ], 2019 of $[ ] per share, if the Reverse Stock Split was implemented at an Exchange Ratio of 1-for-1,000, there can be no assurance that the post-split trading price of the Company’s common stock would be $[ ] or even that it would remain above the pre-split trading price. Accordingly, the total market capitalization of our common stock following a Reverse Stock Split may be lower than before the Reverse Stock Split.

•	Effecting the Reverse Stock Split may not attract institutional or other potential investors, or result in a sustained market price that is high enough to overcome the investor policies and practices, and other issues relating to investing in lower priced stock described in “Purpose of the Reverse Stock Split” above.

•	The trading liquidity of our common stock could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

•	If a Reverse Stock Split is implemented by the board of directors, and round lot rounding is not implemented by the board of directors, as discussed above, some stockholders may consequently own less than 100 shares of our common stock. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares following the Reverse Stock Split may be required to pay higher transaction costs if they should then determine to sell their shares of the Company’s common stock.

•	In the event the board of directors implements “round lot” rounding as discussed above, the number of additional shares of common stock issued for rounding may be significant and it may adversely affect the percentage ownership of our common stock of those holders who hold more than 100 shares of our common stock subject to the Reverse Stock Split, while simultaneously increasing the percentage holding of those stockholders who would, in the absence of such rounding, hold less than 100 shares of common stock after the Reverse Stock Split. For example, it’s possible that a stockholder who held one share prior to the Reverse Stock Split (equal to [ ]% of the Company’s outstanding shares), could end up owning 100 shares after a 1-for-1,000 reverse stock split (equal to [ ]% of the Company’s then outstanding shares, without factoring in for any other effects of rounding).

•	A stockholder who receives a “round up” from a fractional share to a whole share or who receives shares as a result of “round lot” rounding, as discussed above, may have a tax event based on the value of the “rounded up” share or shares provided to the stockholder. The Company believes such tax event will be minimal or insignificant for most stockholders.

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Potential Anti-Takeover Effect

The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our board of directors or contemplating a tender offer or other transaction for our combination with another company). However, the Reverse Stock Split Proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our board of directors and stockholders.

Federal Income Tax Consequences of the Reverse Stock Split

A summary of the federal income tax consequences of the proposed Reverse Stock Split to individual stockholders is set forth below. It is based upon present federal income tax law, which is subject to change, possibly with retroactive effect. The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the proposed Reverse Stock Split. In addition, we have not requested and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the proposed Reverse Stock Split. Accordingly, stockholders are advised to consult their own tax advisors for more detailed information regarding the effects of the proposed Reverse Stock Split on them under applicable federal, state, local and foreign income tax laws.

•	We believe that the Reverse Stock Split will be a tax-free recapitalization for federal income tax purposes. Accordingly, a stockholder will generally not recognize any gain or loss as a result of the receipt of the post-reverse split common stock pursuant to the Reverse Stock Split. However, a stockholder who receives a “round up” from a fractional share to a whole share may have a tax event based on the value of the “rounded up” share provided to the stockholder. Similarly, if “round lot” rounding is implemented by the board of directors, a stockholder who receives additional shares of common stock as a result of such “round lot” rounding may have a tax event based on the value of the additional shares provided to the stockholder. The Company believes such tax event will be minimal or insignificant for most stockholders.

•	The shares of post-reverse split common stock in the hands of a stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of the shares of pre-reverse split common stock held by that stockholder immediately prior to the Reverse Stock Split.

•	A stockholder’s holding period for the post-reverse split common stock will include the holding period of the pre-reverse split common stock exchanged.

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Recommendation of the Board of Directors

The board of directors recommends that you vote “FOR” the filing of an Application for Amended Articles of Incorporation and the authorization of the board of directors of the Company, without further stockholder approval, to amend the Company’s Articles of Incorporation, at any time prior to the one year anniversary of this special meeting, to effect a reverse stock split of our outstanding common stock in a ratio of between one-for-two hundred and fifty and one-for-ten thousand, provided that all fractional shares as a result of the split shall be automatically rounded up to the next whole share, in accordance with this Proposal 2, and to further authorize the board of directors, in its discretion, to implement “round lot” rounding. Unless you specify otherwise, the board of directors intends the accompanying proxy to be voted for this Proposal 2.

As described above, the form of the Application for Amended Articles of Incorporation to effect the Reverse Stock Split, assuming the Reincorporation is not approved, will be in substantially the form as attached to this proxy statement as Appendix B-1 (which assumes the amendment set forth in Proposal 1 is approved)(the “South Dakota Reverse Amendment”); and the form of the Certificate of Amendment to our Articles of Incorporation to effect the Reverse Stock Split, assuming the Reincorporation is approved and occurs prior to the Reverse Stock Split, will be in substantially the form as attached to this proxy statement as Appendix B-2 (the “Nevada Reverse Amendment”). Additionally, in the event the Reverse Stock Split is approved, and the Reincorporation is not approved, or the Reverse Stock Split is effected prior to the effective date of the Reincorporation, the Reverse Stock Split will be affected by filing the South Dakota Reverse Amendment with the South Dakota Secretary of State, whereas, if the Reincorporation is approved and the Reverse Stock Split is not effected prior to the effective date of the Reincorporation, the Reverse Stock Split will be affected by filing the Nevada Reverse Amendment with the Nevada Secretary of State.

Vote Required

The approval of this Proposal 2 requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. As a result, abstentions will have the same effect as votes against this Proposal. Because brokers do not have discretionary authority to vote on this Proposal, broker non-votes will not affect the outcome of the vote on this Proposal. For the approval of this Proposal, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

Our board of directors recommends that you vote “FOR” this Proposal 2.

PROPOSAL 3

ADOPTION OF THE APPYEA, INC. 2019 EQUITY INCENTIVE PLAN

On September [ ], 2019, the board of directors adopted, subject to the ratification by the stockholders of the Company at the special meeting, the Company’s 2019 Equity Incentive Plan (the “Plan”) in the form of the attached Appendix C. The Plan was effective upon adoption by the board of directors, provided that the grant of incentive stock options is subject to approval by the Company’s stockholders within twelve (12) months of the date adopted by the board of directors. The board of directors may grant incentive stock options prior to stockholder approval, but until the Company obtains such approval, a grantee may not exercise them. If the Company does not timely obtain stockholder approval (or a grantee desires to exercise such incentive stock options prior to stockholder approval), a grantee may exercise previously granted incentive stock options as nonqualified stock options.

In the event that either or both of Proposals 2 and 4 are approved by the stockholders and the Company’s name changes to “Righteous Hemp, Inc.”, a corresponding change in the name of the Plan, from the AppYea, Inc. 2019 Equity Incentive Plan to the Righteous Hemp, Inc. 2019 Equity Incentive Plan will be made.

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The following is a summary of the material features of the Plan:

What is the purpose of the Plan?

The Plan is intended to secure for the Company the benefits arising from ownership of the Company’s common stock by the employees, officers, directors and consultants of the Company, all of whom are and will be responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company, qualified personnel for positions of exceptional responsibility, to reward employees, officers, directors and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

Who is eligible to participate in the Plan?

The Plan will provide an opportunity for any employee, officer, director or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the board of directors (or the Compensation Committee) may take into account the nature of the services rendered by such person, his or her present and potential future contribution to the Company’s success, and such other factors as the board of directors (or the Compensation Committee) in its discretion shall deem relevant. Incentive stock options granted under the Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified (non-statutory stock options) granted under the Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Consequences” below for a discussion of the principal federal income tax consequences of awards under the Plan. No awards can be issued to any person in consideration for services rendered where such services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities.

No incentive stock option may be granted under the Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our Company or any affiliate of our Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.

Who will administer the Plan?

The Plan shall be administered by the board of directors of the Company and/or the Company’s Compensation Committee (if one is formed). The board of directors (or the Compensation Committee) shall have the exclusive right to interpret and construe the Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the Plan.

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How much common stock is subject to the Plan?

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the Plan is one billion (1,000,000,000) shares. Such shares of common stock shall be made available from the authorized and unissued shares of the Company.

If shares of common stock subject to an option or performance award granted under the Plan expire or otherwise terminate without being exercised (or exercised in full), such shares shall become available again for grants under the Plan. If shares of restricted stock awarded under the Plan are forfeited to us or repurchased by us, the number of shares forfeited or repurchased shall not again be available under the Plan.

How many securities have been granted pursuant to the Plan since its approval by the Board of Directors?

No shares of common stock, options, or other securities have been issued under the Plan since approved by the board of directors.

Does the Company have any present plans to grant or issue securities pursuant to the Plan?

The Company cannot determine the amounts of awards that will be granted or allocated under the Plan or the benefits of any awards to the executive officers and directors of the Company, or employees who are not executive officers as a group. Additionally, the benefits or amounts which would have been received by, or allocated to, officers and directors of the Company for the last completed fiscal year, if the Plan had been in effect, cannot be determined. Under the terms of the Plan, the number of awards to be granted is within the discretion of the board of directors or the Compensation Committee.

The board of directors or the Compensation Committee may issue Options, shares of restricted stock or other awards under the Plan for such consideration as determined in their sole discretion, subject to applicable law.

What will be the exercise price, vesting terms and expiration date of options and awards under the Plan?

The board of directors, in its sole discretion, shall determine the exercise price of any Options granted under the Plan which exercise price shall be set forth in the agreement evidencing the Option, provided however that at no time shall the exercise price be less than $0.0001 par value per share of the Company’s common stock. Also, the exercise price of incentive stock options may not be less than the fair market value of the common stock subject to the option on the date of the grant and, in some cases (see “Who is eligible to participate in the Plan?” above), may not be less than 110% of such fair market value. The exercise price of non-statutory options also may not be less than the fair market value of the common stock on the date of grant. The exercise price of options granted under the Plan must be paid either in cash at the time the option is exercised or, at the discretion of our board of directors, (i) by delivery of already-owned shares of our common stock, (ii) pursuant to a deferred payment arrangement, (iii) pursuant to a net exercise arrangement, or (iv) pursuant to a cashless exercise as permitted under applicable rules and regulations of the Securities and Exchange Commission.

Options and other awards granted under the Plan may be exercisable in cumulative increments, or “vest,” as determined by our board of directors or the Compensation Committee. Our board of directors and the Compensation Committee has the power to accelerate the time as of which an option may vest or be exercised. Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by the board of directors or the Compensation Committee. In the event a recipient’s employment or service with our Company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our Company in accordance with such restricted stock agreement.

The expiration date of Options and other awards granted under the Plan will be determined by our board of directors or the Compensation Committee. The maximum term of options and performance shares under the Plan is ten years, except that in certain cases the maximum term is five years.

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What equitable adjustments will be made in the event of certain corporate transactions?

Upon the occurrence of:

(i)

the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

(ii)	the approval by the board of directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or

(iii)

in the absence of a prior expression of approval by the board of directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Exchange Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant’s stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

What happens to options upon termination of employment or other relationships?

The incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the Plan, or within such period following a termination of service as shall have been determined by the board of directors and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service. Non-incentive stock options are governed by the related award agreements.

Will adjustments be made for tax withholding?

To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of our board of directors or Compensation Committee, by authorizing our Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

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Federal income tax consequences?

The following is a summary of the principal United States federal income tax consequences to the recipient and our Company with respect to participation in the Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

Non-statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us by reason of the grant. Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock. Such gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

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Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of our company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.

May awards under the Plan be modified after they are granted?

Yes. The board of directors (or Compensation Committee) may reprice any Stock Option without the approval of the stockholders of the Company. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a Stock Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling a Stock Option at a time when its exercise price exceeds the fair market value of the underlying common stock, in exchange for another Stock Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s common stock then trades or is quoted. In addition to, and without limiting the above, the board of directors (or Compensation Committee) may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the participant of a new Stock Option for the same or a different number of shares of common stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such option period and on such other terms and conditions as are specified by the board of directors (or Compensation Committee) at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of common stock previously subject to them shall be available for the grant of other Stock Options.

May the Plan be modified, amended or terminated?

The board of directors may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the board of directors’ judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a stock award as provided in Article XI of the Plan, and/or terminate or suspend the Plan as provided in Article XI thereof. Our board of directors may also amend the Plan at any time, and from time to time. However, except as relates to adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes. Our board of directors may submit any other amendment to the Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable.

Unless sooner terminated, the Plan will terminate ten years from the date of its adoption by our board of directors, i.e., in September 2029.

The description of the Plan is qualified in all respects by the actual provisions of the Plan, which is attached to this Proxy Statement as Appendix C.

Vote Required

Adoption of this Proposal 3 requires the affirmative vote by our stockholders of a majority of the shares present in person or represented by proxy at the special meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, this Proposal 3, in order to approve the Proposal relating to the amendment of the Plan as set forth in this Proposal 3, assuming a quorum is present at the special meeting.

Our board of directors has approved the Plan described in Proposal 3. If Proposal 3 is not approved by our stockholders at the special meeting, we will continue to operate the Plan pursuant to its current provisions. As discussed above, the Plan was effective upon adoption by the board of directors, provided that the grant of incentive stock options is subject to approval by the Company’s stockholders within twelve (12) months of the date adopted by the board of directors. The board of directors may grant incentive stock options prior to stockholder approval, but until the Company obtains such approval, a grantee may not exercise them. If the Company does not timely obtain stockholder approval (or a grantee desires to exercise such incentive stock options prior to stockholder approval), a grantee may exercise previously granted incentive stock options as nonqualified stock options.

Board Recommendation

Our board of directors recommends that you vote “FOR” this Proposal 3.

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PROPOSAL 4

APPROVAL OF THE REINCORPORATION OF THE COMPANY

FROM THE STATE OF SOUTH DAKOTA TO THE STATE OF NEVADA

Introduction

On September [ ], 2019 and for the reasons discussed below, the board of directors unanimously approved and declared it as advisable and in the best interests of the Company and our stockholders to change our state of incorporation from the State of South Dakota to the State of Nevada, which includes the adoption of new articles of incorporation (the “Nevada Articles”) and bylaws (the “Nevada Bylaws”) governing our company, subject to approval by our stockholders at the special meeting of stockholders.

The principal effects of the reincorporation, if approved by our stockholders and effected, will be that:

•	The affairs of our company will cease to be governed by South Dakota corporation laws and will become subject to Nevada corporation laws.

•

The resulting Nevada corporation (referred to in this section as “AppYea-Nevada”) will be the same entity as our company as currently incorporated in South Dakota (referred to in this section as “AppYea-South Dakota”) and will continue with all of the rights, privileges and powers of AppYea-South Dakota, will possess all of the properties of AppYea-South Dakota, will continue with all of the debts, liabilities and obligations of AppYea-South Dakota and will continue with the same officers and directors of AppYea-South Dakota immediately prior to the reincorporation, as more fully described below. However, in connection with the reincorporation, the name of the company will change from “AppYea, Inc.” to “Righteous Hemp, Inc.” (the “Reincorporation Name Change”).

•

When the reincorporation becomes effective, all of our issued and outstanding shares of our common stock and preferred stock will be automatically converted into issued and outstanding shares of common stock and preferred stock, respectively, of AppYea-Nevada, without any action on the part of our stockholders. The reincorporation will have no effect on the quotation of shares of our common stock on the OTC Pink Market, provided that we may, in connection with such transaction, request a change in our trading symbol from “APYP” to such other symbol as we believe is most appropriate for the Company considering its new name following the reincorporation. We will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. The reincorporation will not change the respective positions of our company or stockholders under federal securities laws. Shares of our common stock that are freely tradable prior to the reincorporation will continue to be freely tradable after the reincorporation, and shares of our common stock that are subject to restrictions prior to the reincorporation will continue to be subject to the same restrictions after the reincorporation. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, stockholders will be deemed to have acquired the AppYea-Nevada common stock on the date they acquired their shares of common stock of AppYea-South Dakota.

•

Upon effectiveness of the reincorporation, all of our employee benefit and incentive plans will become AppYea-Nevada plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of AppYea-Nevada common stock, at the same price per share, upon the same terms and subject to the same conditions as before the reincorporation. In addition, our employment agreements and other employee benefit arrangements also will be continued by AppYea-Nevada upon the terms and subject to the conditions in effect at the time of the reincorporation.

•

Upon effectiveness of the reincorporation, all outstanding warrants to purchase shares of our common stock will automatically be converted into a warrant to purchase or receive the same number of shares of AppYea-Nevada common stock, at the same price per share, upon the same terms and subject to the same conditions as before the reincorporation.

•

Upon effectiveness of the reincorporation, all outstanding convertible securities will automatically be converted into convertible securities to purchase or receive the same number of shares of AppYea-Nevada common stock, at the same price per share, upon the same terms and subject to the same conditions as before the reincorporation.

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We plan to change our corporate name in connection with the reincorporation as described above under Proposal 1 - Name Change Amendment, beginning on page [ ].

The reincorporation will have no effect on the number of shares of common stock and preferred stock that we are authorized to issue. Under the current Articles of Incorporation of AppYea-South Dakota (the “South Dakota Articles”), we are authorized to issue up to 6 billion shares of Class A Common Stock, $0.0001 par value per share and 60 million shares of Series A Preferred Stock, $0.0001 par value per share. Similarly, under our Nevada Articles, we will be authorized to issue up to 6 billion shares of Class A Common Stock, $0.0001 par value per share and 60 million shares of Series A Preferred Stock, $0.0001 par value per share, with such common and preferred stock shares having the same rights and preferences as provided for under the South Dakota Articles.

Agreement and Plan of Merger to Redomicile

To accomplish the reincorporation, the board of directors has adopted an Agreement and Plan of Merger to Redomicile (the “Plan of Merger”), substantially in the form attached to this Proxy Statement as Appendix D-1. The Plan of Merger provides that AppYea-South Dakota will merge with and into Righteous Hemp, Inc., a newly formed Nevada corporation, which is our wholly-owned subsidiary (“Reincorporation Sub”), with the Company continuing as the surviving entity in the merger (the “Reincorporation”), under the name “Righteous Hemp, Inc.” and thereafter will be subject to all of the provisions of the Nevada Revised Statutes of the State of Nevada (the “NRS”).

Assuming that holders of a majority of our outstanding shares of common stock vote in favor of this proposal and the board of directors does not elect to delay or terminate the reincorporation, we will cause the reincorporation to be effected at such time as we determine by filing with (1) the Secretary of State of the State of South Dakota, the Articles of Merger (the “South Dakota Articles of Merger”), substantially in the form attached to this Proxy Statement as Appendix D-2, and (2) the Secretary of State of the State of Nevada (i) Articles of Merger, substantially in the form attached to this Proxy Statement as Appendix D-3 (the “Nevada Articles of Merger”) and (ii) the Nevada Articles, which will govern our company as a Nevada corporation, substantially in the form attached to this Proxy Statement as Appendix D-4. In addition, assuming that our stockholders approve this proposal, the board of directors will adopt the Nevada Bylaws for our company, substantially in the form attached to this Proxy Statement as Appendix D-5. Approval of this proposal by our stockholders will constitute approval of (a) the Plan of Merger and (b) the Nevada Articles and the Nevada Bylaws and the South Dakota Articles of Merger and the Nevada Articles of Merger, in substantially the form hereof, each subject to technical, administrative or similar changes and modifications in order to comply with South Dakota and/or Nevada law, as applicable, to the extent such changes and modifications do not individually or in the aggregate, adversely affect the rights of the stockholders of the Company. Stockholders also should note that approval of the reincorporation also will constitute approval of our equity and other employee benefit and incentive plans continuing as plans of our company after the reincorporation and in the event the Reverse Split Approval is received, approval for the board of directors to approve the Reverse Split under Nevada law pursuant to the Reverse Split Approval.

If the reincorporation is approved by our stockholders and the board of directors does not elect to delay or terminate the reincorporation, the reincorporation would become effective upon the filing (and acceptance thereof by the Secretary of State of the State of South Dakota) of the South Dakota Articles of Merger and the filing (and acceptance thereof by the Secretary of State of the State of Nevada) of, the Nevada Articles of Merger.

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Reasons for Reincorporation

The primary reason that the board of directors has approved the reincorporation is because the corporate laws of the State of Nevada are more comprehensive, widely-used and extensively interpreted than the corporate laws of many other states, including South Dakota. The State of Nevada is recognized for adopting comprehensive, modern and flexible corporate laws, which are revised periodically to respond to the changing legal and business needs of corporations. As a result of the flexibility and responsiveness of the Nevada corporate laws to the legal and business needs of corporations, many corporations are incorporated in Nevada or have changed their corporate domiciles to Nevada in a manner similar to the reincorporation that we are proposing. This should offer added advantages to us by allowing our board of directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions. For these and other reasons, we believe that reincorporating in Nevada will directly benefit our stockholders.

The Company believes that the Nevada legislature has demonstrated a willingness to maintain modern and effective corporation laws to meet changing business needs. The Company does not believe there is significant risk to the Company or its stockholders if the Company is governed under Nevada corporate law rather than South Dakota corporate law. Additionally, the Company regards certain aspects of South Dakota law more uncertain than their Nevada equivalents, especially in connection with the areas of cannabis and hemp, since the purchase, possession, and consumption of certain amounts of recreational marijuana for adults 21 and older are legal in Nevada. While there are some advantages under South Dakota corporate law to being a South Dakota corporation, there are also advantages under Nevada corporate law to being a Nevada corporation. The Company believes that, on balance, the impact on the Company of implementing the reincorporation from a corporate law perspective will be neutral to the Company and its stockholders.

The board of directors is not proposing the reincorporation to prevent a change in control of our company and is not aware of any present attempt by any person to acquire control of our company or to obtain representation on the board of directors.

Why You Should Vote for Reincorporation

Nevada is a nationally recognized leader in adopting and implementing comprehensive modern and flexible corporate laws. The NRS is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the South Dakota Business Corporation Act (the “SDBCA”).

In addition, Nevada courts have considerable expertise in dealing with corporate legal issues and for producing case law construing Nevada law, with multiple cases concerning areas that South Dakota courts have not considered. Because the judicial system is based largely on legal precedents, the abundance of Nevada case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which in turn may offer added advantages to us by allowing the board of directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

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The reincorporation also may make it easier to attract future candidates willing to serve on the board of directors because many such candidates are already familiar with Nevada law, including provisions of the NRS relating to fiduciary duties and director indemnification, from their past business experience.

In addition, in the opinion of the board of directors, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by Nevada law. Certain investment funds, sophisticated investors and brokerage firms may be more comfortable and more willing to invest in a Nevada corporation than in a corporation incorporated in certain other U.S. jurisdictions whose corporate laws may be less understood and perceived to be unresponsive to stockholder rights, including South Dakota.

Effects of Reincorporation

Apart from being governed by the Nevada Articles, the Nevada Bylaws and Nevada law, for all other purposes, our company will be the same entity as our company immediately prior to the reincorporation, other than the Reincorporation Name Change, the designation of 100,000,000 shares of ‘blank check’ preferred stock and certain other changes to our organizational documents as set forth in the Nevada Articles and Nevada Bylaws. By virtue of the reincorporation, all of the rights, privileges and powers of our company, all property owned by our company, all debts due to our company and all other causes of action belonging to our company immediately prior to the reincorporation will remain vested in our company following the reincorporation. In addition, by virtue of the reincorporation, all debts, liabilities and duties of our company immediately prior to the reincorporation will remain attached to our company following the reincorporation. The reincorporation will not affect any change in our business, management or operations or the location of our principal executive offices.

Securities Act Consequences

After the reincorporation, our company will continue to be a public company and the shares of our common stock will continue to be quoted, without interruption, on the OTC Pink Market. The shares of AppYea-Nevada common stock to be issued in exchange for shares of our common stock in the reincorporation are not being registered under the Securities Act. In this regard, we are relying on Rule 145(a)(2) (“Rule 145”) under the Securities Act, which provides that a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act, and on interpretations of Rule 145 by the SEC to the effect that certain changes in the redomiciled corporation’s charter or bylaws in connection with the reincorporation that otherwise could be made only with the approval of stockholders does not render Rule 145 inapplicable. After the reincorporation, AppYea-Nevada will be a publicly held company, AppYea-Nevada common stock will continue to be quoted on the OTC Pink Market, provided that we may, in connection with such transaction, request a change in our trading symbol from “APYP” to such other symbol as we believe is most appropriate for the Company considering its new name following the reincorporation, and AppYea-Nevada will file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that we have previously filed and provided.

Holders of shares of our common stock that are freely tradable before the reincorporation will continue to have freely tradable shares of AppYea-Nevada common stock. Stockholders holding so-called “restricted” shares of our common stock will have shares of AppYea-Nevada common stock that are subject to the same restrictions on transfer as those to which their shares of our common stock are subject at the time of the reincorporation, and their stock certificates, if surrendered for replacement certificates representing shares of AppYea-Nevada common stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, stockholders will be deemed to have acquired their shares of AppYea-Nevada common stock on the date they acquired their shares of common stock of AppYea-South Dakota.

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Directors and Officers

The Plan of Merger provides that the board of directors of AppYea-Nevada from and after the reincorporation will consist of the directors of AppYea-South Dakota immediately prior to the reincorporation. The Plan of Merger further provides that the officers of AppYea-Nevada from and after the reincorporation will be the officers of AppYea-South Dakota immediately prior to the reincorporation.

Treatment of Stock Options, Warrants, Other Equity Awards, and Convertible Securities

Under the terms of the Plan of Merger, upon consummation of the reincorporation, each outstanding option or warrant to purchase a share of our common stock, other equity awards relating to our common stock, and other convertible securities, will be deemed to constitute an option or warrant to purchase one share of common stock or equity award, or convertible security, as applicable, of AppYea-Nevada at an exercise or conversion price per full share equal to the stated exercise price, conversion price or other terms or provisions of the option, warrant, equity award, or convertible security.

Under the Plan of Merger, AppYea-Nevada will assume AppYea-South Dakota’s stock option plans, including the AppYea, Inc. 2019 Equity Incentive Plan, which following the reincorporation will be used by AppYea-Nevada to make awards to directors, officers and employees of AppYea-Nevada and others as permitted in the AppYea, Inc. 2019 Equity Incentive Plan.

Treatment of Outstanding Agreements

Our employment agreements and other employee benefit arrangements also will be continued by us upon the terms and subject to the conditions in effect at the time of the reincorporation.

We believe that the reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as our rights and obligations after the reincorporation.

Effect of the Reincorporation on Stock Certificates

The reincorporation will not have any effect on the transferability of outstanding stock certificates representing our common stock. The reincorporation will be reflected by our transfer agent in book-entry. For those stockholders that hold physical certificates, please do not destroy or send us your stock certificates. Following the reincorporation, stock certificates previously representing AppYea-South Dakota common stock may be delivered in effecting sales (through a broker or otherwise) of shares of AppYea-Nevada common stock. Following the effective time of the reincorporation, any stock certificates submitted to our transfer agent for transfer, whether pursuant to a sale or otherwise, automatically will be exchanged for stock certificates of AppYea-Nevada. It will not be necessary for you to exchange your existing stock certificates for stock certificates of AppYea-Nevada, and if you do so, it will be at your own cost.

Effect on Number of Authorized Shares

The reincorporation will have no effect on the number of shares of common stock and preferred stock that we are authorized to issue. Under the Articles of Incorporation of AppYea-South Dakota, we are authorized to issue up to 6 billion shares of Class A Common Stock, $0.0001 par value per share and 60 million shares of Series A Preferred Stock, $0.0001 par value per share. Similarly, under our Nevada Articles, we will be authorized to issue up to 6 billion shares of Class A Common Stock, $0.0001 par value per share and 60 million shares of Series A Preferred Stock, $0.0001 par value per share, with such common and preferred stock shares having the same rights and preferences as provided for under the South Dakota Articles. In addition, we will be authorized to issue 100,000,000 shares of ‘blank check’ preferred stock (see “Blank Check Preferred Stock” below.

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Certificate of Incorporation and Bylaws

The Plan of Merger provides that the Nevada Articles will be the certificate of incorporation of the corporation after the reincorporation, and the Nevada Bylaws will be the bylaws of the corporation after the reincorporation, in each case, unless and until later amended in accordance with Nevada law.

Effect of Vote for Reincorporation

A vote in favor of the reincorporation is a vote in favor of the (a) Plan of Merger; (b) the Nevada Articles and the Nevada Bylaws and the South Dakota Articles of Merger and the Nevada Articles of Merger, each subject to technical, administrative or similar changes and modifications in order to comply with South Dakota and/or Nevada law, as applicable, to the extent such changes and modifications do not individually or in the aggregate, adversely affect the rights of the stockholders of the Company; and (c) the Reincorporation Name Change. Stockholders also should note that approval of the reincorporation also will constitute approval of our equity and other employee benefit and incentive plans continuing as plans of our company after the reincorporation.

Effect of Not Obtaining Required Vote for Approval

If we fail to obtain the requisite vote of our stockholders for approval of the reincorporation, the reincorporation will not be consummated and we will continue to be incorporated under the laws of the State of South Dakota and governed by the SDBCA, the South Dakota Articles and the current bylaws of AppYea-South Dakota (the “South Dakota Bylaws”).

Modifications of South Dakota Articles of Merger and Nevada Articles of Merger

As described above, our board of directors will have discretion following the approval of the South Dakota Articles of Merger and the Nevada Articles of Merger by the stockholders at the special meeting, to make technical, administrative or similar changes and modifications to such filings in order to comply with South Dakota and/or Nevada law, as applicable, to the extent such changes and modifications do not individually or in the aggregate, adversely affect the rights of the stockholders of the Company.

Discretion Not to Consummate Reincorporation

The reincorporation may be delayed by the board of directors or the Plan of Merger may be terminated and abandoned by action of the board of directors at any time prior to the effective time of the reincorporation (i.e., the date and time on and at which the Reincorporation becomes effective under the laws of Nevada or the date and time on and at which the Merger becomes effective under the laws of South Dakota, whichever occurs later), whether before or after approval by our stockholders, if the board of directors determines for any reason that such delay or termination would be in the best interests of our company and stockholders.

Material U.S. Federal Income Tax Consequences of the Reincorporation to U.S. Holders

The following is a summary of the material United States federal income tax consequences to U.S. holders (as defined below) of the reincorporation. The discussion is based on the Code, regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the tax consequences described below. This summary does not discuss all aspects of United States federal income taxation which may be important to particular investors in light of their individual investment circumstances. For example, it does not consider the effect of any applicable state, local, or non-U.S. tax laws, or any non-income tax laws (such as estate and gift tax laws). In addition, it does not address all aspects of U.S. federal income taxation that may affect particular holders in light of their particular investment or tax circumstances, including, without limitation, holders subject to special tax rules, such as partnerships, subchapter S corporations or other entities that are fiscally transparent for U.S. federal income tax purposes, banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar, persons who acquired our common stock pursuant to the exercise of stock options or otherwise as compensation, persons whose common stock constitutes qualified business stock within the meaning of Section 1202 of the Code, and persons who are not “U.S. persons” as defined below. This summary also does not consider any alternative minimum or Medicare “net investment income” tax considerations. Furthermore, this discussion does not address the tax consequences of transactions occurring prior to or after the reincorporation (whether or not such transactions are in connection with the reincorporation). This summary only applies to persons who hold our common stock and will hold AppYea-Nevada common stock as capital assets (generally, property held for investment) under the Code. In addition, this summary does not discuss any state, local, or non-United States tax considerations. Stockholders are urged to consult their tax advisors regarding the United States federal, state, local, and non-United States income and other tax considerations of the merger.

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For purposes of this summary, a “U.S. holder” is, a beneficial owner of our common stock who is, for United States federal income tax purposes (1) an individual who is a citizen or resident of the United States, (2) a corporation created in, or organized under the laws of, the United States or any state or political subdivision thereof or the District of Columbia, (3) an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source, or (4) a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the trust or (B) that otherwise elected to be treated as a United States person under applicable United States Treasury regulations.

We believe that the reincorporation of the Company from South Dakota to Nevada should constitute a tax-free “reorganization” within the meaning of Section 368(a) of the Code. Assuming that the reincorporation will be treated for United States federal income tax purposes as a reorganization, (1) holders of the Company’s common stock will not recognize any gain or loss as a result of the consummation of the reincorporation, (2) the aggregate tax basis of shares of AppYea-Nevada’s common stock received in the reincorporation will be equal to the aggregate tax basis of the shares of the Company’s common stock converted therefore, and (3) the holding period of the shares of AppYea-Nevada’s common stock received in the reincorporation will include the holding period of the shares of Company common stock converted therefore.

No ruling will be sought from the IRS with respect to the United States federal income tax consequences of the reincorporation, and no assurance can be given that the United States federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be upheld by a court. Accordingly, U.S. holders are urged to consult their tax advisors regarding the tax consequences of the reincorporation.

EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE THE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE REINCORPORATION, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.

Accounting Treatment

We expect that the reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the reincorporation. As such, our financial statements previously filed with the SEC will remain our financial statements following the reincorporation.

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Regulatory Approvals

The reincorporation will not be consummated unless and until stockholder approval is obtained. We will obtain all required consents of governmental authorities, including the filing of the South Dakota Articles of Merger with the Secretary of State of the State of South Dakota and the filing of the Nevada Articles of Merger with the Secretary of State of the State of Nevada. We will also obtain such approvals from the Financial Industry Regulatory Authority as may be required in connection with the reincorporation.

Blank Check Preferred Stock

While the South Dakota Articles do not authorize the board of directors to issue shares of preferred stock in series with such preferences as designated at the time of issuance, the Nevada Articles do provide such authorization. Frequently, opportunities arise that require prompt action, and the board of directors believes that the delay necessary for stockholder approval of a specific issuance would be a detriment to our company and stockholders. The board of directors does not currently intend to seek stockholder approval prior to any issuance of a new class or series of preferred stock if the reincorporation is approved, except as required by law or regulation. Should the board of directors determine to issue a new class or series of preferred stock, it will only do so upon terms that the board of directors deems to be in the best interests of our company and stockholders.

It should be noted that the voting rights and other rights to be accorded to any unissued series of preferred stock of our company will remain to be fixed by the board of directors. Accordingly, if the board of directors so authorizes, the holders of a new series of preferred stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions, might be given a disproportionately large number of votes or might be given preferences in dividend payment, liquidation or other rights. Such new series of preferred stock also could be convertible into a large number of shares of our common stock under certain circumstances or have other terms that might make acquisition of a controlling interest in our company more difficult or more costly, including the right to elect additional directors to the board of directors. Potentially, a new series of stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of our company. Also, a new series of stock could be privately placed with purchasers who might side with our management opposing a hostile tender offer or other attempt to obtain control of our company.

Comparison of Stockholder Rights Before and After the Reincorporation

As a result of differences between the SDBCA and the NRS, as well as differences between the South Dakota Articles and the Company’s current Bylaws (the “South Dakota Bylaws”), on the one hand, and the Nevada Articles and the Nevada Bylaws, on the other hand, the reincorporation will effect changes in the rights of our stockholders. Summarized below are material rights of the Company’s stockholders (including certain significant differences thereof) prior to and after giving effect to the reincorporation resulting from the differences between the SDBCA and the NRS, the South Dakota Articles and the South Dakota Bylaws, and the Nevada Articles and the Nevada Bylaws.

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The summary below does not purport to be a complete statement of the respective rights of holders of our common stock before and after the reincorporation, and is qualified in its entirety by reference to the SDBCA and the NRS, to our South Dakota Articles and South Dakota Bylaws, and to our Nevada Articles and Nevada Bylaws.

Subject Matter	South Dakota Law and Appyea-South Dakota’s Governing Documents	Nevada Law and Appyea-Nevada’s Governing Documents
Corporate Name	“AppYea, Inc.”	“Righteous Hemp, Inc.”
Authorized Capital Stock

Appyea-South Dakota is authorized to issue 6,000,000,000 shares of Class A Common Stock and 60,000,000 shares of Series A Preferred Stock

Series A Preferred Shares have voting rights equal to 1,000 Class A Common Shares for each Series A Preferred Share.

Series A Preferred Stock are convertible into 1,500 Class A Common Shares for each Series A Preferred Share.

As of the Record Date, Appyea-South Dakota had [____] Class A Common Shares and [____] Series A Preferred Shares issued and outstanding.

Appyea-Nevada will be authorized to issue 6,000,000,000 shares of Class A Common Stock, 100,000,000 shares of ‘blank check’ preferred stock, of which 60,000,000 shares are designated as Series A Preferred Stock

Series A Preferred Shares will have voting rights equal to 1,000 Class A Common Shares for each Series A Preferred Share.

Series A Preferred Stock will be convertible into 1,500 Class A Common Shares for each Series A Preferred Share.

60,000,000 shares of ‘blank check’ preferred stock to be designated from time to time with the approval of the board of directors and having such voting rights and other rights to be accorded to any unissued series of preferred stock by the board of directors.

As of the Record Date, Appyea-South Dakota had [____] Class A Common Shares and [____] Series A Preferred Shares issued and outstanding.

Following the reincorporation (and assuming no additional shares of common stock or preferred stock are issued after the Record Date and prior to the effective date of the reincorporation), Appyea-Nevada will have [____] Class A Common Shares and [____] Series A Preferred Shares issued and outstanding.

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Subject Matter	South Dakota Law and Appyea-South Dakota's Governing Documents	Nevada Law and Appyea-Nevada's Governing Documents

Business Combination Statute

AppYea-South Dakota is subject to the provisions of Section 47-33-17 of the South Dakota Domestic Public Corporation Takeover Act. In general, Section 47-33-17 prohibits a publicly held South Dakota corporation (such as AppYea-South Dakota) from engaging in a “business combination” with an “interested shareholder”, unless the business combination or the transaction in which the person became an interested shareholder is approved in a prescribed manner. Unless the interested shareholder has been an interested shareholder for at least four years, a business combination with the interested shareholder must be approved by the board of directors of the corporation prior to the date of the interested shareholder’s acquisition of the corporation’s voting stock, by the affirmative vote of all of the holders of all of the outstanding voting shares, or, under some circumstances, by the affirmative vote of the holders of a majority of the outstanding voting shares exclusive of those shares beneficially owned by the interested shareholder or any of its affiliates or associates. After the four year period has elapsed, the business combination must still be approved, if not previously approved in the manner prescribed, by the affirmative vote of the holders of a majority of the outstanding voting shares exclusive, in some instances, of those shares beneficially owned by the interested shareholder or any of its affiliates or associates. Generally, an “interested shareholder” is a person who, together with affiliates and associates, beneficially owns, directly or indirectly, 10% or more of the corporation’s voting stock. A “business combination” includes a merger, a transfer of 10% or more of the corporation's assets, the issuance or transfer of stock equal to 5% or more of the aggregate market value of all of the corporation's outstanding shares, the adoption of a plan of liquidation or dissolution, or other transaction resulting in a financial benefit to the interested shareholder. The provisions of Section 47-33-17 of the South Dakota Domestic Public Corporation Takeover Act may delay, defer or prevent a change in control of us without the stockholders taking further action.

The South Dakota Domestic Public Corporation Takeover Act further provides that our board, in determining whether to approve a merger or other change of control, may take into account both the long-term as well as short-term interests of us and our stockholders, the effect on our employees, customers, creditors and suppliers, the effect upon the community in which we operate and the effect on the economy of the state and nation. This provision may permit our board to vote against some proposals that, in the absence of this provision, it would otherwise have a fiduciary duty to approve.

The NRS generally prohibits an interested stockholder from engaging in a business combination with a corporation that has at least 200 stockholders of record for two years after the person first became an interested stockholder unless the combination or the transaction is approved by the board of directors before the person first became an interested stockholder. An interested stockholder is (1) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (2) an affiliate or associate of the corporation that, at any time within the past two years, was an interested stockholder of the corporation. Because we currently have fewer than 200 stockholders of record, this provision of the NRS is not applicable to us.

A Nevada corporation may elect not to be governed by these provisions in its original articles of incorporation, or it may adopt an amendment to its articles of incorporation expressly electing not to be governed by these provisions, if such amendment is approved by the affirmative vote of a majority of the disinterested shares entitled to vote.

The Nevada Articles contain a provision confirming that we will not be governed by these provisions.

Control Share Acquisition Statute

The South Dakota Domestic Public Corporation Takeover Act provides generally that the shares of a publicly held South Dakota corporation acquired by a person that exceed the thresholds of voting power described below will have the same voting rights as other shares of the same class or series only if approved by:

• the affirmative vote of the majority of all outstanding shares entitled to vote, including all shares held by the acquiring person; and

• the affirmative vote of the majority of all outstanding shares entitled to vote, excluding all interested shares.

The NRS limits the rights of persons acquiring a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation. Under Nevada law, an acquiring person that acquires a controlling interest in such a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the corporation at a special or annual meeting of the stockholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, that does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares.

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Subject Matter	South Dakota Law and Appyea-South Dakota's Governing Documents	Nevada Law and Appyea-Nevada's Governing Documents

Each time an acquiring person reaches a threshold, an election must be held as described above before the acquiring person will have any voting rights with respect to shares in excess of such threshold. The thresholds which require stockholder approval before voting powers are obtained with respect to shares acquired in excess of such thresholds are 20%, 33 1/3% and 50%, respectively.

The control share acquisition statute does not apply if the corporation opts out of such provision in the articles of incorporation or bylaws in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.

The restricted stockholder may, but is not required to, submit to the corporation a statement setting forth information about itself and its plans with respect to the corporation. The statement may request that the corporation call a special meeting of stockholders to determine whether voting rights will be granted to the shares acquired. If a special meeting of stockholders is not requested, the issue of voting rights of the acquired shares will be considered at the next annual or special meeting of stockholders. If the acquired shares are granted voting rights and they represent a majority of all voting power, stockholders who do not vote in favor of granting voting rights will have the right to receive the appraised fair value of their shares. The appraised fair value will, at a minimum, be equal to the highest price paid per share by the acquiring person for the shares acquired in the transaction subject to this law.

The Nevada Articles and Nevada Bylaws contain a provision opting out of the above provisions of the NRS.

Sales, Leases, Exchanges or Other Dispositions

Under the SDBCA, no approval of the stockholders of a corporation is required, unless the articles of incorporation otherwise provide: (1) To sell, lease, exchange, or otherwise dispose of any or all of the corporation’s assets in the usual and regular course of business; (2) To mortgage, pledge, dedicate to the repayment of indebtedness (whether with or without recourse), or otherwise encumber any or all of the corporation's assets, whether or not in the usual and regular course of business; (3) To transfer any or all of the corporation’s assets to one or more corporations or other entities all of the shares or interests of which are owned by the corporation; or (4) To distribute assets pro rata to the holders of one or more classes or series of the corporation’s shares.

Notwithstanding the above, a sale, lease, exchange, or other disposition of assets, other than a disposition described above, requires approval of the corporation's stockholders if the disposition would leave the corporation without a significant continuing business activity. If a corporation retains a business activity that represented at least twenty-five percent of total assets at the end of the most recently completed fiscal year, and twenty-five percent of either income from continuing operations before taxes or revenues from continuing operations for that fiscal year, in each case of the corporation and its subsidiaries on a consolidated basis, the corporation will conclusively be deemed to have retained a significant continuing business activity.

Unless otherwise provided in the articles of incorporation, every Nevada corporation may, by action taken at any meeting of its board of directors, sell, lease or exchange all of its property and assets, including its goodwill and its corporate franchises, upon such terms and conditions as its board of directors may approve, when and as authorized by the affirmative vote of stockholders holding stock in the corporation entitling them to exercise at least a majority of the voting power.

No such approval is required, however, if the transaction is made in the usual and regular course of business.

The Nevada Articles are consistent with the provisions of the NRS described above.

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Subject Matter	South Dakota Law and Appyea-South Dakota's Governing Documents	Nevada Law and Appyea-Nevada's Governing Documents
Standard Voting Rights

Under the SDBCA, in general, unless the articles of incorporation provide otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting. If a quorum exists, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the articles of incorporation or another provision of the SDBCA require a greater number of affirmative votes.

The South Dakota Bylaws provide that the holders of a majority of the voting power entitled to vote at the meeting, present in person or represented by a proxy, constitute a quorum.

Under the NRS, unless otherwise provided by the articles of incorporation or bylaws: (1) a majority of the voting power present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum at a meeting of stockholders; (2) generally, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceed the number of votes cast in opposition to the action; (3) directors are generally elected by a plurality of the votes cast at the election; (4) where a separate vote by a class or series is permitted or required, a majority of the voting power of the class or series that is present or represented by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum; and (5) where a separate vote by a class or series is permitted or required, generally an act by the stockholders of each such class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.

The Nevada Bylaws provide that the holders of 33 1/3% of the voting power entitled to vote at the meeting, present in person or represented by a proxy, constitute a quorum. The Nevada Bylaws further provide that the action by the stockholders on a matter other than the election of directors is approved if such proposal receives more votes ‘for’ approval of such proposal than ‘against’.

Voting Rights With Respect To Extraordinary Corporate Transactions

Unless otherwise required by the articles of incorporation, all extraordinary corporate transactions under the SDBCA require approval of the stockholders at a meeting at which a quorum consisting of at least a majority of the votes entitled to be cast on the disposition exists.

Additionally, the SDBCA requires that the principal terms of a merger first be approved by the board of directors of each corporation that is a party to the merger. Thereafter, the stockholders of each corporation, after receiving a specified notice at least 20 days in advance of a special or annual meeting of stockholders, must approve the merger. The merger is approved by the stockholders of a corporation upon the affirmative vote of a majority of the shares entitled to vote thereon, unless any class of shares is entitled to vote as a class on the merger, in which case, as to that corporation, the merger is approved upon receiving the affirmative vote of the holders of a majority of the shares of each class entitled to vote as a class and of the total number of shares entitled to vote on the merger. A class of shares is generally entitled to vote as a class on a merger if the plan of merger contains any provision that would entitle that class to vote as a class if it was contained in a proposed amendment to the articles of incorporation, as described above. No vote of stockholders of either corporation involved in a merger is required where one corporation that is a party to the merger owns at least 90 percent of the outstanding shares of the other corporation involved in the merger and the corporation owning 90 percent or more of the outstanding shares will be the surviving corporation in the merger.

Unless otherwise provided in the articles of incorporation, the NRS requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. So long as the surviving corporation is organized in Nevada, the NRS does not generally require a stockholder vote of the surviving corporation if: (1) the existing articles of incorporation are not amended; (2) each share of stock of the surviving corporation outstanding immediately before the merger is identical after the merger; (3) the number of voting shares outstanding immediately after the merger, plus the number of new voting shares issued as a result of the merger will not exceed the total number of voting shares of the surviving corporation outstanding immediately before the merger by more than 20%; and (4) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger will not exceed the total number of participating shares outstanding immediately before the merger by more than 20%.

The Nevada Articles do not contain any specific provisions that depart from the provisions of the NRS.

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Subject Matter	South Dakota Law and Appyea-South Dakota's Governing Documents	Nevada Law and Appyea-Nevada's Governing Documents
Preemptive Rights

The stockholders of a South Dakota corporation have the preemptive right to acquire unissued or treasury shares of a corporation, except, to the extent, if any, that such right is limited or denied in the articles of incorporation. Having preemptive rights means that the following provisions apply except to the extent the articles of incorporation expressly provide otherwise:

(1) The stockholders of the corporation have a preemptive right, granted on uniform terms and conditions prescribed by the board of directors to provide a fair and reasonable opportunity to exercise the right, to acquire proportional amounts of the corporation's unissued shares upon the decision of the board of directors to issue them; (2) A stockholder may waive any preemptive right. A waiver evidenced by a writing is irrevocable even though it is not supported by consideration; (3) There is no preemptive right with respect to: (a) Shares issued as compensation to directors, officers, agents, or employees of the corporation, its subsidiaries or affiliates; (b) Shares issued to satisfy conversion or option rights created to provide compensation to directors, officers, agents, or employees of the corporation, its subsidiaries or affiliates; (c) Shares authorized in articles of incorporation that are issued within six months from the effective date of incorporation; (d) Shares sold otherwise than for money; (4) Holders of shares of any class without general voting rights, but with preferential rights to distributions or assets, have no preemptive rights with respect to shares of any class; (5) Holders of shares of any class with general voting rights, but without preferential rights to distributions or assets, have no preemptive rights with respect to shares of any class with preferential rights to distributions or assets unless the shares with preferential rights are convertible into or carry a right to subscribe for or acquire shares without preferential rights; and (6) Shares subject to preemptive rights that are not acquired by stockholders may be issued to any person for a period of one year after being offered to stockholders at a consideration set by the board of directors that is not lower than the consideration set for the exercise of preemptive rights. An offer at a lower consideration or after the expiration of one year is subject to the stockholders' preemptive rights.

For purposes of this section, the term, shares, includes a security convertible into or carrying a right to subscribe for or acquire shares.

Under the NRS, the stockholders of a corporation do not have a preemptive right to acquire the corporation’s unissued shares except to the extent the articles of incorporation so provide.

The Nevada Articles do not provide for stockholders to have preemptive rights.

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Subject Matter	South Dakota Law and Appyea-South Dakota's Governing Documents	Nevada Law and Appyea-Nevada's Governing Documents
Stockholders’ Consent without a Meeting	Any action required or permitted by the SDBCA to be taken at a stockholders’ meeting may be taken without a meeting only if the action is taken by all the stockholders entitled to vote on the action.

The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.

The Nevada Bylaws allow for an action of the stockholders by written consent without a meeting if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted.

Special Meetings of Stockholders

The SDBCA provides that a special meeting of stockholders can be called by either: (1) those persons authorized to do so by the articles of incorporation or bylaws; or (2) the holders of at least ten percent of all the votes entitled to be cast on an issue proposed to be considered at the proposed special meeting, if they sign, date, and deliver to the corporation one or more written demands for the meeting describing the purpose or purposes for which it is to be held. However, the articles of incorporation may fix a lower percentage or a higher percentage not exceeding twenty-five percent of all the votes entitled to be cast on any issue proposed to be considered.

The South Dakota Bylaws provide that special meetings of stockholders, for any purpose or purposes, may be called at any time by the board of directors, or by a committee or board of directors which has been duly designated by the board of directors and whose powers and authority include the power to call such meetings, but such special meetings may not be called by any other person or persons.

The NRS provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders.

The Nevada Bylaws provide that special meetings of the stockholders of the company may be called by the board of directors, the Chairman of the board of directors, the President, a majority of the members of the board of directors or a committee of the board of directors duly designated and whose powers and authority include the power to call meetings. Special meetings of the stockholders of the Company may also be called by the holders of at least 25% of all shares entitled to vote at the proposed special meeting.

Notice and Adjournment of Stockholders’ Meetings

Except for the increase of stock and indebtedness when sixty days’ notice is required by South Dakota Constitution, a corporation shall notify stockholders of the date, time, and place of each annual and special stockholders' meeting no fewer than ten nor more than sixty days before the meeting date.

Unless the bylaws require otherwise, if an annual or special stockholders' meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before adjournment.

The South Dakota Bylaws provide that if an adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

A copy of meeting notice must be delivered personally, mailed postage prepaid or delivered as otherwise provided in the NRS to each stockholder of record entitled to vote at the meeting not less than 10 nor more than 60 days before the meeting.

Unless the articles of incorporation or bylaws otherwise require, and except as otherwise provided in this subsection, if a stockholders’ meeting is adjourned to another date, time or place, notice need not be delivered of the date, time or place of the adjourned meeting if they are announced at the meeting at which the adjournment is taken. If a new record date is fixed for an adjourned or postponed meeting, notice of the adjourned or postponed meeting must be delivered to each stockholder of record as of the new record date.

The Nevada Articles are consistent with the NRS.

Voting by Proxy

An appointment of a proxy is effective when a signed appointment form or an electronic transmission of the appointment is received by the inspector of election or the officer or agent of the corporation authorized to tabulate votes. An appointment is valid for eleven months unless a longer period is expressly provided in the appointment form.

Under the NRS, a corporation is required to keep a copy of the following records at its principal office or with its custodian of records whose name and street address are available at the corporation’s registered office:

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Subject Matter	South Dakota Law and Appyea-South Dakota's Governing Documents	Nevada Law and Appyea-Nevada's Governing Documents
Inspection of Books and Records

A stockholder of a corporation is entitled to inspect and copy, during regular business hours at the corporation’s principal office, any of the following records of the corporation, if the stockholder gives the corporation written notice of that demand at least five business days before the date on which the stockholder wishes to inspect and copy: (1) Its articles or restated articles of incorporation, all amendments to them currently in effect, and notices to stockholders; (2) Its bylaws or restated bylaws and all amendments to them currently in effect; (3) Resolutions adopted by its board of directors creating one or more classes or series of shares, and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding; (4) The minutes of all stockholders' meetings, and records of all action taken by stockholders without a meeting, for the past three years; (5) All written communications to stockholders generally within the past three years; (6) A list of the names and business addresses of its current directors and officers; and (7) Its most recent annual report delivered to the Secretary of State of South Dakota.

Additionally, a stockholder of a corporation is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation if the stockholder meets the requirements below and gives the corporation written notice of that demand at least five business days before the date on which the stockholder wishes to inspect and copy: (1) Excerpts from minutes of any meeting of the board of directors, records of any action of a committee of the board of directors while acting in place of the board of directors on behalf of the corporation, minutes of any meeting of the stockholders, and records of action taken by the stockholders or board of directors without a meeting; (2) Accounting records of the corporation; and (3) The record of stockholders.

A stockholder may inspect and copy the records described above only if: (1) Demand is made in good faith and for a proper purpose; (2) The stockholder describes with reasonable particularity the purpose and the records the stockholder desires to inspect; and (3) The records are directly connected with the purpose.

Under the NRS, a corporation is required to keep a copy of the following records at its principal office or with its custodian of records whose name and street address are available at the corporation’s registered office:

(a) A copy certified by the Secretary of State of its articles of incorporation, and all amendments thereto;

(b) A copy certified by an officer of the corporation of its bylaws and all amendments thereto; and

(c) A stock ledger or a duplicate stock ledger, revised annually not later than 60 days after the date by which an annual list is required to be filed with the Nevada Secretary of State, containing the names, alphabetically arranged, of all persons who are stockholders of record of the corporation, showing their places of residence, if known, and the number of shares held by them respectively.

Additionally, any person who has been a stockholder of record of a Nevada corporation for at least 6 months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5 percent of all of its outstanding shares, upon at least 5 days’ written demand is entitled to inspect in person or by agent or attorney, during usual business hours, the records described above and make copies therefrom.

Every corporation that neglects or refuses to keep the records required as described above, open for inspection, is required to forfeit to the state the sum of $25 for every day of such neglect or refusal.

38

Subject Matter	South Dakota Law and Appyea-South Dakota's Governing Documents	Nevada Law and Appyea-Nevada's Governing Documents
Distributions and Dividends

No distribution (including, any direct or indirect transfer of money or other property, except its own shares, or incurrence of indebtedness by a corporation to or for the benefit of its stockholders in respect of any of its shares) may be made if, after giving it effect: (1) The corporation would not be able to pay its debts as they become due in the usual course of business; or (2) The corporation's total assets would be less than the sum of its total liabilities plus, unless the articles of incorporation permit otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

The board of directors may base a determination that a distribution is not prohibited either on financial statements prepared on the basis of accounting practices and principles that are reasonable in the circumstances or on a fair valuation or other method that is reasonable under the circumstances.

The South Dakoda Articles and the South Dakota Bylaws do not contain any specific provisions that depart from the provisions of the SDBCA.

Under the NRS, a corporation may make distributions to its stockholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due and the corporation’s total assets would not be less than the sum of its total liabilities plus any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of stockholders whose rights are superior to those receiving the distribution.

The Nevada Articles and the Nevada Bylaws do not contain any specific provisions that depart from the provisions of the NRS.

Number of Directors

A board of directors must consist of one or more individuals, with the number specified in or fixed in accordance with the articles of incorporation or bylaws. The number of directors may be increased or decreased from time to time by amendment to, or in the manner provided in, the articles of incorporation or the bylaws.

The South Dakota Bylaws provide that the board of directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the board of directors.

The NRS provides that a corporation must have at least one director and may provide in its articles of incorporation or bylaws for a fixed or variable number of directors, and for the manner in which the number of directors may be increased or decreased.

The Nevada Articles provide the number of directors shall be established from time-to-time by a resolution of the directors or majority stockholders.

Vacancies

Unless the articles of incorporation provide otherwise, if a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors: (1) The stockholders may fill the vacancy; (2) The board of directors may fill the vacancy; or (3) If the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

If the vacant office was held by a director elected by a voting group of stockholders, only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the stockholders.

The South Dakota Bylaws provide that any vacancy occurring in the board of directors may be filled by the affirmative vote of a majority of the Board, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each Director so elected shall hold office until the expiration of the term of office of the Director whom he or she has replaced.

Under the NRS, all vacancies on the board of directors of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Unless otherwise provided in the articles of incorporation, the board may fill the vacancies caused by resignation for the remainder of the term of office of the resigning director or directors. Unless otherwise provided in the articles of incorporation or bylaws, directors chosen to fill any other vacancies will hold office until a successor is elected and qualified, or until the director resigns or is removed.

The Nevada Articles do not address vacancies on the board; however, the Nevada Bylaws currently provide that any vacancies in the board of directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by a majority of the directors then in office, although less than a quorum, and any directors so chosen will hold office until the next annual meeting of stockholders and until their successors are elected and qualified.

39

Subject Matter	South Dakota Law and Appyea-South Dakota's Governing Documents	Nevada Law and Appyea-Nevada's Governing Documents
Classified Board of Directors

The SDBCA provides that the articles of incorporation may provide for staggering the terms of directors by dividing the total number of directors into two or three groups, with each group containing as close to one-half or one-third of the total as possible. In that event, the terms of directors in the first group expire at the first annual stockholders' meeting after their election, the terms of the second group expire at the second annual stockholders' meeting after their election, and the terms of the third group, if any, expire at the third annual stockholders' meeting after their election. At each annual stockholders' meeting held thereafter, directors shall be chosen for a term of two years or three years, as the case may be, to succeed those whose terms expire.

The South Dakota Articles do not provide for staggered terms for directors.

The NRS permits corporations to classify their boards of directors. At least one-quarter of the total number of directors of a Nevada corporation must be elected annually.

The Nevada Articles do not provide for a classified board of directors.

Election and Removal of Directors

The SDBCA provides that directors are elected at the first annual stockholders' meeting and at each annual meeting thereafter unless their terms are staggered.

The South Dakota Bylaws provide that election of directors is by a plurality of the vote.

The stockholders may remove one or more directors, with or without cause, unless the articles of incorporation provide that directors may be removed only for cause. If a director is elected by a voting group of stockholders, only the stockholders of that voting group may participate in the vote to remove that director.

If cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect that director under cumulative voting is voted against removal. If cumulative voting is not authorized, a director may be removed only if the number of votes cast to remove that director exceeds the number of votes cast not to remove that director.

A director may be removed by the stockholders only at a meeting called for the purpose of removing that director and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the director.

The South Dakota Bylaws do not modify the provisions of the SDBCA described above provided that, as discussed above, cumulative voting does apply to the voting for directors of AppYea-South Dakota.

The Nevada Bylaws provide for an annual election of directors, with the directors to hold office until the next annual meeting of stockholders or until their earlier death, incapacity, resignation, disqualification or removal.

The Nevada Bylaws provide that election of directors is by a plurality of the vote.

Under the NRS, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. The NRS does not distinguish between removal of directors with or without cause.

The Nevada Bylaws provide that any director or the entire board of directors may be removed at any time, with or without cause and only by the affirmative vote of the holders of a two-thirds of the shares then entitled to vote at an election of directors.

40

Subject Matter	South Dakota Law and Appyea-South Dakota's Governing Documents	Nevada Law and Appyea-Nevada's Governing Documents
Directors’ Consent Without a Meeting

Except to the extent that the articles of incorporation or bylaws require that action by the board of directors be taken at a meeting, action may be taken without a meeting if each director signs a consent describing the action to be taken and delivers it to the corporation.

Action taken under this section is the act of the board of directors when one or more consents signed by all the directors are delivered to the corporation. The consent may specify the time at which the action taken thereunder is to be effective. A director's consent may be withdrawn by a revocation signed by the director and delivered to the corporation prior to delivery to the corporation of unrevoked written consents signed by all the directors.

The South Dakota Bylaws allow for written consents by Directors.

The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee.

The Nevada Articles and Bylaws are consistent with the NRS.

Amendments to Articles and Bylaws

Under the SDBCA, a proposed amendment to the Articles must be adopted by the board of directors; submitted to the stockholders, and unless the articles of incorporation, or the board of directors requires a greater vote or a greater number of shares to be present, approval of the amendment requires the approval of the stockholders at a meeting at which a quorum consisting of at least a majority of the votes entitled to be cast on the amendment exists, and, where applicable, separate class voting.

The South Dakota Articles and South Dakota Bylaws do not modify the provisions of the SDBCA described above.

Under the NRS, subject to certain exceptions, in order for a corporation to amend its articles of incorporation, its board of directors must first adopt a resolution setting forth the amendment proposed and either call a special meeting of the stockholders entitled to vote on the amendment or direct that the proposed amendment be considered at the next annual meeting of the stockholders entitled to vote on the amendment. At the meeting, a vote of the stockholders entitled to vote must be taken for and against the proposed amendment. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, such amendment must be approved by the holders of shares representing a majority of the voting power of such class. Whenever the articles of incorporation require for action the vote of a greater number or proportion than is required by Nevada law, the provision of the articles of incorporation requiring such greater vote shall not be altered, amended or repealed except by such greater vote.

The Nevada Articles do not contain any specific provisions that depart from the provisions of the NRS.

The Nevada Articles currently provide that the board of directors is authorized to amend, alter, change or repeal any provision in the Nevada Bylaws.

41

Subject Matter	South Dakota Law and Appyea-South Dakota's Governing Documents	Nevada Law and Appyea-Nevada's Governing Documents
Transactions with Officers and Directors

Under the SDBCA, an interested transaction involving a director may not be enjoined, set aside, or give rise to an award of damages or other sanctions, in a proceeding by a stockholder or by or in the right of the corporation, because the director, or any person with whom or which the director has a personal, economic, or other association, has an interest in the transaction, if the transaction is approved by (1) a majority of the non-interested directors, or a committee if such committee is composed of at least one non-interested director and the members on such committee were appointed by all non-interested directors or the affirmative vote of non-interested directors on the board; (2) a majority of the shares held by non-interested persons of the transaction; or (3) the transaction is fair to the corporation.

Under the NRS, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other organization in which one or more of its directors or officers are directors or officers, or are financially interested, is not void or voidable solely for that reason, if one or more of the following circumstances exist: (1) the director’s or officer’s interest is known to the board of directors or stockholders and the transaction is approved by the board or stockholders in good faith without counting the vote or votes of the interested director or officer; (2) the common interest is known to the stockholders, and they approve or ratify the transaction in good faith by a majority vote of stockholders; (3) the common interest is not known to the interested director or officer at the time the transaction is brought before the board; or (4) the transaction is fair to the corporation at the time it is authorized or approved.

Failure to Hold an Annual Meeting of Stockholders

Under the SDBCA, if a corporation fails to hold an annual meeting within the earlier of six months after the end of the corporation’s fiscal year or 15 months after its last annual meeting, a circuit court where the corporation’s principal office is located in the state, or if no principal office is located in the state, the circuit court of Hughes County, may order a meeting be held.

The failure to hold an annual meeting at the designated time does not result in the winding up or termination of the corporation.

Under the NRS, if a company fails to hold an annual meeting to elect directors within 18 months after the last election, a Nevada district court may order an election upon the petition of one or more stockholders holding 15% of the corporation’s voting power.

The failure to hold an annual meeting at the designated time does not result in the winding up or termination of the corporation.

42

Subject Matter	South Dakota Law and Appyea-South Dakota's Governing Documents	Nevada Law and Appyea-Nevada's Governing Documents
Cumulative Voting

South Dakota law provides that cumulative voting shall apply in the election of directors unless the articles of incorporation specifically deny the right to cumulate votes in the election of directors.

The South Dakota Articles do not have any provision denying cumulative voting rights in the election of its directors.

The NRS permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures are followed.

There is no provision granting cumulative voting rights in the election of the directors in the Nevada Articles or Nevada Bylaws.

Limitation on Liability of Directors and Officers; Indemnification of Officers and Directors

Subject to certain exceptions, a South Dakota corporation may indemnify a director who is a party to a proceeding by reason of being a director, against liability incurred in the proceeding if the director: (1) acted in good faith; and (2) reasonably believed: (a) in the case of conduct in an official capacity, that the conduct was in the best interests of the corporation; and (b) in all other cases, that the conduct was at least not opposed to the best interests of the corporation; and (3) in the case of any criminal proceeding, had no reasonable cause to believe the conduct was unlawful. However, a corporation may not indemnify a director unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible because the director has met the relevant standard of conduct set forth above.

Unless ordered by a court, a corporation may not indemnify a director: (1) in connection with a proceeding by or in the right of the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct; or (2) in connection with any proceeding with respect to conduct for which the director was adjudged liable on the basis that the director received a financial benefit to which the director was not entitled, whether or not involving action in the director’s official capacity.

In general, a corporation is required to indemnify a director or officer who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party by reason of being a director of the corporation, against reasonable expenses incurred in connection with the proceeding.

A corporation may, subject to certain prerequisites, before final disposition of a proceeding, advance funds to pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding by reason of being a director.

A corporation may indemnify and advance expenses to an officer of the corporation who is a party to a proceeding by reason of being an officer of the corporation: (1) to the same extent as a director; and (2) if the officer is not also a director, to such further extent as may be provided by the articles of incorporation, the bylaws, a resolution of the board of directors, or contract except for: (a) liability in connection with a proceeding by or in the right of the corporation other than for reasonable expenses incurred in connection with the proceeding; or (b) liability arising out of conduct that constitutes: (i) receipt of a financial benefit to which the officer is not entitled; (ii) an intentional infliction of harm on the corporation or the shareholders; or (iii) an intentional violation of criminal law.

Under the NRS, neither a director nor an officer of a Nevada corporation can be held personally liable to the corporation, its stockholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud or knowing violation of law. The NRS does not exclude breaches of the duty of loyalty or instances where the director has received an improper personal benefit.

The Nevada Articles and the Nevada Bylaws allow for the elimination of director liability to the fullest extent permitted by Nevada law.

Under the NRS, a corporation may indemnify current and former directors, officers, employees and other agents, or individuals serving as a director, officer employee or other agent of another entity at the request of the corporation, against expenses incurred in any action brought against those persons as a result of their role on behalf of the corporation, if those persons meet a minimum standard of conduct and certain other requirements are satisfied. A director, officer, employee or other agent of the corporation who is successful in defense of any proceeding subject to the Nevada corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees.

The Nevada Articles and the Nevada Bylaws provide that we will, to the fullest extent and in the manner permitted by Nevada law, indemnify each of our directors, officers, and employees, and each of our directors, officers, and employees serving other enterprises on our behalf, against expenses (including attorneys’ fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was a company agent.

Under the NRS, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent of the corporation to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

43

Subject Matter	South Dakota Law and Appyea-South Dakota's Governing Documents	Nevada Law and Appyea-Nevada's Governing Documents
Appraisal Rights; Dissenters’ Rights

Under the SDBCA, a stockholder is entitled to appraisal rights, and to obtain payment of the fair value of that stockholder's shares, in the event of any of the following corporate actions:

(1) Consummation of a merger to which the corporation is a party under either of the following circumstances: (a) Stockholder approval is required for the merger under the SDBCA and the stockholder is entitled to vote on the merger, except that appraisal rights are not available to any stockholder of the corporation with respect to shares of any class or series that remain outstanding after consummation of the merger; or (b) The corporation is a subsidiary and the merger is governed by the SDBCA rules relating to the merger of subsidiaries and parents;

(2) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the stockholder is entitled to vote on the exchange, except that appraisal rights are not available to any stockholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(3) Consummation of a disposition of assets pursuant, if the stockholder is entitled to vote on the disposition;

(4) An amendment of the articles of incorporation with respect to a class or series of shares that reduces the number of shares of a class or series owned by the stockholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created;

(5) Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors;

(6) Consummation of a domestication if the stockholder does not receive shares in the foreign corporation resulting from the domestication that have terms as favorable to the stockholder in all material respects, and represent at least the same percentage interest of the total voting rights of the outstanding shares of the corporation, as the shares held by the stockholder before the domestication; or

(7) Consummation of a conversion of the corporation to an unincorporated entity.

Under the NRS, a stockholder of a Nevada corporation has the right to dissent from, and to obtain payment of the fair value of his shares in the event of: (1) the consummation of a plan of merger to which the corporation is a party if (a) approval by the stockholders is required for the merger or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger or (b) the corporation is a subsidiary and is merged with its parent; (2) the consummation of a plan of conversion to which the corporation is a party as the corporation whose subject owner’s interests will be converted; (3) the consummation of a plan of exchange to which the corporation is a party as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange; or (4) any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares.

Notwithstanding the paragraph above, unless the articles of incorporation provide otherwise, stockholders have no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series that: (a) is a “covered security” under Section 18(b)(1)(A) or (B) of the Securities Act, or (b) is traded in an organized market and held by at least 2,000 stockholders, and has a market value of at least $20 million, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares. Notwithstanding the foregoing, dissenters’ rights are available to stockholders if the stockholders are required to accept anything other than cash or shares of any class or series of shares of any corporation, or any other proprietary interest of any other entity, in exchange for their shares, provided that the standards set forth in item (a) or (b) in the preceding sentence are satisfied with respect to their shares at the time the corporate action becomes effective.

The Nevada Articles and the Nevada Bylaws do not contain any provisions regarding appraisal rights.

Taxes and Fees	South Dakota has no corporate income tax. South Dakota does require annual reports be filed which have a filing fee of $50 if filed electronically.

Nevada charges corporations incorporated in Nevada annual corporate fees based on the value of the corporation’s authorized stock with a minimum fee of $75 and a maximum fee of $35,000, as well as a $200 business license fee, and does not impose any franchise taxes on corporations.

44

Dissenters’ Rights

Each stockholder of the Company is entitled to be paid the fair value of his, her or its shares in accordance with Sections 47-1A-1301 through 47-1A-1331.2 of the SDBCA (“South Dakota Dissent Statute”) if the stockholder dissents to the Reincorporation. A brief summary of the provisions of the South Dakota Dissent Statute are set forth below and the complete text of said sections is set forth in Appendix E, which stockholders should read in its entirety. Beneficial stockholders must act promptly to cause the stockholder of record to follow the steps summarized below to properly, and in a timely manner, perfect their dissenters’ rights. Failure to properly demand and perfect dissenters’ rights in accordance with the South Dakota Dissent Statute will result in the loss of dissenters’ rights.

Once proposed, a corporate action that creates dissenters’ rights is to be submitted to a vote of the stockholders, whether at a stockholders’ meeting or via stockholders’ written consent. The Company is required to send notice to all stockholders informing them of the applicability of dissenters’ rights, accompanied by all relevant provisions of the South Dakota Dissent Statute relating to dissenters’ rights (which as described above is attached hereto as Appendix E). The failure to properly give notice shall not bar a stockholder who was entitled to dissent from asserting those rights subsequent to the corporate action.

Following receipt of notice, stockholders exercising the right to dissent shall send written notice to the Company before the vote is taken at the meeting, expressing their intention to demand payment for their shares if the opposed corporate action is taken, and the objecting stockholders must refrain from voting their shares in favor of the action. The stockholder must either vote against the action to be taken or abstain. Compliance with the foregoing is mandatory and if the stockholders fail to comply, they will be precluded from demanding payment for their shares if the opposed action is approved.

If the Reincorporation is authorized by our stockholders at the special meeting, we will send a written dissenters’ notice within ten (10) days after the effective date of the Reincorporation to all eligible stockholders who did not vote “FOR” the Reincorporation and who, before the vote was taken, gave written notice of their intent to demand payment for their shares of our common stock.

45

The notice will, among other things:

•	state the Reincorporation was authorized and state the effective date or proposed effective date of the Reincorporation;

•	state the date of the date the first announcement of the principal terms of the Reincorporation was made and require the stockholder asserting appraisal rights to certify (i) whether or not beneficial ownership of those shares for which appraisal rights are asserted was acquired before that date and (ii) that the stockholder did not vote for the transaction;

•	state where the demand for payment must be sent and the address of the place where certificates for certificated shares must be deposited;

•	inform the holders of shares of our common stock not represented by certificates to what extent the transfer of shares of our common stock will be restricted after the demand for payment is received;

•	supply a form for demanding payment;

•	set a date by which we must receive the demand for payment, which may not be less than forty or more than sixty days after the date the notice is delivered;

•	set forth our estimate of the fair value of the shares; and

•	be accompanied by a copy of the South Dakota Dissent Statutes.

An eligible stockholder to whom a dissenters’ notice is sent must, by the date set forth in the dissenters’ notice:

•	demand payment; and

•	deposit his or her certificates in accordance with the terms of the dissenters’ notice.

Eligible stockholders who do not demand payment or deposit their certificates where required, each by the date set forth in the dissenters’ notice, will not be entitled to demand payment for their shares of our common stock under the South Dakota Dissent Statutes. The demand for payment and the deposit of certificates is, with limited exceptions, irrevocable.

Upon the later of the effective date of the Reincorporation or receipt of a valid demand for payment, we will pay each dissenter who complied with the procedures described by the South Dakota dissenters’ rights statute the amount we have estimated to be the fair value of the shares of our common stock, plus accrued interest. The payment will be accompanied by:

•

financial statements, consisting of a balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in stockholders' equity for that year, and the latest available interim financial statements, if any;

•	a statement of our estimate of the fair value of the shares of our common stock; and

•	a statement of dissenters’ rights to demand payment under South Dakota Dissent Statutes Section 47-1A-1326.

46

An eligible dissenter may notify us in writing of the dissenter’s own estimate of the fair value of the shares of our common stock and interest due, and demand payment based upon his or her estimate, less our estimated fair value payment, or reject the offer for payment made by us and demand payment of the fair value of the dissenter’s shares of our common stock and interest due if the dissenter believes that the amount paid or offered is less than the fair value of the dissenter’s shares of our common stock or that the interest due is incorrectly calculated. A dissenter waives his right to demand such payment unless the dissenter notifies us of his or her demand in writing within thirty (30) days after we have made or offered payment for the dissenter’s shares of our common stock.

If a demand for payment remains unresolved, we have the right to commence a proceeding within sixty (60) days after receiving the demand for payment and petition the South Dakota Court to determine the fair value of the shares of our common stock and accrued interest. If we do not commence the proceeding within the 60-day period, we will be required to pay each dissenter whose demand remains unsettled the amount demanded.

Each dissenter who is made a party to the proceeding is entitled to a judgment:

•	for the amount, if any, by which the South Dakota Court finds the fair value of the dissenter’s shares of our common stock, plus interest, exceeds the amount paid by us; or

•	for the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which we elected to withhold payment pursuant to South Dakota law.

Under South Dakota law, the fair value of a dissenter’s shares of stock means the value of the shares of our common stock immediately before the effective date of the Reincorporation, without discounting for lack of marketability or minority status except, if appropriate, for amendments to the articles. The value determined by the South Dakota Court for a dissenter’s shares of our common stock could be more than, less than, or the same as the consideration we offer pursuant to the dissenters’ notice. The South Dakota Court may, but it is not required, to appoint one or more appraisers to assist the South Dakota Court in determining the fair market value of the shares of our common stock. Accordingly, no stockholder has a right to compel an appraisal of the shares of our common stock.

The South Dakota Court will determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the South Dakota Court. The South Dakota Court will assess the costs against us, except that the court may assess costs against all or some of the dissenters, in the amounts the South Dakota Court finds equitable, to the extent that the South Dakota Court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. The South Dakota Court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

•	against us in favor of all dissenters if the South Dakota Court finds that we did not substantially comply with the South Dakota Dissent Statute; or

•	against either us or a dissenter in favor of any other party, if the South Dakota Court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the dissenters’ rights provided under the South Dakota dissenters’ rights statute.

If the South Dakota Court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against us, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

The foregoing is merely a summary of the dissenter’s rights as provided within the South Dakota Dissent Statute. Stockholders that are considering dissenting from the proposed action are strongly encouraged to seek outside independent counsel, because the rules are highly technical and there are many deadlines for notices and responses of which a dissenter must be aware in order to preserve all rights provided under the law. Failure to follow the procedures of the South Dakota Dissent Statute may result in the loss of all dissenter’s rights.

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Vote Required

The Plan of Merger has been approved by the board of directors. A vote in favor of this Proposal 4 is a vote to approve the reincorporation through the Plan of Merger, including approval of the Nevada Articles and the Nevada Bylaws and the Reincorporation Name Change.

The approval of the Plan of Merger and the Reincorporation requires the affirmative vote of a majority of shares of our common stock which are issued and outstanding as of the Record Date. A vote in favor of this Proposal is also effectively a vote in favor of the Nevada Articles and Nevada Bylaws. Abstentions and broker non-votes will not be counted either “For” or “Against” this Proposal [ ] and will therefore have the same effect as negative votes. For the approval of the Plan of Merger and the Reincorporation, you may vote “FOR” or “AGAINST” or abstain from voting. Properly executed proxies will be voted at the special meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the adoption of the Plan of Merger and the Reincorporation. A vote in favor of the Nevada Articles and the Nevada Bylaws, the Plan of Merger and the Reincorporation, is a vote in favor of the South Dakota Articles of Merger and the Nevada Articles of Merger, subject to technical, administrative or similar changes and modifications to such filings in order to comply with South Dakota and/or Nevada law, as applicable, to the extent such changes and modifications do not individually or in the aggregate, adversely affect the rights of the stockholders of the Company, and is a vote in favor of the Reincorporation Name Change.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE

STOCKHOLDERS VOTE “FOR” PROPOSAL 4 TO APPROVE THE REINCORPORATION

FROM THE STATE OF SOUTH DAKOTA TO THE STATE OF NEVADA.

Additional Filings

Our Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through our website (http://appyea.com/investor/) and on www.sec.gov. Information on our website does not constitute part of this proxy statement.

We will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to us, Attn: Corporate Secretary, AppYea, Inc., 777 Main Street, Suite 600, Fort Worth, Texas 76102.

Other Matters

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the special meeting other than that described above.

The board of directors does not intend to bring any other matters before the special meeting of stockholders and has not been informed that any other matters are to be presented by others.

The persons designated to vote shares covered by our Board’s proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the meeting. Management does not expect that any matters other than those referred to in this Proxy Statement will be presented for action at the meeting.

48

Stockholder Proposals

Proposals of holders of our voting securities intended to be presented at our next Annual Meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A must be received by us, addressed to our Secretary, at our principal executive offices at 777 Main Street, Suite 600, Fort Worth, Texas 76102, not earlier than the close of business on the 120th day prior to the date of the annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the Annual Meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the stockholder, the number of voting securities held by the stockholder of record, a statement that the stockholder holds such shares beneficially and the text of the Proposal to be presented for vote at the meeting, a statement in support of the proposal, and must otherwise comply with Rule 14a-8 of Regulation 14A and the requirements of our Bylaws.

The Proposal should state as clearly as possible the Proposal and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. Upon receipt of any such proposal, the Company will determine whether or not to include such Proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any Proposal that does not comply with these and other applicable rules and requirements. As the rules of the SEC make clear, simply submitting a Proposal does not guarantee that it will be included.

Nominations for Directors

The board of directors will consider qualified director candidates recommended in good faith by stockholders, provided those nominees meet applicable federal securities laws. The board of directors’ evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources. Any stockholder wishing to recommend a nominee should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate. These recommendations should be submitted in writing to the Company, attention “Secretary”, at the address set forth below under “Company Contact Information”. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership. The board of directors may request further information about stockholder recommended nominees in order to comply with any applicable laws, rules or regulations or to the extent such information is required to be provided by such stockholder pursuant to any applicable laws, rules or regulations.

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon:

(a)	No officer or director of us has any substantial interest in the matters to be acted upon, other than his or her role as an officer or director of us, or as a stockholder of us.

(b)	No director of us has informed us that he or she intends to oppose the action taken by us set forth in this proxy statement.

Company Contact Information

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

49

AppYea, Inc.

777 Main Street, Suite 600

Fort Worth, Texas 76102

BY ORDER OF THE BOARD OF DIRECTORS:

Fort Worth, Texas	/s/ Keri Williams
September [ ], 2019	Keri Williams,
Director and Secretary

50

Appendix A

Secretary of State Office
500 E Capitol Ave
Pierre, SD 57501
(605)773-4845
corpinfo@state.sd.us

APPLICATION FOR AMENDED ARTICLES OF INCORPORATION

DOMESTIC BUSINESS CORPORATION

SDCL 47-1A-1006, 47-1A-120.2

FILING FEE: $60

Make check payable to SECRETARY OF STATE

The Business Corporation named below, adopts the following Amended Articles of Incorporation pursuant to SDCL 47-1A.

1. The Name and Business ID of the corporation is:

   Appyea, Inc. — DB057294

   Name (Note: This must be the exact corporate name as registered.) — Business ID

2. Date the Articles of Incorporation have been amended on: ____________, 2019

3. The amendment to the Articles of Incorporation has been:

   ☐ Adopted by the Incorporators or the Board of Directors and shareholder approval not required.

   ☑ Adopted by the shareholders as required by SDCL 47-1A and by the Articles of Incorporation.

   ☐ Recognized as necessary and is being filed pursuant to SDCL 47-1A-120.2.

4. The amendment to the Articles of Incorporation / or the information required by SDCL 47-1A-120.2 is:

   Article I of the Articles of Incorporation is amended to read:

   "The name of the company is: Righteous Hemp, Inc."

The application must be signed by an authorized officer of the corporation.

No person may execute this report knowing it is false in any material respect. Any violation may be subject to a civil and/or criminal penalty (SDCL 47-1A-129; 22-39-36).

Dated ______________________ 　　 ______________________
Signature of an authorized person

Email ______________________ 　　 ______________________
(Optional) 　　 Printed Name

____
Title

Domesticamendmentarticles Feb 2018

Appendix B-1

Secretary of State Office
500 E Capitol Ave
Pierre, SD 57501
(605)773-4845
corpinfo@state.sd.us

APPLICATION FOR AMENDED ARTICLES OF INCORPORATION

DOMESTIC BUSINESS CORPORATION

SDCL 47-1A-1006, 47-1A-120.2

FILING FEE: $60

Make check payable to SECRETARY OF STATE

The Business Corporation named below, adopts the following Amended Articles of Incorporation pursuant to SDCL 47-1A.

1. The Name and Business ID of the corporation is:

   Righteous Hemp, Inc.* — DB057294

   Name (Note: This must be the exact corporate name as registered.) — Business ID

2. Date the Articles of Incorporation have been amended on: ____________, 2019

3. The amendment to the Articles of Incorporation has been:

   ☐ Adopted by the Incorporators or the Board of Directors and shareholder approval not required.

   ☑ Adopted by the shareholders as required by SDCL 47-1A and by the Articles of Incorporation.

   ☐ Recognized as necessary and is being filed pursuant to SDCL 47-1A-120.2.

4. The amendment to the Articles of Incorporation / or the information required by SDCL 47-1A-120.2 is:

   Article II of the Articles of Incorporation is amended to read as set forth on the attached.

The application must be signed by an authorized officer of the corporation.

No person may execute this report knowing it is false in any material respect. Any violation may be subject to a civil and/or criminal penalty (SDCL 47-1A-129; 22-39-36).

Dated ____________________ ____________________
Signature of an authorized person

Email ____________________ ____________________
(Optional) Printed Name

____
Title

Domesticamendmentarticles Feb 2018

* Assumes the approval of Proposal 1.

Article II of the Articles of Incorporation shall be amended to read as follows:

“The number of shares the corporation is authorized to issue:

6,000,000,000 shares of Class A Common Stock

60,000,000 shares of Series A Preferred Stock

Series A Preferred Shares shall have voting rights equal to 1,000 Class A Common Shares for each Series A Preferred Share.

Series A Preferred Stock are convertible into 1,500 Class A Common Shares for each Series A Preferred Share.

Reverse Stock Split of Outstanding Class A Common Stock

Effective as of the date this Application for Amended Articles of Incorporation is filed with the Secretary of State of South Dakota)(the “Effective Time”), every [250 to 10,000, depending on the final ratio approved by the Board of Directors] shares of the Corporation’s Class A Common Stock (but not any shares of Series A Preferred Stock), issued and outstanding immediately prior to the Effective Time, or held in treasury prior to the Effective Time (collectively the “Old Capital Stock”), shall be automatically reclassified and combined into One (1) share of Class A Common Stock (the “Reverse Stock Split”). Any stock certificate that, immediately prior to the Effective Time, represented shares of Old Capital Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares as equals the quotient obtained by dividing the number of shares of Old Capital Stock represented by such certificate immediately prior to the Effective Time by [250 to 10,000, depending on the final ratio approved by the Board of Directors], subject to any adjustments for fractional shares as set forth below; provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Capital Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of capital stock to which such person is entitled under the foregoing reclassification. No fractional shares of capital stock shall be issued as a result of the Reverse Stock Split. In lieu of any fractional share of capital stock to which a stockholder would otherwise be entitled, the Corporation shall issue that number of shares of capital stock as rounded up to the nearest whole share. [Additionally, no stockholder of the Corporation shall hold less than 100 shares of the Corporation’s Class A Common Stock immediately following the reverse stock split and as such, the aggregate number of shares held by any single stockholder of the Corporation who would hold less than 100 shares of Class A Common Stock following the reverse stock split shall have such stockholder’s aggregate shares of Class A Common Stock rounded up to 100 shares of Class A Common Stock.] The Reverse Stock Split shall have no effect on the number of authorized shares of capital stock, previously designated series of preferred stock or the par value thereof as set forth above in the preceding paragraphs.”

Appendix B-2

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: Righteous Hemp, Inc. Entity or Nevada Business Identification Number (NVID):
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: Jurisdiction of formation: Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: ____ Time: ____ (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) [See Attached Exhibit A] (attach additional page(s) if necessary)
6. Signature: (Required)	X ____________________ Signature of Officer or Authorized Signer ____ Title X ____________________ Signature of Officer or Authorized Signer ____ Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 1/1/2019

Article 9 of the Articles of Incorporation shall be amended to read as follows:

“The total number of shares of stock that Righteous Hemp, Inc. (the “Corporation”) shall have authority to issue is 6,100,000,000, consisting of 6,000,000,000 shares of Class A Common Stock, par value $0.0001 per share (“Common Stock”), and 100,000,000 shares of “blank check” preferred stock par value $0.0001 per share (“Preferred Stock”).

Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation (“Board of Directors”) prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof.

The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the directors (the “Voting Stock”), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

(a) The number of shares constituting that series and the distinctive designation of that series;

(b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates and the relative rights of priority, if any, of payment of dividends on shares of that series;

(c) Whether that series shall have voting rights, in addition to the class voting rights provided by law, and, if so, the terms of such voting rights;

(d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(h) Any other absolute or relative rights, preferences or limitations of that series.

Subject to the terms of any designation of Preferred Stock, each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to these Articles of Incorporation (including any certificate of designation of Preferred Stock relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to the Corporation’s Articles of Incorporation, as amended (including any certificate of designation of Preferred Stock relating to any series of Preferred Stock).

Series A Preferred Stock. Of the Corporation’s authorized Preferred Stock, the Corporation shall have authorized and designated 60,000,000 shares of Series A Preferred Stock. The Series A Preferred Stock shall each have voting rights equal to 1,000 shares of Class A Common Stock for each Series A Preferred Stock share and shall be convertible into 1,500 Class A Common Stock shares for each Series A Preferred Stock share.

Reverse Stock Split.

Effective as of the date this Certificate of Amendment is to be effective, or if no date is provided, the date this Certificate of Amendment is filed with the Secretary of State of Nevada (the “Effective Time”), every [250 to 10,000, depending on the final ratio approved by the Board of Directors] shares of the Corporation’s Class A Common Stock (but not any shares of Series A Preferred Stock), issued and outstanding immediately prior to the Effective Time, or held in treasury prior to the Effective Time (collectively the “Old Capital Stock”), shall be automatically reclassified and combined into One (1) share of Class A Common Stock (the “Reverse Stock Split”). Any stock certificate that, immediately prior to the Effective Time, represented shares of Old Capital Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares as equals the quotient obtained by dividing the number of shares of Old Capital Stock represented by such certificate immediately prior to the Effective Time by [250 to 10,000, depending on the final ratio approved by the Board of Directors], subject to any adjustments for fractional shares as set forth below; provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Capital Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of capital stock to which such person is entitled under the foregoing reclassification. No fractional shares of capital stock shall be issued as a result of the Reverse Stock Split. In lieu of any fractional share of capital stock to which a stockholder would otherwise be entitled, the Corporation shall issue that number of shares of capital stock as rounded up to the nearest whole share. [Additionally, no stockholder of the Corporation shall hold less than 100 shares of the Corporation’s Class A Common Stock immediately following the reverse stock split and as such, the aggregate number of shares held by any single stockholder of the Corporation who would hold less than 100 shares of Class A Common Stock following the reverse stock split shall have such stockholder’s aggregate shares of Class A Common Stock rounded up to 100 shares of Class A Common Stock.] The Reverse Stock Split shall have no effect on the number of authorized shares of capital stock, previously designated series of preferred stock or the par value thereof as set forth above in the preceding paragraphs.”

Appendix C

APPYEA, INC.

2019 EQUITY INCENTIVE PLAN

2019 Equity Incentive Plan

Appyea, Inc.

APPYEA, INC.

2019 EQUITY INCENTIVE PLAN

ARTICLE I.

PREAMBLE

1.1. This 2019 Equity Incentive Plan of Appyea, Inc. (the “Company”) is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company’s Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2. Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

1.3. The Company’s board of directors adopted the Plan on September [ ], 2019 (the “Effective Date”). The grant of Incentive Stock Options is subject to approval by the Company’s shareholders within twelve (12) months of the Effective Date. Shareholder approval is to be obtained in accordance with the Company’s Certificate of Formation and Bylaws, each as amended, and applicable laws. The Board may grant Incentive Stock Options prior to shareholder approval, but until the Company obtains this approval, a grantee shall not exercise them. If the Company does not timely obtain shareholder approval (or a grantee desires to exercise such Incentive Stock Options prior to shareholder approval), a grantee may exercise previously granted Incentive Stock Options as Nonqualified Stock Options. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Effective Date. Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

1.4. The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada (except its choice-of-law provisions).

1.5. Capitalized terms shall have the meaning provided in ARTICLE II unless otherwise provided in this Plan or any related Award Agreement.

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ARTICLE II.

DEFINITIONS

DEFINITIONS. Except where the context otherwise indicates, the following definitions apply:

2.1. “Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.2. “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.3. “Award” means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

2.4. “Award Agreement” means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.5. “Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time.

2.6. “Bylaws” means the Company’s Bylaws as amended and restated from time to time.

2.7. “Change of Control” means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

2.8. “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

2.9. “Committee” means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan. In the event the Company has not designated a Committee pursuant to Section 3.2 of the Plan, “Committee” shall refer to the Compensation Committee of the Company (in the event the Compensation Committee has authority to administer the Plan), if any, or the Board of Directors of the Company.

2.10. “Common Stock” means the Company’s common stock.

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2.11. “Company” means Appyea, Inc., a South Dakota corporation.

2.12. “Consultant” means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

2.13. “Director” means a member of the Board of Directors of the Company.

2.14. “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

2.15. “Effective Date” shall be the date set forth in Section 1.3 of the Plan.

2.16. “Eligible Employee” means an Eligible Person who is an Employee of the Company or any Affiliate.

2.17. “Eligible Person” means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations as may be provided by the Code, the Act, or the Board. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

2.18. “Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.19. “ERISA” means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

2.20. ”Fair Market Value” means, as of any date and unless the Committee determines otherwise, the value of Common Stock determined as follows:

2.20.1 If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NYSE MKT, Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

2.20.2 If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported for the date in question, or the Common Stock is quoted on an over-the-counter market, the Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

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2.20.3 In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Committee.

2.20.4 The Committee also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Committee may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

2.21. “Grant Date” means, as to any Award, the latest of:

2.21.1 the date on which the Board authorizes the grant of the Award; or

2.21.2 the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

2.21.3 such other date (later than the dates described in 2.21.1 and 2.21.2 above) as the Board may designate and as set forth in the Participant’s Award Agreement.

2.22. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.23. “Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under ARTICLE IV of the Plan and designated as an Incentive Stock Option in a Participant’s Award Agreement.

2.24. “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Act.

2.25. “Nonqualified Stock Option” means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant’s Award Agreement.

2.26. “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.

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2.27. “Option Period” means the period during which a Stock Option may be exercised from time to time, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.28. “Option Price” means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.29. “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

2.30. “Participant” means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

2.31. “Performance Objectives” shall have the meaning set forth in ARTICLE IX of the Plan.

2.32. “Performance Period” shall have the meaning set forth in ARTICLE IX of the Plan.

2.33. “Performance Share” means an Award under ARTICLE IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Board, in its sole discretion, shall establish at the time of such Award and set forth in a Participant’s Award Agreement.

2.34. “Plan” means this Appyea, Inc. 2019 Equity Incentive Plan, as it may be amended from time to time.

2.35. “Reporting Person” means a person required to file reports under Section 16(a) of the Act.

2.36. “Restricted Stock” means an Award under ARTICLE VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant’s ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Board, in its sole discretion, shall determine at the time of such Award and set forth in a Participant’s Award Agreement.

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2.37. “Restriction Period” means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Board, in its sole discretion, shall establish and set forth in a Participant’s Award Agreement.

2.38. “Retirement” means retirement as determined under procedures established by the Board or in any Award, as set forth in a Participant’s Award Agreement.

2.39. “Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time. Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

2.40. “Stock Award” means an Award of shares of Common Stock under ARTICLE VIII of the Plan.

2.41. “Stock Option” means an Award under ARTICLE IV or ARTICLE V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.42. “Ten Percent Stockholder” means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

2.43. “Termination of Service” means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Board in its sole discretion. In determining whether a Termination of Service has occurred, the Board may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

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ARTICLE III.

ADMINISTRATION

3.1. The Plan shall be administered by the Board of Directors of the Company. The Board shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Board may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in ARTICLE XI, and terminate or suspend the Plan as provided in ARTICLE XI. All acts, determinations and decisions of the Board made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons. On or after the date of grant of an Award under the Plan, the Board may (i) accelerate the date on which any such Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Award; provided, that the Board shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

3.2. The Board may, to the full extent permitted by and consistent with applicable law and the Company’s Bylaws, and subject to Subparagraph 3.2.1 herein below, delegate any or all of its powers with respect to the administration of the Plan to the Company’s Compensation Committee or another Committee of the Company consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

3.2.1 If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

3.2.2 The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

3.2.3 For purposes of clarifying the preceding paragraph, shares of Common Stock covered by Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. If an Award is settled for cash or if shares of Common Stock are withheld to pay the exercise price of a Stock Option or to satisfy any tax withholding requirement in connection with an Award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of Common Stock that are available for delivery under the Plan. In addition, shares of Common Stock related to Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan. In addition, if shares of Common Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an Award, the number of shares tendered shall be added to the number of shares of Common Stock that are available for delivery under the Plan.

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3.2.4 In addition to, and not in limitation of, the right of any Committee so designated by the Board to administer this Plan to grant Awards to Eligible Persons under this Plan, the full Board of Directors and/or the Company’s Compensation Committee may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other applicable law, rule or regulation. In connection with any such grants, the Board of Directors and/or the Company’s Compensation Committee shall have all of the power and authority of the Committee to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

3.3. Without limiting the provisions of this ARTICLE III, and subject to the provisions of ARTICLE X, the Board is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in ARTICLE X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Board may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Board (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

3.4. Subject to the provisions of Section 3.9 and this Section 3.4, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be one billion (1,000,000,000) shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

3.4.1 For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

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3.4.2 If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

3.4.3 For purposes of clarifying the preceding paragraph, shares of Common Stock covered by Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. In addition, shares of Common Stock related to Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan.

3.4.4 The foregoing subsections 3.4.1 and 3.4.2 of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other applicable law, rule or regulation.

3.5. Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Board. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Board (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

3.6. Securities Matters.

3.6.1 The Company shall be under no obligation to affect the registration pursuant to the Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or local laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued any shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Board may require, as a condition to the issuance of shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that any certificates representing such shares bear such legends, as the Board deems necessary or desirable.

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3.6.2 The exercise of any Stock Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of an exercise of a Stock Option hereunder or the issuance of shares of Common Stock pursuant to any Award pending or to ensure compliance under federal, state or local securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of a Stock Option or the issuance of shares of Common Stock pursuant to any Award. During the period that the effectiveness of the exercise of a Stock Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

3.6.3 In the event the Plan and/or the Common Stock issuable in connection with Awards hereunder are registered with the Securities Exchange Commission (the “SEC”) under the Act, no free-trading shares of Common Stock shall be issuable by the Company under the Plan and pursuant to such registration statement, (a) except to natural person (as such term is interpreted by the SEC); (b) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (c) where the services directly or indirectly promote or maintain a market for the Company’s securities.

3.7. The Board may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof. Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Board may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Board may rely upon an opinion of counsel for the Company.

3.8. Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a shareholder of the Company with respect to any shares of Common Stock subject to such Participant’s Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Board, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

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3.9. The total amount of shares with respect to which Awards may be granted under the Plan and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as a result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.10. No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith. The members of the Board shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company’s Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

3.11. The Board shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in applicable laws, regulations or accounting principles. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Board may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

3.12. Subject to the express provisions of the Plan, the Board shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Board in its sole discretion.

ARTICLE IV.

INCENTIVE STOCK OPTIONS

4.1. The Board, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this ARTICLE IV and ARTICLE III and ARTICLE VI and subject to the following conditions:

4.1.1 Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Board.

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4.1.2 The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

4.1.3 An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Board as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service (except as otherwise provided in any employment agreement approved by the Board), unless employment shall have terminated:

(i) as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

(ii) as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

(iii) and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

4.1.4 The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

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4.1.5 No Incentive Stock Options may be granted more than ten (10) years from the Effective Date.

4.1.6 The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

4.2. Subject to the limitations of Section 3.4, the maximum aggregate number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum aggregate number of shares available for Awards under the Plan.

4.3. The Board may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this ARTICLE IV or ARTICLE III or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

4.4. Each provision of this ARTICLE IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

ARTICLE V.

NONQUALIFIED STOCK OPTIONS

5.1. The Board, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this ARTICLE V and ARTICLE III or ARTICLE VI and subject to the following conditions:

5.1.1 Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Board.

5.1.2 The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

5.1.3 A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Board and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement.

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5.2. The Board may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this ARTICLE V or ARTICLE III or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

ARTICLE VI.

INCIDENTS OF STOCK OPTIONS

6.1. Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Board and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

6.2. Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant’s guardian or legal representative. In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant’s Award Agreement by the executor or personal representative of such Participant’s estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant’s will or by inheritance. The Board, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant’s Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant’s Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant’s Immediate Family), subject to such limits as the Board may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Board shall apply to the right to consent to amendments to the Award Agreement.

6.3. Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Board, subject to limitations set forth in the Stock Option Award Agreement. The Board may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Board. In the sole discretion of the Board, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Board also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

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6.4. The holder of a Stock Option shall have no rights as a shareholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

6.5. The Board may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Board at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

6.6. The Board may at any time offer to purchase a Participant’s outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant’s Stock Option, based on such terms and conditions as the Board shall establish and communicate to the Participant at the time that such offer is made.

6.7. The Board shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

6.8. Notwithstanding anything to the contrary herein, the Company may reprice any Stock Option without the approval of the stockholders of the Company. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a Stock Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling a Stock Option at a time when its exercise price exceeds the Fair Market Value of the underlying Common Stock, in exchange for another Stock Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s Common Stock then trades or is quoted.

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6.9. In addition to, and without limiting the above Section 6.8, the Board may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Board at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

ARTICLE VII.

RESTRICTED STOCK

7.1. The Board, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE VII.

7.2. The Board shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

7.2.1 the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by applicable law;

7.2.2 the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

7.2.3 the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

7.2.4 whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

7.2.5 whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

7.2.6 whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

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7.3. Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Board may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Board and has otherwise complied with the applicable terms and conditions of such Award.

7.4. In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant’s Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant’s Restricted Stock, if it finds that a waiver would be appropriate.

7.5. Except as otherwise provided in this ARTICLE VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.6. Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Board, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant’s Award Agreement. It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

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7.7. Except as provided in this ARTICLE VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a shareholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Board may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Board shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

ARTICLE VIII.

STOCK AWARDS

8.1. The Board, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this ARTICLE VIII.

8.2. For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

8.3. Unless otherwise determined by the Board and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the Company. Notwithstanding any other provision of this Plan, unless the Board expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

ARTICLE IX.

PERFORMANCE SHARES

9.1. The Board, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE IX.

9.2. The Board shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

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9.2.1 the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by applicable law;

9.2.2 the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such Awards;

9.2.3 the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

9.2.4 the form of settlement of a Performance Share.

9.3. At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

9.4. Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

9.5. Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Board may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Board expects to have a substantial effect on the applicable Performance Objectives during such period, the Board may revise such Performance Objectives.

9.6. In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant’s Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Board may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Board deems appropriate or desirable.

9.7. The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Board in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Board and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

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9.8. Performance Shares shall not be transferable by the Participant. The Board shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

ARTICLE X.

CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

10.1. Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

10.1.1 all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

10.1.2 all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

(i) all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

(ii) the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

(iii) the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Board, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

(iv) upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect; and

10.1.3 all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

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10.2. Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1.1, 10.1.2 and 10.1.3 above.

10.3. After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant’s Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Board may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

ARTICLE XI.

AMENDMENT AND TERMINATION

11.1. Subject to the provisions of Section 11.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof. To the extent required by the Act or the Code, however, no amendment, without approval by the Company’s shareholders, shall:

11.1.1 materially alter the group of persons eligible to participate in the Plan;

11.1.2 except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan; or

11.1.3 alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1.4 or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

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11.2. No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the shareholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Board) any Award theretofore granted to such Participant under this Plan; provided, however, that the Board retains the right and power to:

11.2.1 annul any Award if the Participant is terminated for cause as determined by the Board; and

11.2.2 convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

11.3. If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in ARTICLE X.

ARTICLE XII.

MISCELLANEOUS PROVISIONS

12.1. Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the shareholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Board, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in ARTICLE VII with respect to Restricted Stock and except as otherwise provided by the Board.

12.2. The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

12.3. The terms of the Plan shall be binding upon the Company, its successors and assigns.

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12.4. Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

12.5. This Plan and all actions taken hereunder shall be governed by the laws of the State of Nevada.

12.6. Each Participant exercising an Award hereunder agrees to give the Board prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

12.7. If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

12.8. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

12.9. The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

12.10. If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

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12.11. Compliance with other laws.

12.11.1 For Reporting Persons:

(i) the Plan is intended to satisfy the provisions of Rule 16b-3;

(ii) all transactions involving Participants who are subject to Section 16(b) of the Exchange Act of 1934, as amended, are subject to the provisions of Rule 16b-3 regardless of whether they are set forth in the Plan; and

(iii) any provision of the Plan that conflicts with Rule 16b-3 does not apply to the extent of the conflict.

12.11.2 If any provision of the Plan, any Award, or Award Agreement conflicts with the requirements of Code Section 162(m) or 422 for Awards subject to these requirements, then that provision does not apply to the extent of the conflict.

12.11.3 Notwithstanding any other provision of the Plan, the Board and each applicable Committee shall administer the Plan and exercise all authority and discretion under the Plan to satisfy the requirements of Code Section 409A or any exemption thereto.

12.11.4 Notwithstanding any other provision of the Plan, if, for an Employee of a parent company, the conversion of an Incentive Stock Option to a Nonqualified Stock Option or the treatment of an Incentive Stock Option as a Nonqualified Stock Option would not satisfy the requirements of Code Section 409A or an exemption thereto, as determined by the Board in its exclusive discretion, then the Incentive Stock Option shall terminate on the date that it would no longer qualify as an Incentive Stock Option as determined by the Board in its exclusive discretion.

12.12. Any reference in the Plan to a written document includes any document delivered electronically or posted on the Company’s intranet.

12.13. The headings and captions in the Plan are inserted as a matter of convenience for organizational purposes, and do not construe, define, extend, interpret, or limit any provision of the Plan.

12.14. Whenever the context may require, any pronoun includes the corresponding masculine, feminine, or neuter form, and the singular includes the plural and vice versa.

12.15. Any reference in the Plan to a statutory or regulatory provision includes corresponding successor provisions.

12.16. The proceeds from the sale of shares pursuant to Awards granted under the Plan shall constitute general funds of the Company.

12.17. Nothing contained in the Plan or in any Award agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Award is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

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Appendix D-1

AGREEMENT AND PLAN OF MERGER TO REDOMICILE

This Agreement and Plan of Merger to Redomicile (this “Agreement”) dated as of September [ ], 2019, is made and entered into by and between AppYea, Inc., a South Dakota corporation (“Parent”) and Righteous Hemp, Inc., a Nevada corporation (“Righteous Hemp”).

WHEREAS:

A. Righteous Hemp is a corporation organized and existing under the laws of Nevada and the wholly-owned subsidiary of Parent; and

B. Parent is a corporation organized and existing under the laws of South Dakota; and

C. Righteous Hemp and Parent and their respective Boards of Directors deem it advisable and to the advantage, for the welfare and in the best interests of the corporations and their respective stockholders, to redomicile and reincorporate the Parent from South Dakota to Nevada, through a merger with and into Righteous Hemp, pursuant to the provisions of Nevada Revised Statutes (“NRS”) and the South Dakota Business Corporation Act (“SDBCA”) upon the terms and conditions set forth in this Agreement.

NOW THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that Parent shall be reincorporated into Righteous Hemp by way of a merger (the “Reincorporation Merger”) upon the terms and conditions set forth below.

ARTICLE 1

PRINCIPAL TERMS OF THE MERGER/REDOMICILE

1.1 Reincorporation Merger/Redomicile

On the Effective Date (as defined in Section 4.1 below), Parent shall be merged into Righteous Hemp and the separate existence of Righteous Hemp shall cease. Parent shall be the surviving corporation (sometimes hereinafter referred to as the “Surviving Corporation”) in the Reincorporation Merger and shall operate under the name “Righteous Hemp, Inc.” by virtue of, and shall be governed by, the laws of Nevada. The address of the registered office of the Surviving Corporation in Nevada will be 3773 Howard Hughes Pkwy STE 500S, Las Vegas, NV, 89169 - 6014, USA, and the registered agent in charge thereof shall be Incorp, Inc.

1.2 Certificate of Incorporation of the Surviving Corporation

The certificate of incorporation of the Surviving Corporation shall be the certificate of incorporation of Righteous Hemp as in effect on the date hereof without change unless and until amended in accordance with applicable law.

Agreement and Plan of Merger to Redomicile

1.3 Bylaws of The Surviving Corporation

The bylaws of the Surviving Corporation shall be the bylaws of Righteous Hemp as in effect on the date hereof without change unless and until amended or repealed in accordance with applicable law.

1.4 Directors and Officers

At the Effective Date of the Reincorporation Merger, the directors and officers of Parent in office at the Effective Date of the Reincorporation Merger shall become the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the certificate of incorporation and bylaws of the Surviving Corporation and the NRS, until his or her successor is duly elected or appointed and qualified.

ARTICLE 2

CONVERSION, CERTIFICATES AND PLANS

2.1 Conversion of Shares

At the Effective Date of the Reincorporation Merger, each of the following transactions shall be deemed to occur simultaneously:

 (a) Common Stock. Each share of Parent’s Class A Common Stock (“common stock”), $0.0001 par value per share (“Parent Stock”), issued and outstanding immediately before the Effective Date of the Reincorporation Merger shall, by virtue of the Reincorporation Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and nonassessable share of the Surviving Corporation’s Class A Common Stock, $0.0001 par value per share (the “Surviving Corporation Stock”).

(b) Preferred Stock. Each share of Parent’s preferred stock, $0.0001 value per share (“Parent Preferred Stock”), issued and outstanding immediately before the Effective Date of the Reincorporation Merger shall, by virtue of the Reincorporation Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and nonassessable share of the Surviving Corporation’s preferred stock, $0.0001 par value per share, of the same class/series as the Parent Preferred Stock (the “Surviving Corporation Preferred Stock”).

Agreement and Plan of Merger to Redomicile

(c) Other Rights. Any other right, by contract or otherwise, to acquire shares of Parent Stock or Parent Preferred Stock outstanding immediately before the Effective Date of the Reincorporation Merger shall, by virtue of the Reincorporation Merger and without any action on the part of the holder thereof, be converted into and become a right to acquire, upon the same terms and conditions, the number of shares of Surviving Corporation Stock or Surviving Corporation Preferred Stock, as applicable, that is equal to the number of shares of Parent Stock or Parent Preferred Stock, as applicable, that the right holder would have received had the right holder exercised or converted such right in full immediately before the Effective Date of the Reincorporation Merger (whether or not such right was then exercisable) and the exercise price or conversion price per share under each such right shall be equal to the exercise price per share or conversion price per share thereunder immediately before the Effective Date of the Reincorporation Merger, unless otherwise provided in the agreement granting such right.

(d) Righteous Hemp Stock. Upon the Effective Date, each share of Righteous Hemp stock issued and outstanding immediately prior thereto shall, by virtue of the Reincorporation Merger and without any action by Righteous Hemp, or the holder of such shares or any other person, be cancelled and returned to the status of authorized and unissued shares of Righteous Hemp stock, without any consideration being delivered in respect thereof.

2.2 Stock Certificates

(a) After the Effective Date, each holder of an outstanding certificate representing shares of Parent Stock or Parent Preferred Stock may, at such stockholder’s option, surrender the same for cancellation to an exchange agent designated by the Surviving Corporation (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Surviving Corporation Common Stock or Surviving Corporation Preferred Stock, as applicable, into which the shares formerly representing by the surrendered certificate were converted as herein provided. Until so surrendered, each certificate representing shares of Parent Stock or Parent Preferred Stock outstanding immediately prior to the Effective Date shall be deemed for all purposes, from and after the Effective Date, to represent the number of shares of Surviving Corporation Common Stock or Surviving Corporation Preferred Stock, as applicable, into which such shares of Parent Stock or Parent Preferred Stock were converted in the Reincorporation Merger.

(b) The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Surviving Corporation Common Stock or Surviving Corporation Preferred Stock, as applicable, represented by such certificate as provided above.

Agreement and Plan of Merger to Redomicile

(c) Each certificate representing shares of Surviving Corporation Common Stock or Surviving Corporation Preferred Stock, as applicable, so issued in the Reincorporation Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificate of Parent so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

2.3 Employee Benefit and Compensation Plans

At the Effective Date of the Reincorporation Merger, each employee benefit plan, incentive compensation plan, equity compensation plan and other similar plans to which Parent is then a party shall be assumed by, and continue to be the plan of, the Surviving Corporation. To the extent any employee benefit plan, incentive compensation plan, equity compensation plan or other similar plan of Parent provides for the issuance or purchase of, or otherwise relates to, Parent Stock or Parent Preferred Stock, after the Effective Date of the Reincorporation Merger, such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, Surviving Corporation Stock or Surviving Corporation Preferred Stock, as applicable.

ARTICLE 3

TRANSFER AND CONVEYANCE OF ASSETS

AND ASSUMPTION OF LIABILITIES

3.1 Effects of The Reincorporation Merger

At the Effective Date of the Reincorporation Merger, the Reincorporation Merger shall have the effects specified in the NRS, the SDBCA and this Agreement. Without limiting the generality of the foregoing, and subject thereto, at the Effective Date of the Reincorporation Merger the Surviving Corporation shall possess all the rights, privileges, powers and franchises, of a public as well as a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; the rights, privileges, powers and franchises of Righteous Hemp and Parent, and all property, real, personal and mixed, and all debts due to each of them on whatever account, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate, whether by deed otherwise vested in Righteous Hemp and Parent or either of them, shall not revert or be in any way impaired by reason of the Reincorporation Merger; but all rights of creditors and all liens upon any property of the parties hereto shall be preserved unimpaired, and all debts, liabilities and duties of the respective constituent entities shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

Agreement and Plan of Merger to Redomicile

3.2 Additional Actions

If, at any time after the Effective Date of the Reincorporation Merger, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of Parent acquired or to be acquired by reason of, or as a result of, the Reincorporation Merger, or (b) otherwise to carry out the purposes of this Agreement, Parent and its proper officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement. The proper officers and directors of the Surviving Corporation are fully authorized in the name of Parent or otherwise to take any and all such action.

ARTICLE 4

APPROVAL BY STOCKHOLDERS;

AMENDMENT; EFFECTIVE DATE

4.1 Approval

This Agreement and the Reincorporation Merger contemplated hereby are subject to approval by the requisite consent of the Board of Directors and, the vote of stockholders of the Parent and Righteous Hemp in accordance with the SDBCA, specifically Part 11 thereof, and the NRS, specifically Chapter 92A thereof, and compliance with the requirements of law, including the securities laws of the United States. As promptly as practicable after approval of this Agreement by stockholders in accordance with applicable law, duly authorized officers of the respective parties shall make and execute Articles of Merger and shall cause such documents to be filed with the Secretary of State of Nevada and the Secretary of State of South Dakota, respectively, in accordance with the laws of Nevada and South Dakota and with applicable U.S. federal securities laws. The effective date (“Effective Date”) of the Reincorporation Merger shall be the date and time on and at which the Reincorporation Merger becomes effective under the laws of Nevada or the date and time on and at which the Reincorporation Merger becomes effective under the laws of South Dakota, whichever occurs later.

4.2 Amendments

The Boards of Directors of the Parent and Righteous Hemp may amend this Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of the Parent and Righteous Hemp shall not, unless approved by such stockholders as required by law:

(a) Alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of the Parent;

(b) Alter or change any term of the Articles of Incorporation of the Surviving Corporation to be affected by the Merger; or

(c) Alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of Parent.

Agreement and Plan of Merger to Redomicile

ARTICLE 5

MISCELLANEOUS

5.1 Termination

This Agreement may be terminated and the Reincorporation Merger abandoned at any time before the Effective Date, whether before or after stockholder approval of this Agreement, by the consent of the Boards of Directors of Righteous Hemp and Parent.

5.2 Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument.

5.3 Descriptive Headings

The descriptive headings are for convenience of reference only and shall not control or affect the meaning or construction of any provision of this Agreement.

5.4 Governing Law

This Agreement shall be construed in accordance with the laws of South Dakota, except to the extent the laws of Nevada shall apply to the Reincorporation Merger where mandated by the NRS.

[Remainder of page left intentionally blank. Signature page follows.]

Agreement and Plan of Merger to Redomicile

IN WITNESS WHEREOF, the undersigned Officers of each of the parties to this Agreement, pursuant to authority duly given by their respective Boards of Directors, have caused this Agreement to be duly executed on the date set forth above.

“Righteous Hemp”:

Righteous Hemp, Inc.

A Nevada Corporation

By:_____________________

Its:_____________________

Printed Name:_______________________

“Parent”:

AppYea, Inc.

A South Dakota Corporation

By:_____________________

Its:_____________________

Printed Name:_______________________

Agreement and Plan of Merger to Redomicile

Appendix D-2

ARTICLES OF MERGER

Section 47-1A-1106 of the South Dakota Business Corporation Act

1. The names of the parties to the merger:

Merging Entity:	AppYea, Inc. A South Dakota Corporation [Business ID: DB057294]

Surviving Entity:	Righteous Hemp, Inc. A Nevada Corporation

2. The entire plan of merger is on file at the registered office of the Surviving Entity.

3. The plan of merger was duly approved by the shareholders of the Merging Entity in the manner required by the South Dakota Business Corporation Act and the Articles of Incorporation.

4. The participation of the Surviving Entity was duly authorized as required by the organic law of the Surviving Entity.

Merging Entity: AppYea, Inc.

By:__________________

Printed Name:________________

Its:___________________

Surviving Entity: Righteous Hemp, Inc.

By:__________________

Printed Name:________________

Its:___________________

Appendix D-3

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 92A.205

This filing completes the following: ☐ Conversion ☐ Exchange ☒ Merger

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity Information: (Constituent, Acquired or Merging)

Entity Name: AppYea, Inc.

Jurisdiction: South Dakota Entity Type*: Corporation

If more than one entity being acquired or merging please attach additional page.

2. Entity Information: (Resulting, Acquiring or Surviving)

Entity Name: Righteous Hemp, Inc.

Jurisdiction: Nevada Entity Type*: Corporation

3. Plan of Conversion, Exchange or Merger: (select one box)

☐ The entire plan of conversion, exchange or merger is attached to these articles.

☒ The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity. The entire plan of exchange or merger is on file at the registered office of the acquiring corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the acquiring entity (NRS 92A.200).

☐ The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330. (Conversion only)

4. Approval: (If more than one entity being acquired or merging please attach additional approval page.)

Exchange/Merger:
Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity)

☐ A. Owner's approval was not required from the:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☒ B. The plan was approved by the required consent of the owners of:
- ☒ Acquired/merging
- ☐ Acquiring/surviving

☐ C. Approval of plan of exchange/merger for Nevada non-profit corporation (NRS 92A.160):

Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.
- ☐ Acquired/merging
- ☐ Acquiring/surviving

Name of acquired/merging entity:

Name of acquiring/surviving entity:

5. Effective Date and Time: (Optional)

Date: Time:

(must not be later than 90 days after the certificate is filed)

* *corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.*

Page 1 of 4
Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 92A.205

This filing completes the following: ☐ Conversion ☐ Exchange ☒ Merger

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

4. Approval Continued:
(If more than one entity being acquired or merging please attach additional approval page.)

Exchange/Merger:
Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity)

☐ A. Owner's approval was not required from the:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☒ B. The plan was approved by the required consent of the owners of:
- ☐ Acquired/merging
- ☒ Acquiring/surviving

☐ C. Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160):

Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.
- ☐ Acquired/merging
- ☐ Acquiring/surviving

Name of acquired/merging entity

Name of acquiring/surviving entity

4. Approval Continued:
(If more than one entity being acquired or merging please attach additional approval page.)

Exchange/Merger:
Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity)

☐ A. Owner's approval was not required from the:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ B. The plan was approved by the required consent of the owners of:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ C. Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160):

Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.
- ☐ Acquired/merging
- ☐ Acquiring/surviving

Name of acquired/merging entity

Name of acquiring/surviving entity

* *corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.*

Page 2 of 4
Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 91A.205

6.Forwarding Address for Service of Process: (Conversion and Mergers only, if resulting/surviving entity is foreign)	Name: ____ Country: ____ Care of: ____ Address: ____ City: ____ State: ____ Zip/Postal Code: ____
7. Amendment, if any, to the articles or certificate of the surviving entity. (NRS 92A.200): (Merger only) **	
	** Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.
8. Declaration: (Exchange and Merger only)	**Exchange:** ☐ The undersigned declares that a plan of exchange has been adopted by each constituent entity (NRS 92A.200). **Merger:** (Select one box) ☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200). ☒ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).
9. Signature Statement: (Required)	☐ **Conversion:** A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity. Signatures - must be signed by: 1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87). 2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it. ____ Name of constituent entity

Form will be returned if unsigned.
This form must be accompanied by appropriate fees.

Page 3 of 4
Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 91A.205

9. Signature Statement Continued: (Required)

☐ **Exchange:**

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or a member if there are no Managers; A trustee of each Nevada business trust (NRS 92A.230)

Unless otherwise provided in the certificate of trust or governing instrument of a business trust, an exchange must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the exchange.

The articles of exchange must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

☒ **Merger:**

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230).

The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

10. Signature(s): (Required)

APPYEA, INC.

Name of acquired/merging entity

X ______________________________ | Title | Date

Signature (Exchange/Merger)

If more than one entity being acquired or merging please attach additional page of informaiton and signatures.

RIGHTEOUS HEMP, INC.

Name of acquiring/surviving entity

X ______________________________ | Title | Date

Signature (Exchange/Merger)

X ______________________________ | Title | Date

Signature of Constituent Entity (Conversion)

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Form will be returned if unsigned.
This form must be accompanied by appropriate fees.

Page 4 of 4
Revised: 1/1/2019

Appendix D-4

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

040105

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: Righteous Hemp, Inc.

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: Incorp Services, Inc.
Name

[ ] Noncommercial Registered Agent (name and address below) *OR* [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity

Street Address	City	Nevada	Zip Code
		Nevada	

Mailing Address (if different from street address)	City	Nevada	Zip Code
		Nevada	

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares with par value: 6,100,000,000 Par value per share: $ 0.0001 Number of shares without par value:

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/rustees)

1) Keri Williams
Name

Street Address	City	State	Zip Code
777 Main Street, Suite 600	Fort Worth	TX	76102

2) Devin Beavers
Name

Street Address	City	State	Zip Code
777 Main Street, Suite 600	Fort Worth	TX	76102

5. Purpose: (optional; required only if Benefit Corporation status selected)

The purpose of the corporation shall be:

6. Benefit Corporation: (see instructions) [ ] Yes

7. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

Douglas O. McKinnon
Name

X ______________________
Incorporator Signature

Address	City	State	Zip Code
777 Main Street, Suite 600	Fort Worth	TX	76102

8. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.

X ______________________
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

Date

This form must be accompanied by appropriate fees.

PRINT

Nevada Secretary of State NRS 78 Articles
Revised: 9-26-17

Appendix D-4

ARTICLES OF INCORPORATION

OF

RIGHTEOUS HEMP, INC.

(Continued from prior page)

ARTICLE 9.

The total number of shares of stock that Righteous Hemp, Inc. (the “Corporation”) shall have authority to issue is 6,100,000,000, consisting of 6,000,000,000 shares of Class A Common Stock, par value $0.0001 per share (“Common Stock”), and 100,000,000 shares of “blank check” preferred stock par value $0.0001 per share (“Preferred Stock”).

Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation (“Board of Directors”) prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof.

The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the directors (the “Voting Stock”), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

(a) The number of shares constituting that series and the distinctive designation of that series;

(b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates and the relative rights of priority, if any, of payment of dividends on shares of that series;

2 / 5

Articles of Incorporation

Righteous Hemp, Inc.

(c) Whether that series shall have voting rights, in addition to the class voting rights provided by law, and, if so, the terms of such voting rights;

(d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(h) Any other absolute or relative rights, preferences or limitations of that series.

Subject to the terms of any designation of Preferred Stock, each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to these Articles of Incorporation (including any certificate of designation of Preferred Stock relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to the Corporation’s Articles of Incorporation, as amended (including any certificate of designation of Preferred Stock relating to any series of Preferred Stock).

Series A Preferred Stock. Of the Corporation’s authorized Preferred Stock, the Corporation shall have authorized and designated 60,000,000 shares of Series A Preferred Stock. The Series A Preferred Stock shall each have voting rights equal to 1,000 shares of Class A Common Stock for each Series A Preferred Stock share and shall be convertible into 1,500 Class A Common Stock shares for each Series A Preferred Stock share.

3 / 5

Articles of Incorporation

Righteous Hemp, Inc.

ARTICLE 10.

The number of directors of the Corporation may be increased or decreased in the manner provided in the Bylaws of the Corporation; provided, that the number of directors shall never be less than one. Except as provided in any designation of Preferred Stock, in the interim between elections of directors by stockholders entitled to vote, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote which are not filled by said stockholders, may be filled by the remaining directors, though less than a quorum.

ARTICLE 11.

No fully paid shares of any class of stock of the Corporation shall be subject to any further call or assessment in any manner or for any cause. The good faith determination of the Board of Directors of the Corporation shall be final as to the value received in consideration of the issuance of fully paid shares.

ARTICLE 12.

The Corporation shall have perpetual existence.

ARTICLE 13.

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to fix the amount to be reserved as working capital over and above its paid-in capital stock, and to authorize and cause to be executed, mortgages and liens upon the real and personal property of the Corporation.

ARTICLE 14.

The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the Nevada Revised Statutes, as the same may be amended and supplemented.

ARTICLE 15.

The Corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

4 / 5

Articles of Incorporation

Righteous Hemp, Inc.

ARTICLE 16.

The Corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE 17.

Shareholders of the Corporation shall not have cumulative voting rights nor preemptive rights.

ARTICLE 18.

No contract or other transaction between the Corporation and any other entity, whether or not a majority of the shares of the capital stock of such other entity is owned by this Corporation, and no act of this Corporation shall be any way be affected or invalidated by the fact that any of the directors of this Corporation are pecuniarily or otherwise interested in, or are directors, officers, members, managers, partners or control persons of such other entity. Any director of this Corporation, individually, or any firm of which such director may be an affiliate, may be a party to, or may be pecuniarily or otherwise interested in any contract or transaction of the Corporation; provided, however, that the fact that he, she or such firm is so interested shall be disclosed or shall have been known to the Board of Directors of this Corporation, or a majority thereof; and any director of this Corporation who is also an affiliate of such other entity, or who is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of this Corporation that shall authorize such contract or transaction, and may vote thereat to authorize such contract or transaction, with like force and effect as if he were no such director or officer of such other entity or not so interested.

ARTICLE 19.

The Corporation, pursuant to Section 78.434 of the Nevada Revised Statutes (“NRS”), elects not to be governed by Sections 78.411 to 78.444 of the NRS, inclusive.

Additionally, the Corporation elects not to be governed by the provisions of NRS 78.378 to 78.3793, inclusive, of the NRS.

ARTICLE 20.

The Board of Directors shall adopt the initial Bylaws of the Corporation. The Board of Directors shall also have the power to alter, amend or repeal the Bylaws, or to adopt new Bylaws, except as otherwise may be specifically provided in the Bylaws.

5 / 5

Articles of Incorporation

Righteous Hemp, Inc.

Appendix D-5

BYLAWS

OF

RIGHTEOUS HEMP, INC.

a Nevada corporation

Adopted September [ ], 2019

i

Bylaws of Righteous Hemp, Inc.

ii

Bylaws of Righteous Hemp, Inc.

iii

Bylaws of Righteous Hemp, Inc.

BYLAWS

OF

RIGHTEOUS HEMP, INC.

a Nevada corporation

ARTICLE I.

DEFINITIONS

1.1. Definitions. Unless the context clearly requires otherwise, in these Bylaws:

1.1.1 “Articles of Incorporation” or “Articles” means the Articles of Incorporation of Righteous Hemp, Inc., as filed with the Secretary of State of the State of Nevada and includes all amendments thereto and restatements thereof subsequently filed.

1.1.2 “Board” means the board of directors of the Company and/or an authorized Committee of the Board, as applicable.

1.1.3 “Bylaws” means these Bylaws as adopted by the Board and includes amendments subsequently adopted by the Board or by the Stockholders.

1.1.4 “Company” means Righteous Hemp, Inc., a Nevada corporation.

1.1.5 “Section” refers to sections of these Bylaws.

1.1.6 “Nevada Law” means the Nevada Revised Statutes, as amended from time to time.

1.1.7 “Stockholder” means stockholders of record of the Company.

1.2. Offices. The title of an office refers to the person or persons who at any given time perform the duties of that particular office for the Company.

ARTICLE II.

OFFICES

2.1. Principal Office. The Company may locate its principal office within or without the state of incorporation as the Board may determine.

2.2. Registered Office. The registered office of the Company required by law to be maintained in the state of incorporation may be, but need not be, the same as the principal place of business of the Company. The Board may change the address of the registered office from time to time.

2.3. Other Offices. The Company may have offices at such other places, either within or without the state of incorporation, as the Board may designate or as the business of the Company may require from time to time.

Bylaws of Righteous Hemp, Inc.

ARTICLE III.

MEETINGS OF STOCKHOLDERS

3.1. Annual Meetings. The Stockholders of the Company shall hold their annual meetings for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings at such time, date and place as the Board shall determine by resolution, provided the Board may also determine that a virtual meeting of Stockholders by means of remote communication shall be held in addition to or instead of a physical meeting as permitted by Nevada law.

3.2. Special Meetings. The Board, the Chairman of the Board, the President, a majority of the members of the Board or a committee of the Board duly designated and whose powers and authority include the power to call meetings may call special meetings of the Stockholders of the Company at any time for any purpose or purposes. Special meetings of the Stockholders of the Company may also be called by the holders of at least 25% of all shares entitled to vote at the proposed special meeting.

If any person(s) other than the Board or the Chairman call a special meeting, the request shall:

(i) be in writing;

(ii) specify the general nature of the business proposed to be transacted; and

(iii) be delivered personally or sent by registered mail or by facsimile transmission to the Secretary of the Company.

(iv) additionally, if the special meeting is called by Stockholders as provided above, the request shall include documentation sufficient to confirm the Stockholder(s) total ownership of shares entitled to vote at the proposed special meeting.

Upon receipt of such a request, the Board shall determine the date, time and place of such special meeting, which must be scheduled to be held on a date that is within ninety (90) days of receipt by the Secretary of the request therefor, and the Secretary of the Company shall prepare a proper notice thereof. No business may be transacted at such special meeting other than the business specified in the notice to Stockholders of such meeting.

3.3. Place of Meetings. The Stockholders shall hold all meetings at such places, within or without the State of Nevada, as the Board or a committee of the Board shall specify in the notice or waiver of notice for such meetings.

Bylaws of Righteous Hemp, Inc.

3.4. Notice of Meetings. Except as otherwise required by law, the Board or a committee of the Board shall give notice of each meeting of Stockholders, whether annual or special, not less than 10 nor more than 60 days before the date of the meeting. The Board or a committee of the Board shall deliver a notice to each Stockholder entitled to vote at such meeting by delivering a typewritten or printed notice thereof to him personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to him at his address as it appears on the records of the Company, or by transmitting a notice thereof to him at such address by telegraph, telecopy, cable or wireless or, if the Stockholder has provided the Company his, her or its, email and authorization to be contacted via email, via email. If mailed, notice is given on the date deposited in the United States mail, postage prepaid, directed to the Stockholder at his address as it appears on the records of the Company. If emailed, in accordance with the above, notice is given on the date the email is sent the Stockholder at his, her or its email address as it appears on the records of the Company. An affidavit of the Secretary or an Assistant Secretary or of the Transfer Agent of the Company that he has given notice shall constitute, in the absence of fraud, prima facie evidence of the facts stated therein.

Every notice of a meeting of the Stockholders shall state the place, date and hour of the meeting and, in the case of a special meeting, also shall state the purpose or purposes of the meeting. Furthermore, if the Company will maintain the list at a place other than where the meeting will take place, every notice of a meeting of the Stockholders shall specify where the Company will maintain the list of Stockholders entitled to vote at the meeting.

3.5. Notice of Stockholder Business and Nominations. Subject to the Articles of Incorporation, the Stockholders who intend to nominate persons to the Board of Directors, subject where applicable to these Bylaws and applicable law, or propose any other action at an annual meeting of Stockholders must timely notify the Secretary of the Company of such intent. To be timely, a Stockholder’s notice must be delivered, mailed or emailed, and received at the principal executive offices of the Company or via email, as applicable, not earlier than the close of business on the day which falls 120 days prior to the one year anniversary of the Company’s last annual meeting of Stockholders and not later than the close of business on the day which falls 90 days prior to the one year anniversary of the Company’s last annual meeting of Stockholders, together with written notice of the shareholder’s intention to present a proposal for action at the meeting, unless the Company’s annual meeting date occurs more than 30 days before or 30 days after the one year anniversary of the Company’s last annual meeting of Stockholders. In that case, the Company must receive proposals not earlier than the close of business on the 120th day prior to the date of the annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement (or announcement to the shareholders if the Company is privately held) of the date of the annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which the Company first makes a public announcement of the date of the annual meeting (or if the Company is privately held, the first shareholder announcement of the date of the annual meeting). Such notice must be in writing and must include (a) the name and record address of the Stockholder who intends to propose the business and the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such Stockholder; (b) a representation that the Stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (c) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (d) any material interest of the Stockholder in such business; and (e) any other information that is required to be provided by the Stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”), if the Company is subject to the Exchange Act. In the event the Stockholder proposal relates to a nomination for appointment of a director of the Company, the notice shall also forth (a) as to each person whom the Stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Bylaws of Righteous Hemp, Inc.

Nominations of persons for election to the Board of Directors may be made at any annual meeting of Stockholders, or at any special meeting of Stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any Stockholder of the Company (i) who is a Stockholder of record on the date of the giving of the notice provided for in this Section 3.5 and on the record date for the determination of Stockholders entitled to notice of and to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 3.5.

Notwithstanding the foregoing, in order to include information with respect to a Stockholder proposal in the proxy statement and form of proxy for a stockholder’s meeting, Stockholders must provide notice as required by, and otherwise comply with the requirements of, the Exchange Act and the regulations promulgated thereunder. The Board of Directors reserves the right to refuse to submit any such proposal to Stockholders at an annual meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete. For the avoidance of doubt, the foregoing Section 3.5 shall be the exclusive means for a Stockholder to make nominations or propose business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Exchange Act, if the Company is subject to the Exchange Act) at an annual meeting of stockholders. For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by a national service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act or if the Company is privately held, a private announcement by the Company to its shareholders. Notwithstanding the foregoing provisions of this Section 3.5, a stockholder shall also comply with all applicable requirements of the Exchange Act and applicable state law with respect to matters set forth in this Section 3.5, if the Company is subject to the Exchange Act. Nothing in this Section 3.5 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act (if the Company is subject to the Exchange Act), or the Company’s or the Board of Director’s rights and obligations under the Exchange Act (if the Company is subject to the Exchange Act) and state law, as applicable.

3.6. Waiver of Notice. Whenever these Bylaws require written notice, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall constitute the equivalent of notice. Attendance of a person at any meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. No written waiver of notice need specify either the business to be transacted at, or the purpose or purposes of any regular or special meeting of the Stockholders, directors or members of a committee of the Board.

Bylaws of Righteous Hemp, Inc.

3.7. Adjournment of Meeting. When the Stockholders, the Board of Directors, or an officer (as provided in Section 3.8 below), adjourn a meeting to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Stockholders may transact any business which they may have transacted at the original meeting. If the adjournment is for more than 30 days or, if after the adjournment, the Board or a committee of the Board fixes a new record date for the adjourned meeting, the Board or a committee of the Board shall give notice of the adjourned meeting to each Stockholder of record entitled to vote at the meeting.

3.8. Quorum. Except as otherwise required by law, the holders of 33 1/3% of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes at any meeting of the Stockholders except as otherwise provided by applicable law, by the Articles of Incorporation or by these Bylaws. In the absence of a quorum at any meeting or any adjournment thereof, (A) the Board of Directors, without a vote of the Stockholders, may (1) postpone, reschedule, or cancel any previously scheduled annual meeting of stockholders and (2) postpone, reschedule, or cancel any previously scheduled special meeting of the Stockholders called by the Board of Directors or management (but not by the Stockholders); or (B) the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, or, in the absence therefrom of all the Stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting to another place, date or time.

If the chairman of the meeting gives notice of any adjourned special meeting of Stockholders to all Stockholders entitled to vote thereat, stating that the minimum percentage of Stockholders for a quorum as provided by Nevada Law shall constitute a quorum, then, except as otherwise required by law, that percentage at such adjourned meeting shall constitute a quorum and a majority of the votes cast at such meeting shall determine all matters.

Votes cast shall include votes cast against any proposal and shall exclude abstentions and broker non-votes, provided that votes cast against any proposal, abstentions and broker non-votes shall be counted in determining a quorum at any meeting.

3.9. Organization. Such person as the Board may have designated or, in the absence of such a person, the highest ranking officer of the Company who is present shall call to order any meeting of the Stockholders, determine the presence of a quorum, and act as chairman of the meeting. In the absence of the Secretary or an Assistant Secretary of the Company, the chairman shall appoint someone to act as the secretary of the meeting.

Bylaws of Righteous Hemp, Inc.

3.10. Conduct of Business. The chairman of any meeting of Stockholders shall determine the order of business and the procedure at the meeting, including such regulations of the manner of voting and the conduct of discussion as he deems in order.

3.11. List of Stockholders. At least 10 days before every meeting of Stockholders, the Secretary shall prepare a list of the Stockholders entitled to vote at the meeting or any adjournment thereof, arranged in alphabetical order, showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. The Company shall make the list available for examination by any Stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting will take place or at the place designated in the notice of the meeting.

The Secretary shall produce and keep the list at the time and place of the meeting during the entire duration of the meeting, and any Stockholder who is present may inspect the list at the meeting. The list shall constitute presumptive proof of the identity of the Stockholders entitled to vote at the meeting and the number of shares each Stockholder holds.

A determination of Stockholders entitled to vote at any meeting of Stockholders pursuant to this Section shall apply to any adjournment thereof.

3.12. Fixing of Record Date. For the purpose of determining Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or Stockholders entitled to receive payment of any dividend, or in order to make a determination of Stockholders for any other proper purpose, the Board or a committee of the Board may fix in advance a date as the record date for any such determination of Stockholders. However, the Board shall not fix such date, in any case, more than 60 days nor less than 10 days prior to the date of the particular action.

If the Board or a committee of the Board does not fix a record date for the determination of Stockholders entitled to notice of or to vote at a meeting of Stockholders, the record date shall be at the close of business on the day next preceding the day on which notice is given or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held or the date on which the Board adopts the resolution declaring a dividend.

Bylaws of Righteous Hemp, Inc.

3.13. Voting of Shares. Except as otherwise required by Nevada Law, the Articles, any certificate of designations, or the Bylaws, (i) at all meetings of Stockholders for the election of directors, a plurality of votes cast shall be sufficient to elect such directors; (ii) any other action taken by Stockholders shall be valid and binding upon the Company if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, at a meeting at which a quorum is present, except that adoption, amendment or repeal of the Bylaws by Stockholders will require the vote of a majority of the shares entitled to vote; and (iii) broker non-votes and abstentions are considered for purposes of establishing a quorum but not considered as votes cast for or against a proposal or director nominee. Each Stockholder shall have one vote for every share of stock having voting rights registered in his name on the record date for the meeting, except as otherwise provided in any preferred stock designation setting forth the right of preferred stock shareholders. The Company shall not have the right to vote treasury stock of the Company, nor shall another corporation have the right to vote its stock of the Company if the Company holds, directly or indirectly, a majority of the shares entitled to vote in the election of directors of such other corporation. Persons holding stock of the Company in a fiduciary capacity shall have the right to vote such stock. Persons who have pledged their stock of the Company shall have the right to vote such stock unless in the transfer on the books of the Company the pledgor expressly empowered the pledgee to vote such stock. In that event, only the pledgee, or his proxy, may represent such stock and vote thereon.

Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

3.14. Inspectors. At any meeting in which the Stockholders vote by ballot, the chairman may appoint one or more inspectors. Each inspector shall take and sign an oath to execute the duties of inspector at such meeting faithfully, with strict impartiality, and according to the best of his ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each; determine the shares represented at a meeting and the validity of proxies and ballots; count all votes and ballots; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The certification required herein shall take the form of a subscribed, written report prepared by the inspectors and delivered to the Secretary of the Company. An inspector need not be a Stockholder of the Company, and any officer of the Company may be an inspector on any question other than a vote for or against a proposal in which he has a material interest.

3.15. Proxies. A Stockholder may exercise any voting rights in person or by his proxy appointed by an instrument in writing, which he or his authorized attorney-in-fact has subscribed and which the proxy has delivered to the Secretary of the meeting pursuant to the manner prescribed by law.

A proxy is not valid after the expiration of 6 months after the date of its execution, unless the person executing it specifies thereon the length of time for which it is to continue in force (which length may not exceed 7 years, unless coupled with an interest) or limits its use to a particular meeting. Each proxy is irrevocable if it expressly states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

The attendance at any meeting of a Stockholder who previously has given a proxy shall not have the effect of revoking the same unless he notifies the Secretary in writing prior to the voting of the proxy.

3.16. Action by Consent. Any action required to be taken at any annual or special meeting of Stockholders of the Company or any action which may be taken at any annual or special meeting of such Stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action that is the subject of the consent at a meeting in which each Stockholder entitled to vote on the action is present and votes, and shall be delivered to the Company by delivery to its registered office, its principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded.

Bylaws of Righteous Hemp, Inc.

Every written consent shall bear the date of signature of each Stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days (or such other period as provided by applicable law) of the earliest dated consent delivered in the manner required by this Section to the Company, written consents signed by a sufficient number of holders to take action are delivered to the Company by delivery to its registered office, its principal place of business or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those Stockholders who have not consented in writing, provided further that failure to provide such notice shall not effect the validity of such action.

In the event of the delivery to the Company of a consent or consents in writing (“Consents”), the secretary of the Company, or such other officer of the Company as the Board may designate, shall provide for the safe-keeping of such Consents and any related revocations and shall promptly conduct such ministerial review of the sufficiency of all Consents and any related revocations and of the validity of the action to be taken by Stockholder consent as the secretary of the Company, or such other officer of the Company as the Board may designate, as the case may be, deems necessary or appropriate, including, without limitation, whether the Stockholders of a number of shares having the requisite voting power to authorize or take the action specified in Consents have given consent; provided, however, that if the corporate action to which the Consents relate is the removal or replacement of one or more members of the Board, the secretary of the Company, or such other officer of the Company as the Board may designate, as the case may be, shall promptly designate two persons, who shall not be members of the Board, to serve as inspectors (“Inspectors”) with respect to such Consent and such Inspectors shall discharge the functions of the secretary of the Company, or such other officer of the Company as the Board may designate, as the case may be, under this section. If after such investigation the secretary of the Company, such other officer of the Company as the Board may designate or the Inspectors, as the case may be, shall determine that the action purported to have been taken is duly authorized by the Consents, that fact shall be certified on the records of the Company kept for the purpose of recording the proceedings of meetings of Stockholders and the Consents shall be filed in such records.

In conducting the investigation required by this section, the secretary of the Company, such other officer of the Company as the Board may designate or the Inspectors, as the case may be, may, at the expense of the Company, retain special legal counsel and any other necessary or appropriate professional advisors as such person or persons may deem necessary or appropriate and shall be fully protected in relying in good faith upon the opinion of such counsel or advisors.

Bylaws of Righteous Hemp, Inc.

No action by written consent without a meeting shall be effective until such date as the secretary of the Company, such other officer of the Company as the Board may designate, or the Inspectors, as applicable, certify to the Company that the Consents delivered to the Company in accordance with this section, represent at least the minimum number of votes that would be necessary to take the corporate action in accordance with Nevada law and the Articles of Incorporation and Bylaws of the Company.

Nothing contained in this Section 3.16 shall in any way be construed to suggest or imply that the Board or any Stockholder shall not be entitled to contest the validity of any Consents or related revocations, whether before or after such certification by the secretary of the Company, such other officer of the Company as the Board may designate or the Inspectors, as the case may be, or to take any other action (including, without limitation, the commencement, prosecution, or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

3.17. Cumulative Voting. Cumulative voting is expressly forbidden.

3.18. Telephonic or Virtual Meetings. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, meetings of the Stockholders may be held through the use of conference telephone or similar communications equipment (including, but not limited to video conferencing), email or instant mail as long as all members participating in such meeting can communicate with one another at the time of such meeting. Participation in such meeting constitutes presence in person at such meeting.

ARTICLE IV.

BOARD OF DIRECTORS

4.1. General Powers. The Board shall manage the property, business and affairs of the Company.

4.2. Number. The number of directors who shall constitute the Board shall equal not less than 1 nor more than 10, as the Board or majority Stockholders may determine by resolution from time to time.

4.3. Election of Directors and Term of Office. The Stockholders of the Company shall elect the directors at the annual or adjourned annual meeting (except as otherwise provided herein for the filling of vacancies). Each director shall hold office until his death, resignation, retirement, removal, or disqualification, or until his successor shall have been elected and qualified.

4.4. Resignations. Any director of the Company may resign at any time by giving written notice to the Board or to the Secretary of the Company. Any resignation shall take effect upon receipt or at the time specified in the notice. Unless the notice specifies otherwise, the effectiveness of the resignation shall not depend upon its acceptance.

4.5. Removal. Unless otherwise provided in the Articles of Incorporation, any applicable certificate of designation or these Bylaws, stockholders holding 2/3 of the outstanding shares entitled to vote at an election of directors may remove any director or the entire Board of Directors at any time, with or without cause.

Bylaws of Righteous Hemp, Inc.

4.6. Vacancies. Unless otherwise provided in the Articles of Incorporation, any applicable certificate of designation or these Bylaws, any vacancy on the Board, whether because of death, resignation, disqualification, an increase in the number of directors, or any other cause may be filled by a majority of the remaining directors, a sole remaining director, or the majority Stockholders. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Articles of Incorporation or any applicable certificate of designation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. Any director elected to fill a vacancy shall hold office until his death, resignation, retirement, removal, or disqualification, or until his successor shall have been elected and qualified.

4.7. Chairman of the Board. At the initial and annual meeting of the Board, the directors may elect from their number a Chairman of the Board of Directors. The Chairman shall preside at all meetings of the Board and shall perform such other duties as the Board may direct. The Board also may elect a Vice Chairman and other officers of the Board, with such powers and duties as the Board may designate from time to time.

4.8. Compensation. The Board may compensate directors for their services and may provide for the payment of all expenses the directors incur by attending meetings of the Board or otherwise.

4.9. Insuring Directors, Officers, and Employees. The Company may purchase and maintain insurance on behalf of any director, officer, employee, or agent of the Company, or on behalf of any person serving at the request of the Company as a director, officer, employee, or agent of another company, partnership, joint venture, trust, or other enterprise, against any liability asserted against that person and incurred by that person in any such company, whether or not the Company has the power to indemnify that person against liability for any of those acts.

4.10. Delegation of Authority. Notwithstanding any provision of these Bylaws to the contrary, the Board may delegate the powers or duties of any officer to any other officer or agent.

ARTICLE V.

MEETINGS OF DIRECTORS

5.1. Regular Meetings. The Board may hold regular meetings at such places, dates and times as the Board shall establish by resolution. If any day fixed for a meeting falls on a legal holiday, the Board shall hold the meeting at the same place and time on the next succeeding business day. The Board need not give notice of regular meetings.

5.2. Place of Meetings. The Board may hold any of its meetings in or out of the State of Nevada, at such places as the Board may designate, at such places as the notice or waiver of notice of any such meeting may designate, or at such places as the persons calling the meeting may designate.

Bylaws of Righteous Hemp, Inc.

5.3. Meetings by Telecommunications or other Electronic Meetings. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, meetings of the Board or of any committee designated by the Board may be held through the use of a conference telephone or similar communications equipment such as email, instant messaging or similar communication so long as all members participating in such meeting can communicate with one another at the time of such meeting. Participation in such a meeting constitutes presence in person at such meeting. Each person participating in the meeting, or a duly appointed Secretary of the meeting, who attended such meeting, shall sign the minutes thereof, which may be in counterparts. Approval of said meeting may be accomplished via email or fax.

5.4. Special Meetings. The Chairman of the Board (or if there is no Chairman, any member of the Board of Directors), the President (or any Vice President if the President is absent or unable or refuses to act), or any two directors then in office (not including the Chairman, if the Company has a Chairman) may call a special meeting of the Board. The person or persons authorized to call special meetings of the Board may fix any place, either in or out of the State of Nevada as the place for the meeting.

5.5. Notice of Special Meetings. The person or persons calling a special meeting of the Board shall give written notice to each director of the time, place, date and purpose of the meeting of not less than three business days if by mail and not less than 24 hours if by facsimile (with confirmation of delivery), email or in person before the date of the meeting, or as otherwise provided by law. If mailed, notice is given on the date deposited in the United States mail, postage prepaid, to such director. If emailed, notice is given on the date the email is sent the member of the Board at his or her email address as it appears on the records of the Company. A director may waive notice of any special meeting, and any meeting shall constitute a legal meeting without notice if all the directors are present or if those not present sign either before or after the meeting a written waiver of notice, a consent to such meeting, or an approval of the minutes of the meeting. A notice or waiver of notice need not specify the purposes of the meeting or the business which the Board will transact at the meeting. Generally, a tentative agenda will be included, but the meeting shall not be confined to any agenda included with the notice.

Upon providing notice, the Secretary or other officer sending notice shall sign and file in the Corporate Record Book a statement of the details of the notice given to each director. If such statement should later not be found in the Corporate Record Book, due notice shall be presumed.

5.6. Waiver by Presence. Except when expressly for the purpose of objecting to the legality of a meeting, a director’s presence at a meeting shall constitute a waiver of notice of such meeting.

5.7. Quorum. A majority of the directors then in office shall constitute a quorum for all purposes at any meeting of the Board. In the absence of a quorum, a majority of directors present at any meeting may adjourn the meeting to another place, date or time without further notice. No proxies shall be given by directors to any person for purposes of voting or establishing a quorum at a directors’ meeting.

Bylaws of Righteous Hemp, Inc.

5.8. Conduct of Business. The Board shall transact business in such order and manner as the Board may determine. Except as the law requires otherwise, the Board shall determine all matters by the vote of a majority of the directors present at a meeting at which a quorum is present. The directors shall act as a Board, and the individual directors shall have no power as such. At every meeting of the Board of Directors, the Chairman of the Board, if there is such an officer, and if not, the President, or in the President’s absence, a Vice President designated by the President, or in the absence of such designation, a Chairman chosen by a majority of the directors present, shall preside. The Secretary of the Company shall act as Secretary of the Board of Directors’ meetings. When the Secretary is absent from any meeting or in the discretion of the Chairman, the Chairman may appoint any person to act as Secretary of that meeting.

5.9. Action by Consent. Unless otherwise restricted by the Articles or these Bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission (as defined under Nevada Law) and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

5.10. Transactions with Interested Directors. Any contract or other transaction between the Company and any of its directors (or any corporation or firm in which any of its directors are directly or indirectly interested) shall be valid for all purposes notwithstanding the presence of that director at the meeting during which the contract or transaction was authorized, and notwithstanding the directors’ participation in that meeting. This Section shall apply only if the contract or transaction is just and reasonable to the Company at the time it is authorized and ratified, the interest of each director is known or disclosed to the Board of Directors, and the Board (or an authorized committee thereof) nevertheless authorizes or ratifies the contract or transaction by a majority of the disinterested directors present (or by authorized committee of the Board). Each interested director is to be counted in determining whether a quorum is present, but shall not vote and shall not be counted in calculating the majority necessary to carry the vote. This Section shall not be construed to invalidate contracts or transactions that would be valid in its absence.

ARTICLE VI.

COMMITTEES

6.1. Committees of the Board. The Board may designate, by a vote of a majority of the directors then in office, committees of the Board. The committees shall serve at the pleasure of the Board and shall possess such lawfully delegable powers and duties as the Board may confer.

6.2. Selection of Committee Members. The Board shall elect by a vote of a majority of the directors then in office a director or directors to serve as the member or members of a committee. By the same vote, the Board may designate other directors as alternate members who may replace any absent or disqualified member at any meeting of a committee. In the absence or disqualification of any member of any committee and any alternate member in his place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or they constitute a quorum, may appoint by unanimous vote another member of the Board to act at the meeting in the place of the absent or disqualified member.

Bylaws of Righteous Hemp, Inc.

6.3. Conduct of Business. Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as the law or these Bylaws require otherwise and except as the Board shall otherwise determine. Each committee shall make adequate provision for notice of all meetings to members. A majority of the members of the committee shall constitute a quorum, unless the committee consists of one or two members. In that event, one member shall constitute a quorum. A majority vote of the members present shall determine all matters. A committee may take action without a meeting if all the members of the committee consent in writing and file the consent or consents with the minutes of the proceedings of the committee.

6.4. Authority. Any committee, to the extent the Board provides, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company, and may authorize the affixation of the Company’s seal to all instruments which may require or permit it. However, no committee shall have any power or authority with regard to amending the Articles of Incorporation, adopting an agreement of merger or consolidation, recommending to the Stockholders the sale, lease or exchange of all or substantially all of the Company’s property and assets, recommending to the Stockholders a dissolution of the Company or a revocation of a dissolution of the Company, or amending these Bylaws of the Company. Unless a resolution of the Board expressly provides, no committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger.

6.5. Minutes. Each committee shall keep regular minutes of its proceedings and report the same to the Board when required.

6.6. Committees. All Committees and all powers provided to such Committees shall be consistent with Nevada Law, the Articles and the rules and regulations of the principal market or exchange on which the Company’s capital stock then trades.

ARTICLE VII.

OFFICERS

7.1. Officers of the Company. The officers of the Company may consist of a Chief Executive Officer, President, a Secretary, a Treasurer and such Vice Presidents, a Chief Financial Officer, Assistant Secretaries, Assistant Treasurers, and other officers as the Board may designate and elect from time to time. The same person may hold at the same time any two or more offices.

7.2. Election and Term. The Board shall elect the officers of the Company. Each officer shall hold office until his death, resignation, retirement, removal or disqualification, or until his successor shall have been elected and qualified.

Bylaws of Righteous Hemp, Inc.

7.3. Compensation of Officers. The Board shall fix the compensation of all officers of the Company. No officer shall serve the Company in any other capacity and receive compensation, unless the Board authorizes the additional compensation.

7.4. Removal of Officers and Agents. The Board may remove any officer or agent it has elected or appointed at any time, with or without cause.

7.5. Resignation of Officers and Agents. Any officer or agent the Board has elected or appointed may resign at any time by giving written notice to the Board, the Chairman of the Board, the President, or the Secretary of the Company. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified. Unless otherwise specified in the notice, the Board need not accept the resignation to make it effective.

7.6. Bond. The Board may require by resolution any officer, agent, or employee of the Company to give bond to the Company, with sufficient sureties conditioned on the faithful performance of the duties of his respective office or agency. The Board also may require by resolution any officer, agent or employee to comply with such other conditions as the Board may require from time to time.

7.7. Chief Executive Officer. The Chief Executive Officer (CEO) shall be the chief operating officer of the Company and, subject to the Board’s control, shall supervise and direct all of the business and affairs of the Company. When present, he shall sign (with or without the Secretary, an Assistant Secretary, or any other officer or agent of the Company which the Board has authorized) deeds, mortgages, bonds, contracts or other instruments which the Board has authorized an officer or agent of the Company to execute. However, the Chief Executive Officer shall not sign any instrument which the law, these Bylaws, or the Board expressly require some other officer or agent of the Company to sign and execute. In general, the Chief Executive Officer shall perform all duties incident to the office of Chief Executive Officer and such other duties as the Board may prescribe from time to time.

7.8. President. Each President shall have such powers and duties as may be delegated to him or her by the Board. A President may be designated by the Board to perform the duties and exercise the powers of the CEO in the event of the CEO’s absence or disability. In the event the Company does not have a Chief Executive Officer, all of the powers of the CEO, as set forth in Section 7.7, above, shall be held by the President.

7.9. Vice Presidents. In the absence of the President or in the event of his death, inability or refusal to act, the Vice Presidents in the order of their length of service as Vice Presidents, unless the Board determines otherwise, shall perform the duties of the President. When acting as the President, a Vice President shall have all the powers and restrictions of the Presidency. A Vice President shall perform such other duties as the President or the Board may assign to him from time to time.

7.10. Chief Financial Officer. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Company, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

Bylaws of Righteous Hemp, Inc.

The Chief Financial Officer shall deposit all money and other valuables in the name and to the credit of the Company with such depositories as the Board may designate. The Chief Financial Officer shall disburse the funds of the Company as may be ordered by the Board, shall render to the Chief Executive Officer or, in the absence of a Chief Executive Officer, any president and directors, whenever they request it, an account of all of his or her transactions as Chief Financial Officer and of the financial condition of the Company, and shall have other powers and perform such other duties as may be prescribed by the Board or these Bylaws.

The Chief Financial Officer may be the Treasurer of the Company.

7.11. Secretary. The Secretary shall (a) keep the minutes of the meetings of the Stockholders and of the Board in one or more books for that purpose, (b) give all notices which these Bylaws or the law requires, (c) serve as custodian of the records and seal of the Company, (d) affix the seal of the Company to all documents which the Board has authorized execution on behalf of the Company under seal, (e) maintain a register of the address of each Stockholder of the Company (unless maintained by a duly appointed Transfer Agent), (f) sign, with the President, a Vice President, or any other officer or agent of the Company which the Board has authorized, certificates for shares of the Company, (g) have charge of the stock transfer books of the Company, and (h) perform all duties which the President or the Board may assign to him from time to time.

7.12. Assistant Secretaries. In the absence of the Secretary or in the event of his death, inability or refusal to act, the Assistant Secretaries in the order of their length of service as Assistant Secretary, unless the Board determines otherwise, shall perform the duties of the Secretary. When acting as the Secretary, an Assistant Secretary shall have the powers and restrictions of the Secretary. An Assistant Secretary shall perform such other duties as the President, Secretary or Board may assign from time to time.

7.13. Treasurer. The Treasurer shall (a) have responsibility for all funds and securities of the Company, (b) receive and give receipts for moneys due and payable to the Company from any source whatsoever, (c) deposit all moneys in the name of the Company in depositories which the Board selects, and (d) perform all of the duties which the President or the Board may assign to him from time to time.

7.14. Assistant Treasurers. In the absence of the Treasurer or in the event of his death, inability or refusal to act, the Assistant Treasurers in the order of their length of service as Assistant Treasurer, unless the Board determines otherwise, shall perform the duties of the Treasurer. When acting as the Treasurer, an Assistant Treasurer shall have the powers and restrictions of the Treasurer. An Assistant Treasurer shall perform such other duties as the Treasurer, the President, or the Board may assign to him from time to time.

7.15. Other Officers. The Board may appoint, or empower the Chief Executive Officer, or any other duly appointed officer of the Company, to appoint, such other officers and agents as the business of the Company may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board, Chief Executive Officer, or other designated officer may from time to time determine.

Bylaws of Righteous Hemp, Inc.

7.16. Delegation of Authority. Notwithstanding any provision of these Bylaws to the contrary, the Board may delegate the powers or duties of any officer to any other officer or agent.

7.17. Action with Respect to Securities of Other Corporations. Unless the Board directs otherwise, the Chief Executive Officer and President shall have the power to vote and otherwise act on behalf of the Company, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which the Company holds securities. Furthermore, unless the Board directs otherwise, the Executive Officer and President shall exercise any and all rights and powers which the Company possesses by reason of its ownership of securities in another corporation.

7.18. Vacancies. The Board may fill any vacancy in any office because of death, resignation, removal, disqualification or any other cause in the manner which these Bylaws prescribe for the regular appointment to such office.

ARTICLE VIII.

CONTRACTS, DRAFTS, DEPOSITS AND ACCOUNTS

8.1. Contracts. Except as otherwise provided in these Bylaws, the Board, or any officers of the corporation authorized thereby, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Company; such authority may be general or confined to specific instances.

8.2. Drafts. From time to time, the Board shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

8.3. Deposits. The Treasurer shall deposit all funds of the Company not otherwise employed in such banks, trust companies, or other depositories as the Board may select or as any officer, assistant, agent or attorney of the Company to whom the Board has delegated such power may select. For the purpose of deposit and collection for the account of the Company, the President or the Treasurer (or any other officer, assistant, agent or attorney of the Company whom the Board has authorized) may endorse, assign and deliver checks, drafts and other orders for the payment of money payable to the order of the Company.

8.4. General and Special Bank Accounts. The Board may authorize the opening and keeping of general and special bank accounts with such banks, trust companies, or other depositories as the Board may select or as any officer, assistant, agent or attorney of the Company to whom the Board has delegated such power may select. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

Bylaws of Righteous Hemp, Inc.

ARTICLE IX.

CERTIFICATES FOR SHARES AND THEIR TRANSFER

9.1. Certificates for Shares. Shares of the capital stock of the Company may be certificated or uncertificated, as provided under Nevada Law. Each Stockholder, upon written request to the Transfer Agent or registrar of the Company, shall be entitled to a certificate of the capital stock of the Company in such form as may from time to time be prescribed by the Board of Directors. The Secretary, Transfer Agent, or registrar of the Company shall number the certificates representing shares of the stock of the Company in the order in which the Company issues them. The President or any Vice President and the Secretary or any Assistant Secretary shall sign the certificates in the name of the Company. Any or all certificates may contain facsimile signatures. In case any officer, Transfer Agent, or registrar who has signed a certificate, or whose facsimile signature appears on a certificate, ceases to serve as such officer, Transfer Agent, or registrar before the Company issues the certificate, the Company may issue the certificate with the same effect as though the person who signed such certificate, or whose facsimile signature appears on the certificate, was such officer, Transfer Agent, or registrar at the date of issue. The Secretary, Transfer Agent, or registrar of the Company shall keep a record in the stock transfer books of the Company of the names of the persons, firms or corporations owning the stock represented by the certificates, the number and class of shares represented by the certificates and the dates thereof and, in the case of cancellation, the dates of cancellation. The Secretary, Transfer Agent, or registrar of the Company shall cancel every certificate surrendered to the Company for exchange or transfer. Except in the case of a lost, destroyed, stolen or mutilated certificate, the Secretary, Transfer Agent, or registrar of the Company shall not issue a new certificate in exchange for an existing certificate until he has canceled the existing certificate.

9.2. Transfer of Shares. A holder of record of shares of the Company’s stock, or his attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary, Transfer Agent or registrar of the Company, may transfer his shares only on the stock transfer books of the Company. Such person shall furnish to the Secretary, Transfer Agent, or registrar of the Company proper evidence of his authority to make the transfer and shall properly endorse and surrender for cancellation his existing certificate or certificates for such shares. Whenever a holder of record of shares of the Company’s stock makes a transfer of shares for collateral security, the Secretary, Transfer Agent, or registrar of the Company shall state such fact in the entry of transfer if the transferor and the transferee request. When a transfer of shares is requested and there is reasonable doubt as to the right of the person seeking the transfer, the Company or its Transfer Agent, before recording the transfer of the shares on its books or issuing any certificate there for, may require from the person seeking the transfer reasonable proof of that person’s right to the transfer. If there remains a reasonable doubt of the right to the transfer, the Company may refuse a transfer unless the person gives adequate security or a bond of indemnity executed by a corporate surety or by two individual sureties satisfactory to the Company as to form, amount, and responsibility of sureties. The bond shall be conditioned to protect the Company, its officers, Transfer Agents, and registrars, or any of them, against any loss, damage, expense, or other liability for the transfer or the issuance of a new certificate for shares.

Bylaws of Righteous Hemp, Inc.

9.3. Lost Certificates. The Board may direct the Secretary, Transfer Agent, or registrar of the Company to issue a new certificate to any holder of record of shares of the Company’s stock claiming that he has lost such certificate, or that someone has stolen, destroyed or mutilated such certificate, upon the receipt of an affidavit from such holder to such fact. When authorizing the issue of a new certificate, the Board, in its discretion may require as a condition precedent to the issuance that the owner of such certificate give the Company a bond of indemnity in such form and amount as the Board may direct.

9.4. Regulations. The Board may make such rules and regulations, not inconsistent with these Bylaws, as it deems expedient concerning the issue, transfer and registration of certificates for shares of the stock of the Company. The Board may appoint or authorize any officer or officers to appoint one or more Transfer Agents, or one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

9.5. Holder of Record. The Company may treat as absolute owners of shares the person in whose name the shares stand of record as if that person had full competency, capacity and authority to exercise all rights of ownership, despite any knowledge or notice to the contrary or any description indicating a representative, pledge or other fiduciary relation, or any reference to any other instrument or to the rights of any other person appearing upon its record or upon the share certificate. However, the Company may treat any person furnishing proof of his appointment as a fiduciary as if he were the holder of record of the shares.

9.6. Treasury Shares. Treasury shares of the Company shall consist of shares which the Company has issued and thereafter acquired but not canceled. Treasury shares shall not carry voting or dividend rights.

9.7. Consideration For Shares. Shares may be issued for such consideration as may be fixed from time to time by the Board of Directors, but not less than the par value stated in the Articles.

ARTICLE X.

INDEMNIFICATION

10.1. Definitions. In this Article:

(a) “Indemnitee” means (i) any present or former director, advisory director or officer of the Company, (ii) any person who while serving in any of the capacities referred to in clause (i) hereof served at the Company’s request as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and (iii) any person nominated or designated by (or pursuant to authority granted by) the Board of Directors or any committee thereof to serve in any of the capacities referred to in clauses (i) or (ii) hereof.

Bylaws of Righteous Hemp, Inc.

(b) “Official Capacity” means (i) when used with respect to a director, the office of director of the Company, and (ii) when used with respect to a person other than a director, the elective or appointive office of the Company held by such person or the employment or agency relationship undertaken by such person on behalf of the Company, but in each case does not include service for any other foreign or domestic corporation or any partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise.

(c) “Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding.

10.2. Indemnification. The Company shall indemnify every Indemnitee against all judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable expenses actually incurred by the Indemnitee in connection with any Proceeding in which he was, is or is threatened to be named defendant or respondent, or in which he was or is a witness without being named a defendant or respondent, by reason, in whole or in part, of his serving or having served, or having been nominated or designated to serve, in any of the capacities referred to in Section 10.1, if it is determined in accordance with Section 10.4 that the Indemnitee (a) conducted himself in good faith, (b) reasonably believed, in the case of conduct in his Official Capacity, that his conduct was in the Company’s best interests and, in all other cases, that his conduct was at least not opposed to the Company’s best interests, and (c) in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful; provided, however, that in the event that an Indemnitee is found liable to the Company or is found liable on the basis that personal benefit was improperly received by the Indemnitee the indemnification (i) is limited to reasonable expenses actually incurred by the Indemnitee in connection with the Proceeding and (ii) shall not be made in respect of any Proceeding in which the Indemnitee shall have been found liable for willful or intentional misconduct in the performance of his duty to the Company. Except as provided in the immediately preceding proviso to the first sentence of this Section 10.2, no indemnification shall be made under this Section 10.2 in respect of any Proceeding in which such Indemnitee shall have been (a) found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the Indemnitee’s Official Capacity, or (b) found liable to the Company. The termination of any Proceeding by judgment, order, settlement or conviction, or on a plea of nolo contendere or its equivalent, is not of itself determinative that the Indemnitee did not meet the requirements set forth in clauses (a), (b) or (c) in the first sentence of this Section 10.2. An Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom. Reasonable expenses shall, include, without limitation, all court costs and all fees and disbursements of attorneys for the Indemnitee. The indemnification provided herein shall be applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven.

10.3. Successful Defense. Without limitation of Section 10.2 and in addition to the indemnification provided for in Section 10.2, the Company shall indemnify every Indemnitee against reasonable expenses incurred by such person in connection with any Proceeding in which he is a witness or a named defendant or respondent because he served in any of the capacities referred to in Section 10.1, if such person has been wholly successful, on the merits or otherwise, in defense of the Proceeding.

Bylaws of Righteous Hemp, Inc.

10.4. Determinations. Any indemnification under Section 10.2 (unless ordered by a court of competent jurisdiction) shall be made by the Company only upon a determination that indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who, at the time of such vote, are not named defendants or respondents in the Proceeding; (b) if such a quorum cannot be obtained, then by a majority vote of a committee of the Board of Directors, duly designated to act in the matter by a majority vote of all directors (in which designated directors who are named defendants or respondents in the Proceeding may participate), such committee to consist solely of two (2) or more directors who, at the time of the committee vote, are not named defendants or respondents in the Proceeding; (c) by special legal counsel selected by the Board of Directors or a committee thereof by vote as set forth in clauses (a) or (b) of this Section 10.4 or, if the requisite quorum of all of the directors cannot be obtained therefor and such committee cannot be established, by a majority vote of all of the directors (in which directors who are named defendants or respondents in the Proceeding may participate); or (d) by the shareholders in a vote that excludes the shares held by directors that are named defendants or respondents in the Proceeding. Determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination that indemnification is permissible is made by special legal counsel, determination as to reasonableness of expenses must be made in the manner specified in clause (c) of the preceding sentence for the selection of special legal counsel. In the event a determination is made under this Section 10.4 that the Indemnitee has met the applicable standard of conduct as to some matters but not as to others, amounts to be indemnified may be reasonably prorated.

10.5. Advancement of Expenses. Reasonable expenses (including court costs and attorneys’ fees) incurred by an Indemnitee who was or is a witness or was, is or is threatened to be made a named defendant or respondent in a Proceeding shall be paid by the Company at reasonable intervals in advance of the final disposition of such Proceeding, and without making any of the determinations specified in Section 10.4, after receipt by the Company of (a) a written affirmation by such Indemnitee of his good faith belief that he has met the standard of conduct necessary for indemnification by the Company under this Article and (b) a written undertaking by or on behalf of such Indemnitee to repay the amount paid or reimbursed by the Company if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized in this Article. Such written undertaking shall be an unlimited obligation of the Indemnitee but need not be secured and it may be accepted without reference to financial ability to make repayment. Notwithstanding any other provision of this Article, the Company may pay or reimburse expenses incurred by an Indemnitee in connection with his appearance as a witness or other participation in a Proceeding at a time when he is not named a defendant or respondent in the Proceeding.

10.6. Employee Benefit Plans. For purposes of this Article, the Company shall be deemed to have requested an Indemnitee to serve an employee benefit plan whenever the performance by him of his duties to the Company also imposes duties on or otherwise involves services by him to the plan or participants or beneficiaries of the plan. Excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall be deemed fines. Action taken or omitted by an Indemnitee with respect to an employee benefit plan in the performance of his duties for a purpose reasonably believed by him to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Company.

Bylaws of Righteous Hemp, Inc.

10.7. Other Indemnification and Insurance. The indemnification provided by this Article shall (a) not be deemed exclusive of, or to preclude, any other rights to which those seeking indemnification may at any time be entitled under the Company’s Articles of Incorporation, any law, agreement or vote of shareholders or disinterested directors, or otherwise, or under any policy or policies of insurance purchased and maintained by the Company on behalf of any Indemnitee, both as to action in his Official Capacity and as to action in any other capacity, (b) continue as to a person who has ceased to be in the capacity by reason of which he was an Indemnitee with respect to matters arising during the period he was in such capacity, (c) inure to the benefit of the heirs, executors and administrators of such a person and (d) not be required if and to the extent that the person otherwise entitled to payment of such amounts hereunder has actually received payment therefor under any insurance policy, contract or otherwise.

10.8. Notice. Any indemnification of or advance of expenses to an Indemnitee in accordance with this Article shall be reported in writing to the shareholders of the Company with or before the notice or waiver of notice of the next shareholders’ meeting or with or before the next submission to shareholders of a consent to action without a meeting and, in any case, within the 12-month period immediately following the date of the indemnification or advance.

10.9. Construction. The indemnification provided by this Article shall be subject to all valid and applicable laws, including, without limitation, Nevada Law, and, in the event this Article or any of the provisions hereof or the indemnification contemplated hereby are found to be inconsistent with or contrary to any such valid laws, the latter shall be deemed to control and this Article shall be regarded as modified accordingly, and, as so modified, to continue in full force and effect.

10.10. Continuing Offer, Reliance, etc. The provisions of this Article (a) are for the benefit of, and may be enforced by, each Indemnitee of the Company, the same as if set forth in their entirety in a written instrument duly executed and delivered by the Company and such Indemnitee and (b) constitute a continuing offer to all present and future Indemnitees. The Company, by its adoption of these Bylaws, (a) acknowledges and agrees that each Indemnitee of the Company has relied upon and will continue to rely upon the provisions of this Article in becoming, and serving in any of the capacities referred to in Section 10.1 of this Article, (b) waives reliance upon, and all notices of acceptance of, such provisions by such Indemnitees and (c) acknowledges and agrees that no present or future Indemnitee shall be prejudiced in his right to enforce the provisions of this Article in accordance with its terms by any act or failure to act on the part of the Company.

10.11. Effect of Amendment. No amendment, modification or repeal of this Article or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitees to be indemnified by the Company, nor the obligation of the Company to indemnify any such Indemnitees, under and in accordance with the provisions of the Article as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

Bylaws of Righteous Hemp, Inc.

ARTICLE XI.

TAKEOVER OFFERS; NEVADA CONTROL STATUTES

11.1. Takeover Offers. In the event the Company receives a takeover offer, the Board of Directors shall consider all relevant factors in evaluating such offer, including, but not limited to, the terms of the offer, and the potential economic and social impact of such offer on the Company’s Stockholders, employees, customers, creditors and community in which it operates.

11.2. Nevada Controlling Interest Statutes. Pursuant to Nevada Revised Statutes (“NRS”) Section 78.378, the Company shall not be governed by the provisions of NRS 78.378 to 78.3793, inclusive, of the NRS, and such Sections shall not apply to the Company or to an acquisition of a controlling interest by any stockholder of the Company.

ARTICLE XII.

DIVIDENDS

12.1. General. The Board, subject to any restrictions contained in either (i) Nevada Law, or (ii) the Articles, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the Company’s capital stock.

12.2. Dividend Reserve. The Board may set apart out of any of the funds of the Company available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

ARTICLE XIII.

NOTICES

13.1. General. Whenever these Bylaws require notice to any Stockholder, director, officer or agent, such notice does not mean personal notice. A person may give effective notice under these Bylaws in every case by depositing a writing in a post office or letter box in a postpaid, sealed wrapper, or by dispatching a prepaid telegram addressed to such Stockholder, director, officer or agent at his address on the books of the Company. Unless these Bylaws expressly provide to the contrary, the time when the person sends notice shall constitute the time of the giving of notice.

13.2. Waiver of Notice. Whenever the law or these Bylaws require notice, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein.

13.3. Electronic Notice. Without limiting the manner by which notice otherwise may be given effectively to Stockholders pursuant to Nevada Law, the Articles or these Bylaws, any notice to Stockholders given by the Company under any provision of Nevada Law, the Articles or these Bylaws shall be effective if given by a form of electronic transmission consented to by the Stockholder to whom the notice is given. Any such consent shall be revocable by the Stockholder by written notice to the Company. Any such consent shall be deemed revoked if:

Bylaws of Righteous Hemp, Inc.

(i) the Company is unable to deliver by electronic transmission two consecutive notices given by the Company in accordance with such consent; and

(ii) such inability becomes known to the Secretary or an Assistant Secretary of the Company or to the Transfer Agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i) if by facsimile telecommunication, when directed to a number at which the Stockholder has consented to receive notice;

(ii) if by electronic mail, when directed to an electronic mail address at which the Stockholder has consented to receive notice;

(iii) if by a posting on an electronic network together with separate notice to the Stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv) if by any other form of electronic transmission, when directed to the Stockholder.

An affidavit of the Secretary or an Assistant Secretary or of the Transfer Agent or other agent of the Company that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein. An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Notwithstanding the above, no notice by a form of electronic transmission shall be effective if prohibited by Nevada Law, the Articles or these Bylaws.

13.4. Undeliverable Notices. Whenever notice is required to be given, under any provision of the Nevada Law, the Articles or these Bylaws, to any Stockholder to whom (a) notice of two (2) consecutive annual meetings, or (b) all, and at least two (2) payments (if sent by first-class mail) of dividends or interest on securities during a twelve (12) month period, have been mailed addressed to such person at such person’s address as shown on the records of the Company and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Company a written notice setting forth such person’s then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Company is such as to require the filing of an amendment to the Articles with the Secretary of State of Nevada, the amendment need not state that notice was not given to persons to whom notice was not required to be given pursuant to Nevada Law.

Bylaws of Righteous Hemp, Inc.

ARTICLE XIV.

MISCELLANEOUS

14.1. Facsimile Signatures. In addition to the use of facsimile signatures which these Bylaws specifically authorize, the Company may use such facsimile signatures of any officer or officers, agents or agent, of the Company as the Board or a committee of the Board may authorize.

14.2. Corporate Seal. The Board may provide for a suitable seal containing the name of the Company, of which the Secretary shall be in charge. The Treasurer, any Assistant Secretary, or any Assistant Treasurer may keep and use the seal or duplicates of the seal if and when the Board or a committee of the Board so directs.

14.3. Fiscal Year. The Board shall have the authority to fix and change the fiscal year of the Company.

14.4. Bylaw Provisions Additional and Supplemental to Provisions of Law. All restrictions, limitations, requirements and other provisions of these Bylaws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal.

14.5. Bylaw Provisions Contrary to or Inconsistent with Provisions of Law. Any article, section, subsection, subdivision, sentence, clause or phrase of these Bylaws which, upon being construed in the manner provided in Section 14.4 of these Bylaws, shall be contrary to or inconsistent with any applicable provision of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these Bylaws, it being hereby declared that these Bylaws, and each article, section, subsection, subdivision, sentence, clause, or phrase thereof, would have been adopted irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

ARTICLE XV.

AMENDMENTS

15.1. Amendments. Subject to the provisions of the Articles, the Stockholders or the Board may amend or repeal these Bylaws at any shareholders or directors meeting, subject to the voting and approval requirements of the shareholders and the directors, as applicable, set forth herein for general Company matters. All amendments shall be upon advice of counsel as to legality, except in emergency. Bylaw changes shall take effect upon adoption unless otherwise specified.

Bylaws of Righteous Hemp, Inc.

Appendix E

47-1A-1301. Definitions. Terms used in §§ 47-1A-1301 to 47-1A-1331.2, inclusive, mean:

(1) “Affiliate,” any person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of subdivision 47-1A-1302.1(4), a person is deemed to be an affiliate of its senior executives;

(2) “Beneficial shareholder,” any person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner’s behalf;

(3) “Corporation,” the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in §§ 47-1A-1321 to 47-1A-1331.2, inclusive, includes the surviving entity in a merger;

(4) “Fair value,” the value of the corporation’s shares determined:

(a) Immediately before the effectuation of the corporate action to which the shareholder objects;

(b) Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

(c) Without discounting for lack of marketability or minority status except, if appropriate, for amendments to the articles pursuant to subdivision 47-1A-1302(5);

(5) “Interest,” interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action;

(6) “Preferred shares,” any class or series of shares whose holders have preference over any other class or series with respect to distributions;

(7) “Record shareholder,” the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation;

(8) “Senior executive,” the chief executive officer, chief operating officer, chief financial officer, and anyone in charge of a principal business unit or function;

(9) “Shareholder,” both a record shareholder and a beneficial shareholder.

Source: SL 2005, ch 239, § 280.

 47-1A-1302. Right to appraisal. A shareholder is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder’s shares, in the event of any of the following corporate actions:

(1) Consummation of a merger to which the corporation is a party under either of the following circumstances:

(a) Shareholder approval is required for the merger by § 47-1A-1104 and the shareholder is entitled to vote on the merger, except that appraisal rights are not available to any shareholder of the corporation with respect to shares of any class or series that remain outstanding after consummation of the merger; or

(b) The corporation is a subsidiary and the merger is governed by §§ 47-1A-1105 to 47-1A-1105.2, inclusive;

(2) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights are not available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(3) Consummation of a disposition of assets pursuant to §§ 47-1A-1202 to 47-1A-1202.6, inclusive, if the shareholder is entitled to vote on the disposition;

(4) An amendment of the articles of incorporation with respect to a class or series of shares that reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created;

(5) Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors;

(6) Consummation of a domestication if the shareholder does not receive shares in the foreign corporation resulting from the domestication that have terms as favorable to the shareholder in all material respects, and represent at least the same percentage interest of the total voting rights of the outstanding shares of the corporation, as the shares held by the shareholder before the domestication; or

(7) Consummation of a conversion of the corporation to an unincorporated entity pursuant to §§ 47-1A-950 to 47-1A-956, inclusive.

Source: SL 2005, ch 239, § 281.

47-1A-1302.1. Limitations on availability of appraisal rights. Notwithstanding § 47-1A-1302, the availability of appraisal rights under subdivisions 47-1A-1302(1), (2), (3), (4), (6), and (8) are limited in accordance with the following provisions:

(1) Appraisal rights are not available for the holders of shares of any class or series of shares which is:

(a) Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.;

or

(b) Not listed or designated as provided in subsection (a), but has at least two thousand shareholders and the outstanding shares of such class or series has a market value of at least twenty million dollars, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than ten percent of such shares;

(2) The applicability of subdivision (1) shall be determined as of:

(a) The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

(b) The day before the effective date of such corporate action if there is no meeting of shareholders;

(3) The provisions of subdivision (1) are not applicable and appraisal rights are available pursuant to § 47-1A-1302 for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subdivision (1) at the time the corporate action becomes effective;

(4) The provisions of subdivision (1) are not applicable and appraisal rights are available pursuant to § 47-1A-1302 for the holders of any class or series of shares in which:

(a) Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:

(i) Is, or at any time in the one-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of twenty percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within one year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

(ii) Directly or indirectly has, or at any time in the one-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of twenty-five percent or more of the directors to the board of directors of the corporation; or

(b) Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the one-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

(i) Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action; or

(ii) Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in §§ 47-1A-862 to 47-1A-862.3, inclusive; or

(iii) In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate;

(5) For the purposes of subdivision (4), the term, beneficial owner, means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares. However, a member of a national securities exchange may not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the record holder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

Source: SL 2005, ch 239, § 282.

47-1A-1302.2.   Limits on or elimination of appraisal rights for preferred shares by articles of incorporation--Application. Notwithstanding any other provision of §§ 47-1A-1302 to 47-1A-1302.3, inclusive, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment does not apply to any corporate action that becomes effective within one year of that date if such action would otherwise afford appraisal rights.

Source: SL 2005, ch 239, § 283.

47-1A-1302.3. Challenge of specified completed corporate actions--Limitation. No shareholder may challenge a completed corporate action described in § 47-1A-1302, other than those subscribed in subdivisions 47-1A-1302.1(3) and (4), unless such corporate action:

(1) Was not effectuated in accordance with the applicable provisions of §§ 47-1A-901 to 47-1A-1202.6, inclusive, or the corporation’s articles of incorporation, bylaws or board of directors’ resolution authorizing the corporate action; or

(2) Was procured as a result of fraud or material misrepresentation.

Source: SL 2005, ch 239, § 284.

47-1A-1303.   Assertion of appraisal rights by record shareholders for part of shares in name. A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder's name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder's name under this section shall be determined as if the shares as to which the record shareholder objects and the record shareholder's other shares were registered in the names of different record shareholders.

Source: SL 2005, ch 239, § 285.

47-1A-1303.1. Assertion of appraisal rights of beneficial shareholder. A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

(1) Submits to the corporation the record shareholder’s written consent to the assertion of such rights no later than the date referred to in subsection 47-1A-1322.1(2)(b); and

(2) Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

Source: SL 2005, ch 239, § 286.

47-1A-1320. Notice of appraisal rights. If proposed corporate action described in § 47-1A-1302 is to be submitted to a vote at a shareholders’ meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not, or may be entitled to assert appraisal rights under this §§ 47-1A-1301 to 47-1A-1331.2, inclusive. If the corporation concludes that appraisal rights are or may be available, a copy of §§ 47-1A-1301 to 47-1A-1331.2, inclusive, must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

In a merger pursuant to §§ 47-1A-1105 to 47-1A-1105.2, inclusive, the parent corporation shall notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice shall be sent within ten days after the corporate action became effective and include the materials described in §§ 47-1A-1322 to 47-1A-1323, inclusive.

Source: SL 2005, ch 239, § 287.

47-1A-1321. Notice of intent to demand payment. If proposed corporate action requiring appraisal rights under §§ 47-1A-1302 to 47-1A-1302.3, inclusive, is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(1) Must deliver to the corporation before the vote is taken written notice of the shareholder’s intent to demand payment if the proposed action is effectuated; and

(2) Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

Source: SL 2005, ch 239, § 288.

47-1A-1322.   Appraisal notice and form--Delivery to shareholders. If proposed corporate action requiring appraisal rights under § 47-1A-1302 becomes effective, the corporation must deliver a written appraisal notice and form required by subdivision 47-1A-1322.1(1) to all shareholders who satisfied the requirements of § 47-1A-1321. In the case of a merger under §§ 47-1A-1105 to 47-1A-1105.2, inclusive, the parent shall deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

Source: SL 2005, ch 239, § 289.

47-1A-1322.1. Appraisal notice and form--Time limits and content. The appraisal notice shall be sent no earlier than the date the corporate action became effective and no later than ten days after such date and must:

(1) Supply a form that specifies the date of the first announcement to shareholders of the principal terms of the proposed corporate action and requires the shareholder asserting appraisal rights to certify (i) whether or not beneficial ownership of those shares for which appraisal rights are asserted was acquired before that date and (ii) that the shareholder did not vote for the transaction;

(2) State the following:

(a) Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subsection (2)(b);

(b) A date by which the corporation must receive the form, which date may not be fewer than forty nor more than sixty days after the date the § 47-1A-1322 appraisal notice and form are sent, and state that the shareholder waives the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date;

(c) The corporation’s estimate of the fair value of the shares;

(d) That, if requested in writing, the corporation will provide, to the shareholder so requesting, within ten days after the date specified in subsection (2)(b) the number of shareholders who return the forms by the specified date and the total number of shares owned by them; and

(e) The date by which the notice to withdraw under §§ 47-1A-1323 to 47-1A-1323.2, inclusive, must be received, which date must be within twenty days after the date specified in subsection (2)(b); and

(3) Be accompanied by a copy of §§ 47-1A-1301 to 47-1A-1331.2, inclusive.

Source: SL 2005, ch 239, § 290.

47-1A-1323.   Perfection of rights--Right to withdraw. A shareholder who receives notice pursuant to §§ 47-1A-1322 and 47-1A-1322.1 and who wishes to exercise appraisal rights must certify on the form sent by the corporation whether the beneficial owner of such shares acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to subdivision 47-1A-1322.1(1). If a shareholder fails to make this certification, the corporation may elect to treat the shareholder's shares as after-acquired shares under §§ 47-1A-1325 to 47-1A-1325.3, inclusive. In addition, a shareholder who wishes to exercise appraisal rights must execute and return the form and, in the case of certificated shares, deposit the shareholder's certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to subsection 47-1A-1322.1(2)(b). Once a shareholder deposits that shareholder's certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to § 47-1A-1322.1.

Source: SL 2005, ch 239, § 291.

47-1A-1323.1.   Subsequent withdrawal from appraisal process. A shareholder who has complied with § 47-1A-1322 may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to subsection 47-1A-1322.1(2)(e). A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation's written consent.

Source: SL 2005, ch 239, § 292.

47-1A-1323.2.   Loss of payment upon failure to return form and deposit share certificates. A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder's share certificates where required, each by the date set forth in the notice described in § 47-1A-1322.1, is not entitled to payment under this chapter.

Source: SL 2005, ch 239, § 293.

47-1A-1324. Payment for shares. Except as provided in §§ 47-1A-1325 to 47-1A-1325.3, inclusive, within thirty days after the form required by subsection 47-1A-1322.1(2)(b) is due, the corporation shall pay in cash to those shareholders who complied with § 47-1A-1323 the amount the corporation estimates to be the fair value of their shares, plus interest.

The payment to each shareholder pursuant to this section must be accompanied by:

(1) Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any;

(2) A statement of the corporation’s estimate of the fair value of the shares, which estimate must equal or exceed the corporation’s estimate given pursuant to subsection 47-1A-1322.1(2)(c);

(3) A statement that shareholders described in this section have the right to demand further payment under § 47-1A-1326 and that if any such shareholder does not do so within the time period specified therein, such shareholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

Source: SL 2005, ch 239, § 294.

47-1A-1325.   Withholding of payment for after-acquired shares. A corporation may elect to withhold payment required by § 47-1A-1324 from any shareholder who did not certify that beneficial ownership of all of the shareholder's shares for which appraisal rights are asserted was acquired before the date set forth in the appraisal notice sent pursuant to subdivision 47-1A-1322.1(1).

Source: SL 2005, ch 239, § 295.

47-1A-1325.1. Notice required upon withholding of payment for after-acquired shares. If the corporation elected to withhold payment under § 47-1A-1325, the corporation must, within thirty days after the form required by subsection 47-1A-1322.1(2)(b) is due, notify all shareholders who are described in § 47-1A-1325:

(1) Of the information required by subdivision 47-1A-1324(1);

(2) Of the corporation’s estimate of fair value pursuant to subdivision 47-1A-1324(2);

(3) That they may accept the corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under § 47-1A-1326;

(4) That those shareholders who wish to accept such offer must so notify the corporation of their acceptance of the corporation’s offer within thirty days after receiving the offer; and

(5) That those shareholders who do not satisfy the requirements for demanding appraisal under § 47-1A-1326 shall be deemed to have accepted the corporation’s offer.

Source: SL 2005, ch 239, § 296.

 47-1A-1325.2.   Payment for shares upon shareholder acceptance of offer in notice. Within ten days after receiving the shareholder's acceptance pursuant to § 47-1A-1325.1, the corporation must pay in cash the amount it offered under subdivision 47-1A-1325.1(2) to each shareholder who agreed to accept the corporation's offer in full satisfaction of the shareholder's demand.

Source: SL 2005, ch 239, § 297.

47-1A-1325.3.   Payment for shares of amount offered in notice to specified shareholders. Within forty days after sending the notice described in § 47-1A-1325.1, the corporation must pay in cash the amount it offered to pay under subdivision 47-1A-1325.1(2) to each shareholder described in subdivision 47-1A-1325.1(5).

Source: SL 2005, ch 239, § 298.

47-1A-1326. Procedure if shareholder dissatisfied with payment or offer. A shareholder paid pursuant to § 47-1A-1324 who is dissatisfied with the amount of the payment must notify the corporation in writing of that shareholder’s estimate of the fair value of the shares and demand payment of that estimate plus interest, less any payment under § 47-1A-1324. A shareholder offered payment under §§ 47-1A-1325 to 47-1A-1325.3, inclusive, who is dissatisfied with that offer must reject the offer and demand payment of the shareholder’s stated estimate of the fair value of the shares plus interest.

A shareholder who fails to notify the corporation in writing of that shareholder's demand to be paid the shareholder's stated estimate of the fair value plus interest under this section within thirty days after receiving the corporation's payment or offer of payment under § 47-1A-1324 or §§ 47-1A-1325 to 47-1A-1325.3, inclusive, respectively, waives the right to demand payment under this section and is entitled only to the payment made or offered pursuant to those respective sections.

Source: SL 2005, ch 239, § 299.

47-1A-1330.   Court action. If a shareholder makes demand for payment under § 47-1A-1326 which remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay in cash to each shareholder the amount the shareholder demanded pursuant to § 47-1A-1326 plus interest.

Source: SL 2005, ch 239, § 300.

47-1A-1330.1.   Venue. The corporation shall commence the proceeding in the appropriate court of the county where the corporation's principal office is located, or, if none in this state, in Hughes County. If the corporation is a foreign corporation, it shall commence the proceeding in the county in this state where the principal office of the domestic corporation merged with the foreign corporation was located or, if the domestic corporation did not have its principal office in this state at the time of the transaction, in Hughes County.

Source: SL 2005, ch 239, § 301; SL 2008, ch 275, § 38.

 47-1A-1330.2.   Parties--Service. The corporation shall make all shareholders, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares, and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

Source: SL 2005, ch 239, § 302.

47-1A-1330.3.   Jurisdiction--Appraisers--Discovery--Jury trial. The jurisdiction of the court in which the proceeding is commenced under § 47-1A-1330.1 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them, or in any amendment to it. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There is no right to a jury trial.

Source: SL 2005, ch 239, § 303.

47-1A-1330.4.   Judgment amount. Each shareholder made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds the fair value of the shareholder's shares, plus interest, exceeds the amount paid by the corporation to the shareholder for such shares or for the fair value, plus interest, of the shareholder's shares for which the corporation elected to withhold payment under §§ 47-1A-1325 to 47-1A-1325.3, inclusive.

Source: SL 2005, ch 239, § 304.

47-1A-1331.   Court costs. The court in an appraisal proceeding commenced under §§ 47-1A-1330 to 47-1A-1330.4, inclusive, shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by §§ 47-1A-1301 to 47-1A-1331.2, inclusive.

Source: SL 2005, ch 239, § 305.

47-1A-1331.1. Counsel and expert fees and expenses. The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(1) Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with the requirements of §§ 47-1A-1320, 47-1A-1322, 47-1A-1322.1, 47-1A-1324, or 47-1A-1325 to 47-1A-1325.3, inclusive; or

(2) Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

Source: SL 2005, ch 239, § 306.

47-1A-1331.2. Counsel fees to be paid by benefited shareholders. If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

To the extent the corporation fails to make a required payment pursuant to § 47-1A-1324, §§ 47-1A-1325 to 47-1A-1325.3, inclusive, or § 47-1A-1326, the shareholder may sue directly for the amount owed and, to the extent successful, is entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

Source: SL 2005, ch 239, § 307.

FORM OF PROXY

(SEE ATTACHED)

APPYEA, INC.
777 Main Street, Suite 600
Fort Worth, Texas 76102
VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

  APPYEA, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:		For	Against	Abstain

1.	To consider and vote upon a Proposal to file an Application for Amended Articles of Incorporation to change the Company’s name to “Righteous Hemp, Inc.”	☐	☐	☐

2.

To consider and vote upon a Proposal to authorize our board of directors, without further stockholder approval, to effect a reverse stock split of all of the outstanding Class A Common Stock of the Company, by the filing of an Application for Amended Articles of Incorporation, in a ratio of between one-for-two hundred and fifty and one-for-ten thousand.

		☐	☐	☐

3.	To consider and vote upon the adoption of the AppYea, Inc. 2019 Equity Incentive Plan.	☐	☐	☐

4.	To consider and vote upon ratification of a reincorporation of the Company from a South Dakota corporation to a Nevada corporation pursuant to an Agreement and Plan of Merger to Redomicile.	☐	☐	☐

Please sign exactly as your name(s) appear hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important notice regarding the Internet availability of proxy materials for the

Special Meeting of Shareholders:

The Notice and Proxy Statement are available at: www.proxyvote.com.

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APPYEA, INC.

SPECIAL MEETING OF STOCKHOLDERS

SEPTEMBER [ ], 2019 AT [___] [ ].M.

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

By signing on the reverse side, the undersigned stockholder of APPYEA, INC., a South Dakota corporation (the “Company”), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement of the Company, each dated on or around September [ ], 2019, and hereby appoints Douglas O. McKinnon and Devin Beavers (the “Proxies”) proxies and attorneys-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the special meeting of Stockholders of the Company, to be held on September [ ], 2019 at [_____] [ ].m. local time at [________________], and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. You hereby revoke all proxies previously given. This proxy is revocable at any time prior to its use.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, AND 4 LISTED ON THE REVERSE SIDE OF THIS CARD.

IF YOU DO NOT VOTE BY PHONE OR OVER THE INTERNET, PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side.)